File Nos. 33-10238
811-4906
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 39	[X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 39	[X]

(Check appropriate box or boxes.)

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York10166
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

---- X on August 31, 2004 pursuant to paragraph (b) ----
60 days after filing pursuant to paragraph (a)(i)
----
on (date) to paragraph (a)(i)
----
75 days after filing pursuant to paragraph (a)(ii)
----
on (date) pursuant to paragraph (a)(ii) of Rule 485.
----
If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
----

Dreyfus Premier
State Municipal Bond Fund
Seeks income exempt from federal and,
where applicable, from state income taxes

PROSPECTUS August 31, 2004

Contents

The Fund

Goal/Approach	2

Main Risks	3

Connecticut Series	4

Florida Series	6

Maryland Series	8

Massachusetts Series	10

Michigan Series	12

Minnesota Series	14

North Carolina Series	16

Ohio Series	18

Pennsylvania Series	20

Texas Series	22

Virginia Series	24

Financial Highlights	26

Management	48
Your Investment

Account Policies	50

Distributions and Taxes	54

Services for Fund Investors	55

Instructions for Regular Accounts	56

For More Information

See back cover.

Dreyfus Premier State Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk.The fund permits you to invest in any of eleven separate series:

Connecticut series	North Carolina series
Florida series	Ohio series
Maryland series	Pennsylvania series
Massachusetts series	Texas series
Michigan series	Virginia series
Minnesota series

To pursue the fund’s goal, each series normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax and, where applicable, from the income tax of the state for which the series is named.

Each series will invest at least 70% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, each series may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of each series’ portfolio is expected to exceed 10 years.

The portfolio managers may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, a portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio managers focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of a series’ assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. A series’ allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment.The portfolio managers also may look to select bonds that are most likely to obtain attractive prices when sold.

Each series may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

Dollar-weighted average maturity: an average of the stated maturities of the securities held by the series, based on their dollar-weighted proportions in the series.

MAIN RISKS

The series’ principal risks are discussed below. The value of your investment in a series will fluctuate, which means you could lose money.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the series’ share price. The longer the series’ effective maturity and duration, the more its share price is likely to react to interest rates.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a series might have to reinvest the proceeds in an investment offering a lower yield.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond’s price to fall, potentially lowering the series’ share price. Although each series invests primarily in investment grade bonds, the series may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the series’ share price may fall dramatically.
  State-specific risk. Each series is subject to the risk that the relevant state’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the series more sensitive to risks specific to the state and may magnify other risks.
  Market sector risk. Each series may overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sectors.
  Derivatives risk. Each series may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the series’ performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the series will not correlate with the series’ other investments.
  Non-diversification risk. Each series is non-diversified, which means that a relatively high percentage of the series’ assets may be invested in a limited number of issuers.Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Other potential risks

Although each series seeks to provide income exempt from federal income tax and, where applicable, from state income tax, interest from some of a series’ holdings may be subject to the federal alternative minimum tax. In addition, a series occasionally may invest in taxable bonds and municipal bonds that are exempt only from federal personal income tax.

Under adverse market conditions, a series could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the series would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the series may not achieve its investment objective.

Each series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the series will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the series may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

Connecticut Series

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -1.40%.

Average annual total returns as of 12/31/03
Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	0.10%	3.92%	4.83%	—
Class A
returns after taxes
on distributions	0.10%	3.89%	4.71%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.54%	4.00%	4.77%	—
Class B (1/15/93)
returns before taxes	0.24%	4.01%	4.97%	* —
Class C (8/15/95)
returns before taxes	2.91%	4.08%	—	5.22%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state.

***For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Connecticut series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.10	0.11	0.10

Total	0.90	1.41	1.65

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$538	$724	$926	$1,508
Class B
with redemption	$544	$746	$971	$1,425**
without redemption	$144	$446	$771	$1,425**
Class C
with redemption	$268	$520	$897	$1,955
without redemption	$168	$520	$897	$1,955

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Connecticut Series 5

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.66%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	-0.01%	4.06%	4.51%	—
Class A
returns after taxes
on distributions	-0.01%	4.04%	4.28%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.43%	4.10%	4.38%	—
Class B (1/15/93)
returns before taxes	0.15%	4.17%	4.66%	* —
Class C (8/15/95)
returns before taxes	2.97%	4.25%	—	4.59%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Florida series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.08	0.08	0.06

Total	0.88	1.38	1.61

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$536	$718	$916	$1,486
Class B
with redemption	$540	$737	$955	$1,396**
without redemption	$140	$437	$755	$1,396**
Class C
with redemption	$264	$508	$876	$1,911
without redemption	$164	$508	$876	$1,911

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Florida Series 7

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.17%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	0.08%	3.12%	4.52%	—
Class A
returns after taxes
on distributions	0.08%	3.07%	4.34%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.51%	3.31%	4.46%	—
Class B (1/15/93)
returns before taxes	0.28%	3.20%	4.67%	* —
Class C (8/15/95)
returns before taxes	3.00%	3.28%	—	4.68%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Maryland series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.12	0.12	0.13

Total	0.92	1.42	1.68

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$540	$730	$936	$1,530
Class B
with redemption	$545	$749	$976	$1,442**
without redemption	$145	$449	$776	$1,442**
Class C
with redemption	$271	$530	$913	$1,987
without redemption	$171	$530	$913	$1,987

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Maryland Series 9

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.64%.

Average annual total returns as of 12/31/03

Share class/					Since
inception date	1 Year	5 Years	10 Years		inception

Class A (5/28/87)
returns before taxes	0.16%	4.06%	4.82%		—
Class A
returns after taxes
on distributions	0.00%	4.01%	4.63%		—
Class A
returns after taxes
on distributions and
sale of series shares	1.59%	4.10%	4.71%		—
Class B (1/15/93)
returns before taxes	0.39%	4.15%	4.98%	*	—
Class C (8/15/95)
returns before taxes	3.06%	4.18%	—		5.11%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%		6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Massachusetts series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.19	0.21	0.19

Total	0.99	1.51	1.74

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$546	$751	$972	$1,608
Class B
with redemption	$554	$777	$1,024	$1,533**
without redemption	$154	$477	$824	$1,533**
Class C
with redemption	$277	$548	$944	$2,052
without redemption	$177	$548	$944	$2,052

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Massachusetts Series 11

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -1.31%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	-0.58%	3.80%	4.81%	—
Class A
returns after taxes
on distributions	-0.58%	3.77%	4.62%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.12%	3.91%	4.70%	—
Class B (1/15/93)
returns before taxes	-0.47%	3.88%	4.97%	* —
Class C (8/15/95)
returns before taxes	2.29%	3.99%	—	5.06%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Michigan series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.15	0.15	0.12

Total	0.95	1.45	1.67

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$543	$739	$952	$1,564
Class B
with redemption	$548	$759	$992	$1,476**
without redemption	$148	$459	$792	$1,476**
Class C
with redemption	$270	$526	$907	$1,976
without redemption	$170	$526	$907	$1,976

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Michigan Series 13

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.48%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	0.54%	4.13%	4.68%	—
Class A
returns after taxes
on distributions	0.52%	4.10%	4.65%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.81%	4.18%	4.69%	—
Class B (1/15/93)
returns before taxes	0.71%	4.22%	4.83%	* —
Class C (8/15/95)
returns before taxes	3.45%	4.28%	—	4.86%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Minnesota series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.13	0.13	0.12

Total	0.93	1.43	1.67

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$541	$733	$942	$1,542
Class B
with redemption	$546	$752	$982	$1,453**
without redemption	$146	$452	$782	$1,453**
Class C
with redemption	$270	$526	$907	$1,976
without redemption	$170	$526	$907	$1,976

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Minnesota Series 15

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.59%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (8/1/91)
returns before taxes	0.46%	3.74%	4.62%	—
Class A
returns after taxes
on distributions	0.46%	3.72%	4.60%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.66%	3.82%	4.61%	—
Class B (1/15/93)
returns before taxes	0.65%	3.83%	4.77%	* —
Class C (8/15/95)
returns before taxes	3.31%	3.91%	—	5.32%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the North Carolina series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.16	0.16	0.15

Total	0.96	1.46	1.70

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$544	$742	$957	$1,575
Class B
with redemption	$549	$762	$997	$1,487**
without redemption	$149	$462	$797	$1,487**
Class C
with redemption	$273	$536	$923	$2,009
without redemption	$173	$536	$923	$2,009

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

North Carolina Series 17

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and dis tributions. Of course, past performance is no guar antee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculat ed using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrange ments such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -1.04%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (5/28/87)
returns before taxes	-0.03%	3.76%	4.66%	—
Class A
returns after taxes
on distributions	-0.03%	3.75%	4.53%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.37%	3.86%	4.61%	—
Class B (1/15/93)
returns before taxes	0.07%	3.84%	4.81%*	—
Class C (8/15/95)
returns before taxes	2.88%	3.93%	—	4.92%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Ohio series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.10	0.11	0.11

Total	0.90	1.41	1.66

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$538	$724	$926	$1,508
Class B
with redemption	$544	$746	$971	$1,425**
without redemption	$144	$446	$771	$1,425**
Class C
with redemption	$269	$523	$902	$1,965
without redemption	$169	$523	$902	$1,965

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Ohio Series 19

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.55%.

Average annual total returns as of 12/31/03

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (7/30/87)
returns before taxes	0.03%	3.50%	4.80%	—
Class A
returns after taxes
on distributions	0.01%	3.41%	4.56%	—
Class A
returns after taxes
on distributions and
sale of series shares	1.36%	3.59%	4.66%	—
Class B (1/15/93)
returns before taxes	0.19%	3.60%	4.95%	* —
Class C (8/15/95)
returns before taxes	2.94%	3.69%	—	5.06%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%	6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Pennsylvania series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.14	0.15	0.13

Total	0.94	1.45	1.68

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$542	$736	$947	$1,553
Class B
with redemption	$548	$759	$992	$1,470**
without redemption	$148	$459	$792	$1,470**
Class C
with redemption	$271	$530	$913	$1,987
without redemption	$171	$530	$913	$1,987

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Pennsylvania Series 21

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.38%.

Average annual total returns as of 12/31/03

Share class/					Since
inception date	1 Year	5 Years	10 Years		inception

Class A (5/28/87)
returns before taxes	0.08%	4.28%	5.43%		—
Class A
returns after taxes
on distributions	-0.06%	4.15%	5.17%		—
Class A
returns after taxes
on distributions and
sale of series shares	1.65%	4.25%	5.22%		—
Class B (1/15/93)
returns before taxes	0.32%	4.38%	5.58%	*	—
Class C (8/15/95)
returns before taxes	3.04%	4.45%	—		5.71%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%		6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Texas series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.18	0.19	0.18

Total	0.98	1.49	1.73

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$545	$748	$967	$1,597
Class B
with redemption	$552	$771	$1,013	$1,516**
without redemption	$152	$471	$813	$1,516**
Class C
with redemption	$276	$545	$939	$2,041
without redemption	$176	$545	$939	$2,041

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

For the fiscal year ended April 30, 2004, Dreyfus assumed certain expenses of the Texas series pursuant to an undertaking, reducing total expenses from 0.98% to 0.85% for Class A, from 1.49% to 1.35% for Class B, and from 1.73% to 1.60% for Class C shares. This undertaking was voluntary.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Texas Series 23

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in this series of the fund. The bar chart shows changes in the series’ Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the average annual total returns of each of the series’ share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include the series’ applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the series’ other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the series’ other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The series’ Class A year-to-date total return as of 6/30/04 was -0.68%.

Average annual total returns as of 12/31/03

Share class/					Since
inception date	1 Year	5 Years	10 Years		inception

Class A (8/1/91)
returns before taxes	-0.54%	3.48%	4.67%		—
Class A
returns after taxes
on distributions	-0.54%	3.47%	4.64%		—
Class A
returns after taxes
on distributions and
sale of series shares	1.06%	3.62%	4.69%		—
Class B (1/15/93)
returns before taxes	-0.35%	3.55%	4.82%	*	—
Class C (8/15/95)
returns before taxes	2.41%	3.67%	—		5.15%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%		6.58%***
*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the series, the Lehman Index is not composed of bonds of a single state. *** For comparative purposes, the value of the index on 7/31/95 is used as the beginning value on 8/15/95.

What this series is — and isn’t

This series is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this series is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this series, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described for
the Virginia series in the table below.
Fee table
	Class A	Class B	Class C

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none*	4.00	1.00

Annual fund operating expenses (expenses paid from series assets)
% of average daily net assets
Management fees	0.55	0.55	0.55
Rule 12b-1 fee	none	0.50	0.75
Shareholder services fee	0.25	0.25	0.25
Other expenses	0.17	0.18	0.16

Total	0.97	1.48	1.71

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$545	$745	$962	$1,586
Class B
with redemption	$551	$768	$1,008	$1,504**
without redemption	$151	$468	$808	$1,504**
Class C
with redemption	$274	$539	$928	$2,019
without redemption	$174	$539	$928	$2,019

** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the series and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the series’ assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for shareholder account service and maintenance.

Other expenses: fees paid by the series for miscellaneous items such as transfer agency, custody, professional and registration fees.

Virginia Series 25

FINANCIAL HIGHLIGHTS

Connecticut Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.19	11.86	11.72	11.21	12.26
Investment operations:	Investment income — net	.52[2]	.55[2]	.57[2]	.57	.58
	Net realized and unrealized gain (loss) on investments	(.29)	.32	.14	.51	(.96)
Total from investment operations		.23	.87	.71	1.08	(.38)
Distributions:	Dividends from investment income — net	(.52)	(.54)	(.57)	(.57)	(.58)
	Dividends from net realized gain on investments	—	—	—	—	(.09)
Total distributions		(.52)	(.54)	(.57)	(.57)	(.67)
Net asset value, end of period		11.90	12.19	11.86	11.72	11.21
Total Return (%)[3]		1.84	7.51	6.16	9.86	(3.06)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.90	.91	.90	.89	.90
Ratio of net investment income to average net assets		4.23	4.53	4.81	4.97	5.08
Portfolio turnover rate		34.08	38.11	15.96	21.71	35.12

Net assets, end of period ($ x 1,000)		281,559	305,076	301,044	289,723	274,962

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.80% to 4.81%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.18	11.85	11.71	11.20	12.26
Investment operations:	Investment income — net	.45[2]	.48[2]	.51[2]	.51	.52
	Net realized and unrealized gain (loss) on investments	(.29)	.33	.14	.51	(.97)
Total from investment operations		.16	.81	.65	1.02	(.45)
Distributions:	Dividends from investment income — net	(.45)	(.48)	(.51)	(.51)	(.52)
	Dividends from net realized gain on investments	—	—	—	—	(.09)
Total distributions		(.45)	(.48)	(.51)	(.51)	(.61)
Net asset value, end of period		11.89	12.18	11.85	11.71	11.20
Total Return (%)[3]		1.31	6.96	5.61	9.31	(3.66)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.41	1.42	1.42	1.41	1.42
Ratio of net investment income to average net assets		3.71	4.01	4.28	4.45	4.55
Portfolio turnover rate		34.08	38.11	15.96	21.71	35.12

Net assets, end of period ($ x 1,000)		40,806	46,460	43,070	38,794	42,283

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.27% to 4.28%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.16	11.84	11.70	11.19	12.25
Investment operations:	Investment income — net	.42[2]	.45[2]	.48[2]	.49	.50
	Net realized and unrealized gain (loss) on investments	(.28)	.32	.14	.51	(.97)
Total from investment operations		.14	.77	.62	1.00	(.47)
Distributions:	Dividends from investment income — net	(.42)	(.45)	(.48)	(.49)	(.50)
	Dividends from net realized gain on investments	—	—	—	—	(.09)
Total distributions		(.42)	(.45)	(.48)	(.49)	(.59)
Net asset value, end of period		11.88	12.16	11.84	11.70	11.19
Total Return (%)[3]		1.15	6.62	5.36	9.05	(3.89)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.65	1.66	1.65	1.65	1.66
Ratio of net investment income to average net assets		3.47	3.77	4.03	4.20	4.31
Portfolio turnover rate		34.08	38.11	15.96	21.71	35.12

Net assets, end of period ($ x 1,000)		11,721	12,217	9,684	5,249	4,400

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.02% to 4.03%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

Connecticut Series 27

FINANCIAL HIGHLIGHTS

Florida Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		14.41	13.94	13.69	12.88	14.03
Investment operations:	Investment income — net	.59[2]	.62[2]	.62[2]	.62	.65
	Net realized and unrealized gain (loss) on investments	(.35)	.47	.25	.81	(1.10)
Total from investment operations		.24	1.09	.87	1.43	(.45)
Distributions:	Dividends from investment income — net	(.59)	(.62)	(.62)	(.62)	(.65)
	Dividends from net realized gain on investments	—	—	(.00)[3]	(.00)[3]	(.05)
Total distributions		(.59)	(.62)	(.62)	(.62)	(.70)
Net asset value, end of period		14.06	14.41	13.94	13.69	12.88
Total Return (%)[4]		1.69	7.96	6.48	11.32	(3.19)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.88	.94	.94	.92	.92
Ratio of net investment income to average net assets		4.13	4.37	4.47	4.65	4.92
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		—	—	.01	.18	.06
Portfolio turnover rate		11.62	25.52	52.76	8.55	29.04

Net assets, end of period ($ x 1,000)		99,251	109,664	112,641	117,133	118,352

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.45% to 4.47%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		14.40	13.93	13.68	12.87	14.02
Investment operations:	Investment income — net	.52[2]	.55[2]	.55[2]	.55	.58
	Net realized and unrealized gain (loss) on investments	(.34)	.47	.25	.81	(1.10)
Total from investment operations		.18	1.02	.80	1.36	(.52)
Distributions:	Dividends from investment income — net	(.52)	(.55)	(.55)	(.55)	(.58)
	Dividends from net realized gain on investments	—	—	(.00)[3]	(.00)[3]	(.05)
Total distributions		(.52)	(.55)	(.55)	(.55)	(.63)
Net asset value, end of period		14.06	14.40	13.93	13.68	12.87
Total Return (%)[4]		1.25	7.43	5.94	10.78	(3.68)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.38	1.43	1.44	1.42	1.43
Ratio of net investment income to average net assets		3.64	3.86	3.96	4.16	4.41
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		—	—	.01	.19	.06
Portfolio turnover rate		11.62	25.52	52.76	8.55	29.04

Net assets, end of period ($ x 1,000)		10,193	13,012	9,332	9,792	14,353

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.94% to 3.96%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		14.41	13.94	13.69	12.88	14.03
Investment operations:	Investment income — net	.49[2]	.51[2]	.51[2]	.52	.54
	Net realized and unrealized gain (loss) on investments	(.35)	.47	.26	.81	(1.10)
Total from investment operations		.14	.98	.77	1.33	(.56)
Distributions:	Dividends from investment income — net	(.49)	(.51)	(.52)	(.52)	(.54)
	Dividends from net realized gain on investments	—	—	(.00)[3]	(.00)[3]	(.05)
Total distributions		(.49)	(.51)	(.52)	(.52)	(.59)
Net asset value, end of period		14.06	14.41	13.94	13.69	12.88
Total Return (%)[4]		.94	7.17	5.68	10.50	(3.97)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.61	1.68	1.67	1.67	1.73
Ratio of net investment income to average net assets		3.38	3.62	3.69	3.83	4.11
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		—	—	.01	.21	.10
Portfolio turnover rate		11.62	25.52	52.76	8.55	29.04

Net assets, end of period ($ x 1,000)		4,659	3,897	2,663	1,004	456

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.66% to 3.69%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

Florida Series 29

FINANCIAL HIGHLIGHTS

Maryland Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.37	11.82	11.94	11.74	12.94
Investment operations:	Investment income — net	.51[2]	.55[2]	.59[2]	.62	.63
	Net realized and unrealized gain (loss) on investments	(.25)	.55	(.10)	.20	(1.10)
Total from investment operations		.26	1.10	.49	.82	(.47)
Distributions:	Dividends from investment income — net	(.51)	(.55)	(.59)	(.62)	(.63)
	Dividends from net realized gain on investments	—	(.00)[3]	(.02)	(.00)[3]	(.10)
Total distributions		(.51)	(.55)	(.61)	(.62)	(.73)
Net asset value, end of period		12.12	12.37	11.82	11.94	11.74
Total Return (%)[4]		2.12	9.49	4.19	7.14	(3.61)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.92	.93	.92	.91	.91
Ratio of net investment income to average net assets		4.15	4.53	4.93	5.22	5.16
Portfolio turnover rate		20.40	32.27	35.83	14.74	28.37

Net assets, end of period ($ x 1,000)		213,004	234,408	228,669	228,111	229,184

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.92% to 4.93%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.37	11.83	11.94	11.74	12.94
Investment operations:	Investment income — net	.45[2]	.49[2]	.53[2]	.56	.56
	Net realized and unrealized gain (loss) on investments	(.25)	.54	(.09)	.20	(1.10)
Total from investment operations		.20	1.03	.44	.76	(.54)
Distributions:	Dividends from investment income — net	(.45)	(.49)	(.53)	(.56)	(.56)
	Dividends from net realized gain on investments	—	(.00)[3]	(.02)	(.00)[3]	(.10)
Total distributions		(.45)	(.49)	(.55)	(.56)	(.66)
Net asset value, end of period		12.12	12.37	11.83	11.94	11.74
Total Return (%)[4]		1.61	8.86	3.75	6.60	(4.12)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.42	1.44	1.43	1.42	1.43
Ratio of net investment income to average net assets		3.65	4.01	4.41	4.69	4.62
Portfolio turnover rate		20.40	32.27	35.83	14.74	28.37

Net assets, end of period ($ x 1,000)		50,140	57,892	52,833	47,095	43,044

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.39% to 4.41%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.38	11.83	11.94	11.75	12.95
Investment operations:	Investment income — net	.41[2]	.46[2]	.50[2]	.53	.54
	Net realized and unrealized gain (loss) on investments	(.26)	.55	(.09)	.19	(1.10)
Total from investment operations		.15	1.01	.41	.72	(.56)
Distributions:	Dividends from investment income — net	(.41)	(.46)	(.50)	(.53)	(.54)
	Dividends from net realized gain on investments	—	(.00)[3]	(.02)	(.00)[3]	(.10)
Total distributions		(.41)	(.46)	(.52)	(.53)	(.64)
Net asset value, end of period		12.12	12.38	11.83	11.94	11.75
Total Return (%)[4]		1.26	8.66	3.48	6.23	(4.32)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.68	1.70	1.67	1.67	1.65
Ratio of net investment income to average net assets		3.37	3.74	4.15	4.43	4.41
Portfolio turnover rate		20.40	32.27	35.83	14.74	28.37

Net assets, end of period ($ x 1,000)		6,185	6,128	4,194	3,264	2,223

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.13% to 4.15%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

Maryland Series 31

FINANCIAL HIGHLIGHTS

Massachusetts Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		11.80	11.30	11.14	10.69	11.68
Investment operations:	Investment income — net	.46[2]	.50[2]	.53[2]	.56	.57
	Net realized and unrealized gain (loss) on investments	(.21)	.50	.16	.45	(.98)
Total from investment operations		.25	1.00	.69	1.01	(.41)
Distributions:	Dividends from investment income — net	(.46)	(.50)	(.53)	(.56)	(.57)
	Dividends from net realized gain on investments	(.09)	—	—	—	(.01)
Total distributions		(.55)	(.50)	(.53)	(.56)	(.58)
Net asset value, end of period		11.50	11.80	11.30	11.14	10.69
Total Return (%)[3]		2.15	9.04	6.25	9.63	(3.42)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.99	.98	.97	.96	.98
Ratio of net investment income to average net assets		3.94	4.35	4.66	5.09	5.22
Portfolio turnover rate		46.61	70.83	58.32	51.41	57.94

Net assets, end of period ($ x 1,000)		50,624	56,826	51,756	51,557	50,885

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.64% to 4.66%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		11.80	11.29	11.14	10.68	11.67
Investment operations:	Investment income — net	.40[2]	.44[2]	.46[2]	.50	.52
	Net realized and unrealized gain (loss) on investments	(.21)	.51	.16	.46	(.98)
Total from investment operations		.19	.95	.62	.96	(.46)
Distributions:	Dividends from investment income — net	(.40)	(.44)	(.47)	(.50)	(.52)
	Dividends from net realized gain on investments	(.09)	—	—	—	(.01)
Total distributions		(.49)	(.44)	(.47)	(.50)	(.53)
Net asset value, end of period		11.50	11.80	11.29	11.14	10.68
Total Return (%)[3]		1.62	8.58	5.61	9.18	(3.93)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.51	1.48	1.48	1.48	1.49
Ratio of net investment income to average net assets		3.41	3.80	4.13	4.57	4.70
Portfolio turnover rate		46.61	70.83	58.32	51.41	57.94

Net assets, end of period ($ x 1,000)		6,990	6,944	4,611	4,566	4,648

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.12% to 4.13%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		11.82	11.31	11.15	10.70	11.69
Investment operations:	Investment income — net	.38[2]	.41[2]	.42[2]	.46	.49
	Net realized and unrealized gain (loss) on investments	(.23)	.52	.17	.45	(.98)
Total from investment operations		.15	.93	.59	.91	(.49)
Distributions:	Dividends from investment income — net	(.37)	(.42)	(.43)	(.46)	(.49)
	Dividends from net realized gain on investments	(.09)	—	—	—	(.01)
Total distributions		(.46)	(.42)	(.43)	(.46)	(.50)
Net asset value, end of period		11.51	11.82	11.31	11.15	10.70
Total Return (%) [3]		1.29	8.31	5.39	8.65	(4.16)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.74	1.71	1.72	1.79	1.68
Ratio of net investment income to average net assets		3.15	3.50	3.81	4.18	4.51
Portfolio turnover rate		46.61	70.83	58.32	51.41	57.94

Net assets, end of period ($ x 1,000)		3,680	2,532	725	373	141

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.79% to 3.81%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

Massachusetts Series 33

FINANCIAL HIGHLIGHTS

Michigan Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		15.51	15.07	14.82	14.32	15.57
Investment operations:	Investment income — net	.68[2]	.72[2]	.73[2]	.75	.76
	Net realized and unrealized gain (loss) on investments	(.56)	.44	.25	.50	(1.16)
Total from investment operations		.12	1.16	.98	1.25	(.40)
Distributions:	Dividends from investment income — net	(.68)	(.72)	(.73)	(.75)	(.76)
	Dividends from net realized gain on investments	—	—	—	—	(.09)
Total distributions		(.68)	(.72)	(.73)	(.75)	(.85)
Net asset value, end of period		14.95	15.51	15.07	14.82	14.32
Total Return (%)[3]		.72	7.85	6.72	8.90	(2.56)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.95	.95	.94	.93	.94
Ratio of net investment income to average net assets		4.39	4.70	4.86	5.11	5.18
Portfolio turnover rate		20.76	27.03	38.11	29.62	29.55

Net assets, end of period ($ x 1,000)		104,551	116,844	117,732	119,860	123,635

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.86%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		15.51	15.06	14.82	14.32	15.56
Investment operations:	Investment income — net	.60[2]	.64[2]	.65[2]	.68	.69
	Net realized and unrealized gain (loss) on investments	(.56)	.45	.24	.50	(1.15)
Total from investment operations		.04	1.09	.89	1.18	(.46)
Distributions:	Dividends from investment income — net	(.60)	(.64)	(.65)	(.68)	(.69)
	Dividends from net realized gain on investments	—	—	—	—	(.09)
Total distributions		(.60)	(.64)	(.65)	(.68)	(.78)
Net asset value, end of period		14.95	15.51	15.06	14.82	14.32
Total Return (%)[3]		.21	7.38	6.11	8.35	(2.98)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.45	1.45	1.44	1.44	1.44
Ratio of net investment income to average net assets		3.88	4.18	4.34	4.60	4.66
Portfolio turnover rate		20.76	27.03	38.11	29.62	29.55

Net assets, end of period ($ x 1,000)		9,347	11,449	10,201	11,422	13,101

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.33% to 4.34%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		15.51	15.07	14.82	14.33	15.57
Investment operations:	Investment income — net	.56[2]	.60[2]	.62[2]	.64	.65
	Net realized and unrealized gain (loss) on investments	(.55)	.45	.25	.49	(1.15)
Total from investment operations		.01	1.05	.87	1.13	(.50)
Distributions:	Dividends from investment income — net	(.56)	(.61)	(.62)	(.64)	(.65)
	Dividends from net realized gain on investments	—	—	—	—	(.09)
Total distributions		(.56)	(.61)	(.62)	(.64)	(.74)
Net asset value, end of period		14.96	15.51	15.07	14.82	14.33
Total Return (%)[3]		.06	7.07	5.93	8.01	(3.22)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.67	1.68	1.68	1.69	1.69
Ratio of net investment income to average net assets		3.66	3.93	4.05	4.33	4.43
Portfolio turnover rate		20.76	27.03	38.11	29.62	29.55

Net assets, end of period ($ x 1,000)		6,885	7,508	4,978	1,480	1,104

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.04% to 4.05%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

Michigan Series 35

FINANCIAL HIGHLIGHTS

Minnesota Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		15.57	14.88	14.60	14.11	15.30
Investment operations:	Investment income — net	.65[2]	.67[2]	.70[2]	.74	.75
	Net realized and unrealized gain (loss) on investments	(.36)	.69	.28	.49	(1.13)
Total from investment operations		.29	1.36	.98	1.23	(.38)
Distributions:	Dividends from investment income — net	(.65)	(.67)	(.70)	(.74)	(.75)
	Dividends from net realized gain on investments	(.02)	—	—	—	(.06)
Total distributions		(.67)	(.67)	(.70)	(.74)	(.81)
Net asset value, end of period		15.19	15.57	14.88	14.60	14.11
Total Return (%)[3]		1.85	9.31	6.82	8.90	(2.48)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.93	.94	.93	.92	.93
Ratio of net investment income to average net assets		4.20	4.39	4.71	5.13	5.20
Portfolio turnover rate		29.35	22.45	33.33	14.00	13.45

Net assets, end of period ($ x 1,000)		111,837	122,406	117,881	117,281	116,261

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		15.59	14.90	14.62	14.14	15.33
Investment operations:	Investment income — net	.57[2]	.59[2]	.62[2]	.67	.67
	Net realized and unrealized gain (loss) on investments	(.35)	.69	.28	.48	(1.13)
Total from investment operations		.22	1.28	.90	1.15	(.46)
Distributions:	Dividends from investment income — net	(.57)	(.59)	(.62)	(.67)	(.67)
	Dividends from net realized gain on investments	(.02)	—	—	—	(.06)
Total distributions		(.59)	(.59)	(.62)	(.67)	(.73)
Net asset value, end of period		15.22	15.59	14.90	14.62	14.14
Total Return (%)[3]		1.40	8.74	6.26	8.27	(2.97)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.43	1.44	1.44	1.43	1.46
Ratio of net investment income to average net assets		3.69	3.85	4.18	4.62	4.64
Portfolio turnover rate		29.35	22.45	33.33	14.00	13.45

Net assets, end of period ($ x 1,000)		16,493	18,089	13,714	14,417	14,671

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		15.59	14.90	14.62	14.13	15.33
Investment operations:	Investment income — net	.53[2]	.55[2]	.56[2]	.63	.63
	Net realized and unrealized gain (loss) on investments	(.36)	.69	.31	.49	(1.14)
Total from investment operations		.17	1.24	.87	1.12	(.51)
Distributions:	Dividends from investment income — net	(.53)	(.55)	(.59)	(.63)	(.63)
	Dividends from net realized gain on investments	(.02)	—	—	—	(.06)
Total distributions		(.55)	(.55)	(.59)	(.63)	(.69)
Net asset value, end of period		15.21	15.59	14.90	14.62	14.13
Total Return (%)[3]		1.09	8.48	5.99	8.03	(3.30)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.67	1.69	1.69	1.72	1.73
Ratio of net investment income to average net assets		3.43	3.61	3.85	4.32	4.38
Portfolio turnover rate		29.35	22.45	33.33	14.00	13.45

Net assets, end of period ($ x 1,000)		4,922	4,189	3,211	1,139	1,073

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

Minnesota Series 37

FINANCIAL HIGHLIGHTS

North Carolina Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		14.00	13.44	13.21	12.79	13.95
Investment operations:	Investment income — net	.55[2]	.57[2]	.61[2]	.66	.65
	Net realized and unrealized gain (loss) on investments	(.29)	.56	.23	.42	(1.12)
Total from investment operations		.26	1.13	.84	1.08	(.47)
Distributions:	Dividends from investment income — net	(.55)	(.57)	(.61)	(.66)	(.65)
	Dividends from net realized gain on investments	—	—	—	—	(.04)
Total distributions		(.55)	(.57)	(.61)	(.66)	(.69)
Net asset value, end of period		13.71	14.00	13.44	13.21	12.79
Total Return (%)[3]		1.83	8.56	6.46	8.57	(3.38)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.96	.96	.95	.95	.97
Ratio of net investment income to average net assets		3.92	4.15	4.54	5.01	4.97
Portfolio turnover rate		56.50	49.19	36.45	32.30	39.92

Net assets, end of period ($ x 1,000)		62,223	65,899	61,807	57,033	55,883

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		13.99	13.42	13.20	12.78	13.94
Investment operations:	Investment income — net	.48[2]	.50[2]	.54[2]	.59	.58
	Net realized and unrealized gain (loss) on investments	(.30)	.57	.22	.42	(1.12)
Total from investment operations		.18	1.07	.76	1.01	(.54)
Distributions:	Dividends from investment income — net	(.47)	(.50)	(.54)	(.59)	(.58)
	Dividends from net realized gain on investments	—	—	—	—	(.04)
Total distributions		(.47)	(.50)	(.54)	(.59)	(.62)
Net asset value, end of period		13.70	13.99	13.42	13.20	12.78
Total Return (%)[3]		1.32	8.10	5.85	8.03	(3.88)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.46	1.46	1.45	1.45	1.48
Ratio of net investment income to average net assets		3.42	3.65	4.04	4.50	4.42
Portfolio turnover rate		56.50	49.19	36.45	32.30	39.92

Net assets, end of period ($ x 1,000)		14,133	18,503	19,598	18,994	19,854

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.03% to 4.04%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		14.01	13.44	13.22	12.80	13.96
Investment operations:	Investment income — net	.44[2]	.47[2]	.51[2]	.56	.55
	Net realized and unrealized gain (loss) on investments	(.30)	.57	.22	.42	(1.12)
Total from investment operations		.14	1.04	.73	.98	(.57)
Distributions:	Dividends from investment income — net	(.44)	(.47)	(.51)	(.56)	(.55)
	Dividends from net realized gain on investments	—	—	—	—	(.04)
Total distributions		(.44)	(.47)	(.51)	(.56)	(.59)
Net asset value, end of period		13.71	14.01	13.44	13.22	12.80
Total Return (%)[3]		1.00	7.83	5.60	7.78	(4.10)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.70	1.70	1.68	1.68	1.72
Ratio of net investment income to average net assets		3.16	3.37	3.76	4.27	4.22
Portfolio turnover rate		56.50	49.19	36.45	32.30	39.92

Net assets, end of period ($ x 1,000)		2,031	1,890	1,423	756	671

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than .01%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

North Carolina Series 39

FINANCIAL HIGHLIGHTS

Ohio Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.84	12.48	12.29	11.88	12.80
Investment operations:	Investment income — net	.52[2]	.55[2]	.58[2]	.61	.63
	Net realized and unrealized gain (loss) on investments	(.36)	.36	.19	.41	(.90)
Total from investment operations		.16	.91	.77	1.02	(.27)
Distributions:	Dividends from investment income — net	(.52)	(.55)	(.58)	(.61)	(.63)
	Dividends from net realized gain on investments	—	—	—	—	(.02)
Total distributions		(.52)	(.55)	(.58)	(.61)	(.65)
Net asset value, end of period		12.48	12.84	12.48	12.29	11.88
Total Return (%)[3]		1.25	7.39	6.35	8.75	(2.08)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.90	.92	.92	.91	.91
Ratio of net investment income to average net assets		4.09	4.33	4.64	5.02	5.20
Portfolio turnover rate		18.49	48.42	32.20	27.53	26.70

Net assets, end of period ($ x 1,000)		198,836	212,474	210,000	197,970	201,974

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.63% to 4.64%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.84	12.48	12.29	11.88	12.81
Investment operations:	Investment income — net	.46[2]	.48[2]	.51[2]	.55	.57
	Net realized and unrealized gain (loss) on investments	(.36)	.36	.20	.41	(.91)
Total from investment operations		.10	.84	.71	.96	(.34)
Distributions:	Dividends from investment income — net	(.46)	(.48)	(.52)	(.55)	(.57)
	Dividends from net realized gain on investments	—	—	—	—	(.02)
Total distributions		(.46)	(.48)	(.52)	(.55)	(.59)
Net asset value, end of period		12.48	12.84	12.48	12.29	11.88
Total Return (%)[3]		.74	6.86	5.82	8.21	(2.66)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.41	1.42	1.42	1.41	1.42
Ratio of net investment income to average net assets		3.59	3.82	4.13	4.51	4.68
Portfolio turnover rate		18.49	48.42	32.20	27.53	26.70

Net assets, end of period ($ x 1,000)		37,779	45,655	40,904	38,763	39,445

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.12% to 4.13%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		12.86	12.50	12.30	11.89	12.82
Investment operations:	Investment income — net	.42[2]	.45[2]	.48[2]	.52	.54
	Net realized and unrealized gain (loss) on investments	(.38)	.36	.21	.41	(.91)
Total from investment operations		.06	.81	.69	.93	(.37)
Distributions:	Dividends from investment income — net	(.42)	(.45)	(.49)	(.52)	(.54)
	Dividends from net realized gain on investments	—	—	—	—	(.02)
Total distributions		(.42)	(.45)	(.49)	(.52)	(.56)
Net asset value, end of period		12.50	12.86	12.50	12.30	11.89
Total Return (%)[3]		.48	6.60	5.65	7.92	(2.90)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.66	1.66	1.65	1.65	1.67
Ratio of net investment income to average net assets		3.32	3.58	3.86	4.21	4.41
Portfolio turnover rate		18.49	48.42	32.20	27.53	26.70

Net assets, end of period ($ x 1,000)		11,051	10,163	9,407	5,163	3,095

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.85% to 3.86%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

Ohio Series 41

FINANCIAL HIGHLIGHTS

Pennsylvania Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		16.13	15.47	15.40	14.94	16.56
Investment operations:	Investment income — net	.63[2]	.66[2]	.72[2]	.77	.79
	Net realized and unrealized gain (loss) on investments	(.34)	.69	.07	.46	(1.33)
Total from investment operations		.29	1.35	.79	1.23	(.54)
Distributions:	Dividends from investment income — net	(.63)	(.66)	(.71)	(.77)	(.79)
	Dividends from net realized gain on investments	(.01)	(.03)	(.01)	(.00)[3]	(.29)
Total distributions		(.64)	(.69)	(.72)	(.77)	(1.08)
Net asset value, end of period		15.78	16.13	15.47	15.40	14.94
Total Return (%)[4]		1.78	8.86	5.18	8.37	(3.24)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.94	.94	.93	.92	.94
Ratio of net investment income to average net assets		3.92	4.16	4.60	5.02	5.12
Portfolio turnover rate		6.39	33.76	36.46	23.01	34.29

Net assets, end of period ($ x 1,000)		161,796	191,003	190,173	188,473	180,760

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.57% to 4.60%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		16.11	15.46	15.38	14.93	16.55
Investment operations:	Investment income — net	.55[2]	.58[2]	.64[2]	.69	.71
	Net realized and unrealized gain (loss) on investments	(.34)	.68	.08	.45	(1.33)
Total from investment operations		.21	1.26	.72	1.14	(.62)
Distributions:	Dividends from investment income — net	(.54)	(.58)	(.63)	(.69)	(.71)
	Dividends from net realized gain on investments	(.01)	(.03)	(.01)	(.00)[3]	(.29)
Total distributions		(.55)	(.61)	(.64)	(.69)	(1.00)
Net asset value, end of period		15.77	16.11	15.46	15.38	14.93
Total Return (%)[4]		1.32	8.25	4.72	7.75	(3.75)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.45	1.45	1.43	1.43	1.46
Ratio of net investment income to average net assets		3.41	3.65	4.08	4.50	4.57
Portfolio turnover rate		6.39	33.76	36.46	23.01	34.29

Net assets, end of period ($ x 1,000)		35,356	42,076	40,775	38,593	38,968

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.05% to 4.08%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		16.14	15.48	15.40	14.95	16.57
Investment operations:	Investment income — net	.51[2]	.54[2]	.60[2]	.66	.67
	Net realized and unrealized gain (loss) on investments	(.34)	.69	.09	.45	(1.33)
Total from investment operations		.17	1.23	.69	1.11	(.66)
Distributions:	Dividends from investment income — net	(.51)	(.54)	(.60)	(.66)	(.67)
	Dividends from net realized gain on investments	(.01)	(.03)	(.01)	(.00)[3]	(.29)
Total distributions		(.52)	(.57)	(.61)	(.66)	(.96)
Net asset value, end of period		15.79	16.14	15.48	15.40	14.95
Total Return (%)[4]		1.03	8.07	4.48	7.49	(3.98)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.68	1.67	1.66	1.67	1.70
Ratio of net investment income to average net assets		3.18	3.44	3.83	4.23	4.35
Portfolio turnover rate		6.39	33.76	36.46	23.01	34.29

Net assets, end of period ($ x 1,000)		2,659	3,036	3,568	2,355	1,274

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.80% to 3.83%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

Pennsylvania Series 43

FINANCIAL HIGHLIGHTS

Texas Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		21.61	20.81	20.24	19.33	21.37
Investment operations:	Investment income — net	.88[2]	.94[2]	.94[2]	.96	.98
	Net realized and unrealized gain (loss) on investments	(.42)	.86	.68	.91	(1.77)
Total from investment operations		.46	1.80	1.62	1.87	(.79)
Distributions:	Dividends from investment income — net	(.88)	(.94)	(.94)	(.96)	(.98)
	Dividends from net realized gain on investments	(.19)	(.06)	(.11)	—	(.27)
Total distributions		(1.07)	(1.00)	(1.05)	(.96)	(1.25)
Net asset value, end of period		21.00	21.61	20.81	20.24	19.33
Total Return (%)[3]		2.15	8.83	8.11	9.83	(3.62)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.85	.85	.85	.85	.85
Ratio of net investment income to average net assets		4.11	4.43	4.54	4.80	4.95
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		.13	.11	.10	.10	.14
Portfolio turnover rate		24.64	15.82	32.62	12.69	22.70

Net assets, end of period ($ x 1,000)		49,461	53,100	53,009	52,716	52,464

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.51% to 4.54%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		21.60	20.80	20.24	19.32	21.37
Investment operations:	Investment income — net	.77[2]	.83[2]	.83[2]	.86	.88
	Net realized and unrealized gain (loss) on investments	(.42)	.86	.67	.92	(1.78)
Total from investment operations		.35	1.69	1.50	1.78	(.90)
Distributions:	Dividends from investment income — net	(.77)	(.83)	(.83)	(.86)	(.88)
	Dividends from net realized gain on investments	(.19)	(.06)	(.11)	—	(.27)
Total distributions		(.96)	(.89)	(.94)	(.86)	(1.15)
Net asset value, end of period		20.99	21.60	20.80	20.24	19.32
Total Return (%)[3]		1.64	8.29	7.52	9.35	(4.14)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets		3.62	3.92	4.04	4.30	4.41
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		.14	.12	.11	.12	.16
Portfolio turnover rate		24.64	15.82	32.62	12.69	22.70

Net assets, end of period ($ x 1,000)		4,997	7,835	6,994	6,557	7,483

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.00% to 4.04%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		21.60	20.79	20.23	19.31	21.36
Investment operations:	Investment income — net	.71[2]	.78[2]	.77[2]	.81	.84
	Net realized and unrealized gain (loss) on investments	(.41)	.86	.68	.92	(1.78)
Total from investment operations		.30	1.64	1.45	1.73	(.94)
Distributions:	Dividends from investment income — net	(.72)	(.77)	(.78)	(.81)	(.84)
	Dividends from net realized gain on investments	(.19)	(.06)	(.11)	—	(.27)
Total distributions		(.91)	(.83)	(.89)	(.81)	(1.11)
Net asset value, end of period		20.99	21.60	20.79	20.23	19.31
Total Return (%)[3]		1.37	8.06	7.25	9.02	(4.33)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets		3.32	3.61	3.76	4.01	4.15
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		.13	.14	.13	.12	.15
Portfolio turnover rate		24.64	15.82	32.62	12.69	22.70

Net assets, end of period ($ x 1,000)		3,013	1,788	632	365	265

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.72% to 3.76%. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

Texas Series 45

FINANCIAL HIGHLIGHTS

Virginia Series

The following tables describe the performance of each share class for the fiscal periods indicated. “Total return” shows how much your investment in this series would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young LLP, whose report, along with the series’ financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		17.17	16.68	16.51	15.84	17.31
Investment operations:	Investment income — net	.68[2]	.76[2]	.79[2]	.81	.83
	Net realized and unrealized gain (loss) on investments	(.44)	.49	.17	.67	(1.47)
Total from investment operations		.24	1.25	.96	1.48	(.64)
Distributions:	Dividends from investment income — net	(.68)	(.76)	(.79)	(.81)	(.83)
	Dividends from net realized gain on investments	—	—	—	—	(.00)[3]
Total distributions		(.68)	(.76)	(.79)	(.81)	(.83)
Net asset value, end of period		16.73	17.17	16.68	16.51	15.84
Total Return (%)[4]		1.39	7.64	5.86	9.54	(3.65)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		.97	.96	.94	.93	.97
Ratio of net investment income to average net assets		3.99	4.49	4.68	4.99	5.12
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		.00[5]	—	—	—	—
Portfolio turnover rate		75.03	46.83	18.46	31.73	31.63

Net assets, end of period ($ x 1,000)		68,341	72,390	72,249	68,144	67,043

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended April 30, 2002. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

5 Amount represents less than .01%.

			Year Ended April 30,
Class B		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		17.17	16.67	16.51	15.83	17.31
Investment operations:	Investment income — net	.59[2]	.67[2]	.70[2]	.73	.75
	Net realized and unrealized gain (loss) on investments	(.45)	.51	.16	.68	(1.48)
Total from investment operations		.14	1.18	.86	1.41	(.73)
Distributions:	Dividends from investment income — net	(.59)	(.68)	(.70)	(.73)	(.75)
	Dividends from net realized gain on investments	—	—	—	—	(.00)[3]
Total distributions		(.59)	(.68)	(.70)	(.73)	(.75)
Net asset value, end of period		16.72	17.17	16.67	16.51	15.83
Total Return (%)[4]		.82	7.17	5.26	9.05	(4.21)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.48	1.46	1.45	1.44	1.48
Ratio of net investment income to average net assets		3.48	3.98	4.17	4.48	4.59
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		.00[5]	—	—	—	—
Portfolio turnover rate		75.03	46.83	18.46	31.73	31.63

Net assets, end of period (	$ x 1,000)	9,761	14,593	16,265	19,035	21,081
1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended April 30, 2002.
Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
[2] Based on average shares outstanding at each month end.
[3] Amount represents less than $.01 per share.
[4] Exclusive of sales charge.

5 Amount represents less than .01%.

			Year Ended April 30,
Class C		2004	2003	2002[1]	2001	2000

Per-Share Data ($):
Net asset value, beginning of period		17.16	16.66	16.50	15.83	17.30
Investment operations:	Investment income — net	.56[2]	.63[2]	.66[2]	.69	.71
	Net realized and unrealized gain (loss) on investments	(.46)	.51	.16	.67	(1.47)
Total from investment operations		.10	1.14	.82	1.36	(.76)
Distributions:	Dividends from investment income — net	(.55)	(.64)	(.66)	(.69)	(.71)
	Dividends from net realized gain on investments	—	—	—	—	(.00)[3]
Total distributions		(.55)	(.64)	(.66)	(.69)	(.71)
Net asset value, end of period		16.71	17.16	16.66	16.50	15.83
Total Return (%)[4]		.58	6.92	5.01	8.75	(4.37)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets		1.71	1.70	1.68	1.67	1.70
Ratio of net investment income to average net assets		3.25	3.74	3.92	4.27	4.37
Decrease reflected in above expense ratios
due to undertakings by Dreyfus		.00[5]	—	—	—	—
Portfolio turnover rate		75.03	46.83	18.46	31.73	31.63

Net assets, end of period (	$ x 1,000)	3,518	4,055	3,286	2,367	3,048

1 As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended April 30, 2002. Per-share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

2 Based on average shares outstanding at each month end.

3 Amount represents less than $.01 per share.

4 Exclusive of sales charge.

5 Amount represents less than .01%.

Virginia Series 47

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $162 billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $675 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

For the past fiscal year, the fund paid Dreyfus a monthly management fee at the annual rate shown below as a percentage of the series’ average daily net assets.These fees reflect any fee waivers or expense reimbursements that may have been in effect.

Effective annual rate of
Name of series	management fee paid

Connecticut	0.55%
Florida	0.55%
Maryland	0.55%
Massachusetts	0.55%
Michigan	0.55%
Minnesota	0.55%
North Carolina	0.55%
Ohio	0.55%
Pennsylvania	0.55%
Texas	0.42%
Virginia	0.55%

On March 30, 2004, Mellon Bank, N.A., a wholly owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (the fund’s distributor) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial.The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of

1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

James Welch has been the primary portfolio manager of each of the Connecticut series and Massachusetts series since November 2001. Mr. Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001. For the five years prior thereto, Mr.Welch was a senior vice president and a member of the portfolio management team at Bay Back Advisors.

Douglas J. Gaylor has been the primary portfolio manager of the Florida series since August 1999 and of each of the Maryland series, Pennsylvania series and Texas series since he joined Dreyfus in January 1996.

W. Michael Petty has been the primary portfolio manager of each of the Michigan series, Minnesota series and Ohio series since August 1997. Mr. Petty has been employed by Dreyfus since June 1997.

Scott Sprauer has been the primary portfolio manager of each of the North Carolina series and Virginia series since November 2001. Mr. Sprauer has been employed by Dreyfus and previously served as a portfolio manager for five state-specific Dreyfus municipal money market funds since October 1998.

The fund, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

The Fund 49

Your Investment

ACCOUNT POLICIES

The Dreyfus Premier funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser.Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

You will need to choose a share class before making your initial investment.The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).Your financial representative can help you choose the share class that is appropriate for you.

  Class A shares may be appropriate for investors who prefer to pay the fund’s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
  Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.
  Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Reduced Class A sales charge

Letter of intent: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

Right of accumulation: when calculating your sales charge on Class A shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.

Consult the Statement of Additional Information (SAI) or your financial representative for more details.

Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you.

Sales charges
Class A — charged when you buy shares
	Sales charge	Sales charge
	deducted as a %	as a % of your
Your investment	of offering price	net investment

Up to $49,999	4.50%	4.70%
$50,000 — $99,999	4.00%	4.20%
$100,000 — $249,999	3.00%	3.10%
$250,000 — $499,999	2.50%	2.60%
$500,000 — $999,999	2.00%	2.00%
$1 million or more*	0.00%	0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class B — charged when you sell shares
CDSC as a % of your initial
Years since purchase	investment or your redemption
was made	(whichever is less)

Up to 2 years	4.00%
2 — 4 years	3.00%
4 — 5 years	2.00%
5 — 6 years	1.00%
More than 6 years	Shares will automatically
convert to Class A
Class B shares also carry an annual Rule 12b-1 fee of 0.50%
of the class’s average daily net assets.

Class C — charged when you sell shares

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Each series’ investments are generally valued by an independent pricing service approved by the fund’s board.The pricing service’s procedures are reviewed under the general supervision of the board. Because each series seeks tax-exempt income, the series are not recommended for purchase in IRAs or other qualified retirement plans.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
Initial		Additional

Regular accounts	$1,000	$100; $	500 for Dreyfus
		TeleTransfer investments
All investments must be in U.S. dollars. Third-party checks
cannot be accepted. You may be charged a fee for any
check that does not clear. Maximum Dreyfus TeleTransfer
purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. Each series’ Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Your Investment 51

ACCOUNT POLICIES (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing series shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online
Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day
* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that could adversely affect a series or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent trading practices deemed to be harmful to the series, it may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
  “redeem in kind,” or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect a series’ operations (for example, if it exceeds 1% of a series’ assets)

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment 53

DISTRIBUTIONS AND TAXES

Each series earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each series also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Each series normally pays dividends once a month and capital gain distributions annually. Dividends and capital gain distributions of each series will be reinvested in the respective series unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Each series anticipates that virtually all dividends paid to you will be exempt from federal and, where applicable, from state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For state income tax purposes, distributions derived from interest on municipal securities of state issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to state personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a series when the series has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

SERVICES FOR FUND INVESTORS

The third party through whom you purchase series shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Founders-advised funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Founders-advised funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the account
value at the time of the first with-
drawal under the plan, or at the time
of the subsequent withdrawal.

Checkwriting privilege (Class A only)

You may write redemption checks against your account for Class A shares in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one class of a series into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available).There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account.This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 55

INSTRUCTIONS FOR REGULAR ACCOUNTS

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Family of Funds.

Select the appropriate DDA# for your series:

Connecticut	DDA# 8900119489
Florida	DDA# 8900119381
Maryland	DDA# 8900119403
Massachusetts	DDA# 8900119470
Michigan	DDA# 8900119411
Minnesota	DDA# 8900119438
North Carolina	DDA# 8900208635
Ohio	DDA# 8900119446
Pennsylvania	DDA# 8900119454
Texas	DDA# 8900119462
Virginia	DDA# 8900208678

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

Your Investment 57

For More Information

Dreyfus Premier State
Municipal Bond Fund

SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the applicable series’ performance, lists portfolio holdings and contains a letter from the series’ manager discussing recent market conditions, economic trends and series strategies that significantly affected the series’ performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

PSTMB-P0804NA

August 31, 2004

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
MASSACHUSETTS SERIES
CLASS Z SHARES

Supplement to Prospectus
dated August 31, 2004

     As of the date of this prospectus, the fund’s Class Z shares are not being offered. Class Z shares, when offered, generally will be offered only to shareholders who receive Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund, which is currently anticipated to occur on or about September 22, 2004 (the “Effective Date”). On the Effective Date, Class Z shares then will be offered as described in the prospectus. Class Z shares generally will not be available for new accounts.

Dreyfus Premier State Municipal Bond Fund

Massachusetts Series

Seeks income exempt from federal and
Massachusetts state income taxes

PROSPECTUS August 31, 2004

Class Z shares

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	3
Expenses	4
Management	5
Financial Highlights	6

Your Investment

Account Policies	7
Distributions and Taxes	10
Services for Fund Investors	11
Instructions for Regular Accounts	12

For More Information

See back cover.

Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts.

Dreyfus Premier State Municipal Bond Fund
Massachusetts Series

Ticker Symbol Class Z: n/a

The Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and Massachusetts state income tax, without undue risk.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts state income tax.

The fund will invest at least 70% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.

Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

  general obligation bonds, which are secured by the fullfaith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenuederived from a specific revenue source, such as charges forwater and sewer service or highway tolls

Dollar-weighted average maturity: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the fund’s effective maturity and duration, the more its share price is likely to react to interest rates.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause the bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, it may invest to a limited extent in high yield(“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
  The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.
  State-specific risk. The fund is subject to the risk that the Massachusetts economy, and the revenues underlying its municipal bonds, may decline.
  Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.
  Market sector risk. The fund may overweight or underweight certain industries or market sectors, which may cause the fund’s performance to bemore or less sensitive to developments affecting those industries or sectors.
  Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), and inverse floaters.
  Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.
  Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers.Therefore, its performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risk associated with a single economic, political or regulatory occurrence than a diversified fund.
Other potential risks

Although the fund seeks to provide income exempt from federal and Massachusetts state income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in taxable bonds and municipal bonds that are exempt only from federal income tax.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows changes in the fund’s Class A performance from year to year. The table compares the average annual total returns for the fund’s Class A shares to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of non-Massachusetts-specific long-term municipal bond performance. Class A shares are not offered in this prospectus; however, except to the extent Class A and Class Z have different expenses and Class A may be subject to sales loads, Class Z should have similar annual returns to Class A.The sales loads applicable to Class A are not reflected in the bar chart or table; if they were, the returns shown would have been lower.All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class Z shares are new, past performance information is not available for Class Z as of the date of this prospectus. All of the fund’s share classes invest in the same portfolio of securities. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s Class Z shares and its other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Class A shares

Best Quarter:	Q3 ’02	+5.81%
Worst Quarter:	Q1 ’94	-4.20%

The year-to-date total return of the fund’s Class A shares as of 6/30/04 was -0.64% .

Average annual total returns as of 12/31/03

Share class/
Inception date	1 Year	5 Years	10 Years

Class A (5/28/87)
returns before taxes	4.85%	5.01%	5.30%

Class A
returns after taxes
on distributions	4.68%	4.97%	5.46%

Class A
returns after taxes
on distributions and
sale of fund shares	4.70%	4.95%	5.45%

Lehman Brothers
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	5.31%	5.83%	6.03%

*	Unlike the fund, the Lehman Index is not composed of bonds of a single state.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 3

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Class Z in the table below. Shareholder transaction fees are paid from your account.Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees for Class Z.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee	1.00%
charged only when selling shares you
have owned for less than 30 days

Annual fund operating expenses
% of average daily net assets
Management fees	0.55%
Shareholder services fee	0.05%
Other expenses	0.10%

Total	0.70%

Expense example
1 Year	3 Years

$72	$224

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Shareholder services fee: a fee of up to 0.25% used to reimburse the fund’s distributor for shareholder account service and maintenance.

Other expenses: estimated fees to be paid by the fund with respect to Class Z for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees. Actual expenses may be greater or less than the amount listed in the fee table at left.

4

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $162 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $675 billion under management. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.

On March 30, 2004, Mellon Bank, N.A., a wholly owned subsidiary of Mellon Financial and the then-current parent company of Dreyfus, transferred its entire interest in Dreyfus, including Dreyfus Service Corporation (the fund’s distributor) and all of Dreyfus’ other direct and indirect subsidiaries, to Mellon Financial.The reorganization did not result in a change in the control or management of Dreyfus under the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended (the 1940 Act); Dreyfus merely became a direct, rather than indirect, wholly owned subsidiary of Mellon Financial. The reorganization was part of a larger reorganization of Mellon Financial that is expected to increase organizational synergies and create a more efficient capital structure throughout the organization.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

James Welch has been the primary portfolio manager of the fund since November 2001. Mr.Welch joined Dreyfus as a senior portfolio manager in the municipal securities group in October 2001. For the five years prior thereto, Mr.Welch was a senior vice president and a member of the portfolio management team at Back Bay Advisors.

The fund, Dreyfus and Dreyfus Service Corporation have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contract with the Dreyfus funds.

The Fund 5

FINANCIAL HIGHLIGHTS

As a new class, financial highlights information for Class Z shares is not available as of the date of this prospectus.

6

Your Investment

ACCOUNT POLICIES
Buying shares

Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund. Class Z shares generally are not available for new accounts.

You pay no sales charges to invest in Class Z shares of the fund.Your price for fund Class Z shares is the net asset value per share (NAV) of Class Z, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.

Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRA’s or other qualified retirement plans.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding.

When calculating its NAV, the fund’s investments generally are valued by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

Minimum investments
	Initial	Additional

Regular accounts	$2,500	$100; $500 for Dreyfus
		TeleTransfer investments
Dreyfus automatic
investment plans	$100	$100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. In addition, such third parties may receive payments from Dreyfus in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your financial institution for further information.

Your Investment 7

ACCOUNT POLICIES (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Checkwriting Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.
Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Dreyfus discourages excessive trading, short-term market timing and other abusive trading practices. Such trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that it believes would materially adversely affect the fund or its operations, including those from any individual or group who, in Dreyfus’ view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Protection of shareholder interests is paramount, so that, as an example, transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent trading practices believed to be harmful to the fund, it may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.

The fund also reserves the right to:

- refuse any purchase or exchange request

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)
  “redeem in kind,” or make payments in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund’sassets)
Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Your Investment 9

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and Massachusetts state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Massachusetts personal income tax purposes, distributions derived from interest on municipal securities of Massachusetts issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from Massachusetts state personal income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts state personal income tax.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

10

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services by calling 1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	one Dreyfus fund into another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial advisers can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one Dreyfus fund into another.You also may exchange your Class Z shares for shares of the same class, if available, of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). If you are selling or exchanging Class Z shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee. There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more —when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Your Investment 11

To reach Dreyfus, call toll free in the U.S. 1-800-645-6561.

Make checks payable to: The Dreyfus Family of Funds.

You can also deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

12

Your Investment 13

For More Information

Dreyfus Premier State Municipal Bond Fund
Massachusetts Series
SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC’s Public Reference Room in Washington, DC
(for information, call 1-202-942-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC’s Public Reference
Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

6122P0804

August 31, 2004

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
MASSACHUSETTS SERIES

Supplement to Statement of Additional Information
dated August 31, 2004

     As of the date of this Statement of Additional Information, Class Z shares of the Massachusetts Series are not being offered. Class Z shares generally will be offered only to shareholders who receive Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund, which is currently anticipated to occur on or about September 22, 2004 (the “Effective Date”). On the Effective Date, Class Z shares then will be offered as described in the Statement of Additional Information. Class Z shares generally will not be available for new accounts.

Mergerstickers0804

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

	Connecticut Series	North Carolina Series
--		--
	Florida Series	Ohio Series
--		--
	Maryland Series	Pennsylvania Series
--		--
	Massachusetts Series	Texas Series
--		--
	Michigan Series	Virginia Series
--		--
--	Minnesota Series

CLASS A, CLASS B, AND CLASS C SHARES
CLASS Z SHARES (Massachusetts Series Only)
STATEMENT OF ADDITIONAL INFORMATION

AUGUST 31, 2004

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the above-named series (each, a “Series”) of Dreyfus Premier State Municipal Bond Fund (the “Fund”), dated August 31, 2004, as it may be revised from time to time. To obtain a copy of the Fund’s Prospectus, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call 1-800-554-4611 (holders of Class Z shares of the Massachusetts Series should call 1-800-645-6561).

     The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE FUND AND SERIES

     The Fund is a Massachusetts business trust that was formed on September 19, 1986. The Fund is an open-end management investment company, known as a municipal bond fund. As a municipal bond fund, each Series of the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Bonds”).

The Dreyfus Corporation (the “Manager”) serves as each Series’ investment adviser.

Dreyfus Service Corporation (the “Distributor”) is the distributor of each Series’ shares.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Series’ Prospectus.

     State Municipal Bonds. As a fundamental policy, each Series normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds of the State after which it is named, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and such State’s personal income taxes (collectively, “State Municipal Bonds” or when the context so requires, “Connecticut Municipal Bonds”, “Florida Municipal Bonds”, “Maryland Municipal Bonds”, “Massachusetts Municipal Bonds”, etc.). To the extent acceptable State Municipal Bonds are at any time unavailable for investment by the Series, the Series will invest temporarily in other Municipal Bonds, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State, personal income tax. Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Bonds are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments, which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Bonds bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the securities’ interest rate will change directly or inversely to changes in interest rates in an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold separately.

     The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation and rating of the issue.

     Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT). Each Series may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Series’ investment objective.

Certain Tax Exempt Obligations. Each Series may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Series, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Series’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Series will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests. Each Series may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Series an undivided interest in the Municipal Bonds in the proportion that the Series’ participation interest bears to the total principal amount of the Municipal Bonds. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated or has been given a rating below that which otherwise is permissible for purchase by the Series, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Series will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Series’ participation interest in the Municipal Bonds, plus accrued interest. As to these instruments, each Series intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bonds, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations in which each Series may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Series’ investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund’s Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Each Series will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities.

Tender Option Bonds. Each Series may purchase tender option bonds. A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Series, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

     A Series will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Series. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. Each Series may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of a Series’ net asset value. These custodial receipts are sold in private placements. Each Series also may purchase directly from issuers,

>

and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Ratings of Municipal Bonds. Each Series will invest at least 70% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings (“Fitch” and, together with Moody’s and S&P, the “Rating Agencies”). Each Series may invest up to 30% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than Baa by Moody’s and BBB by S&P and Fitch and as low as the lowest rating assigned by a Rating Agency. Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody’s are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. If a security is not rated or is subject to some external agreement (such as a letter of credit) from a bank which was not considered when the security was rated, the Manager may determine that the security is of comparable quality to those rated securities in which a Series may invest. For purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

     The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended April 30, 2004, computed on a monthly basis, for each Series was as follows:

					Connecticut	Florida	Maryland
Fitch	or	Moody’s	or	S&P	Series	Series	Series

AAA		Aaa		AAA	66.9%	78.3%	44.5%
AA		Aa		AA	5.7	11.1	34.2
A		A		A	8.6	5.0	8.4
BBB		Baa		BBB	13.9	.4	8.7

B		B		B	–	–	–

CCC		Caa		CCC	.6	–	–
F-1		MIG 1/P-1		SP-1/A-1	1.1	.6	2.4
Not Rated		Not Rated		Not Rated	3.2 [1]	4.6 [2]	1.8 [3]

					100.0%	100.0%	100.0%

					Massachusetts	Michigan	Minnesota
Fitch	or	Moody’s	or	S&P	Series	Series	Series

AAA		Aaa		AAA	54.5%	68.7%	45.9%
AA		Aa		AA	22.1	7.1	11.0
A		A		A	12.6	8.8	18.7
BBB		Baa		BBB	8.3	2.6	8.6
BB		Ba		BB	–	–	2.3
F-1		MIG 1/P-1		SP-1/A-1	1.0	–	2.8

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aa/AA (1.8%), A/A (.6%) and Baa/BBB (.8%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (4.6%).

3 Those securities which are not rated have been determined by the Manager to be of comparable quality securities in the following rating categories: Baa/BBB (1.6%) and Ba/BB (.2%).

					Massachusetts	Michigan	Minnesota
Fitch	or	Moody’s	or	S&P	Series	Series	Series

Not Rated		Not Rated		Not Rated	1.5 [4]	12.8 [5]	10.7 [6]

					100.0%	100.0%	100.0%

					North Carolina		Ohio
Fitch	or	Moody’s	or	S&P	Series		Series

AAA		Aaa		AAA	49.6%		69.0%
AA		Aa		AA	22.3		13.8
A		A		A	19.1		5.5
BBB		Baa		BBB	4.5		4.7
BB		Ba		BB	–		.2
B		B		B	–		–
F-1		MIG 1/P-1		SP-1/A-1	–		2.4
Not Rated		Not Rated		Not Rated	4.5 [7]		4.4 [8]

					100.0%		100.0%

					Pennsylvania	Texas	Virginia
Fitch	or	Moody’s	or	S&P	Series	Series	Series

AAA		Aaa		AAA	68.4%	64.9%	47.3%
AA		Aa		AA	13.8	10.1	23.3
A		A		A	7.4	8.6	5.8
BBB		Baa		BBB	5.8	7.0	11.9
BB		Ba		BB	–	2.7	.7
B		B		B	–	–	–
F-1		MIG 1/P-1		SP-1/A-1	1.8	2.4	.9
Not Rated		Not Rated		Not Rated	2.8 [9]	4.3 [10]	10.1 [11]

					100.0%	100.0%	100.0%

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Baa/BBB (1.5%).

5	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.8%) and Baa/BBB (9.0%)
.

6	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (4.4%), Baa/BBB (2.2%) and Ba/BB (4.1%).

7	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (2.6%) and Ba/BB (1.9%).

8	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (2.7%) and Ba/BB
(1.7%).

9	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.5%) and Ba/BB (1.3%).

10	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating category: Aaa/AAA (4.3%).

11	Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aaa/AAA (3.8%), Baa/BBB (1.6%) and Ba/BB (4.7%).

     Subsequent to its purchase by a Series, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of such Municipal Bonds by the Series, but the Manager will consider such event in determining whether the Series should continue to hold the Municipal Bonds. To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Series will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of a Series’ net assets) or for temporary defensive purposes, each Series may invest in taxable short-term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody’s, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Series that are attributable to income earned by the Series from Taxable Investments will be taxable to investors. See “Dividends, Distributions and Taxes.” Except for temporary defensive purposes, at no time will more than 20% of the value of a Series’ net assets be invested in Taxable Investments. When a Series has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the Series, in excess of 20% of the Series’ net assets may be invested in securities that are not exempt from Federal and, where applicable, State personal income taxes. Under normal market conditions, each Series anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

     Stand-By Commitments. Each Series may acquire “stand-by commitments” with respect to Municipal Bonds held in its portfolio. Under a stand-by commitment, the Series obligates a broker, dealer or bank to repurchase, at the Series’ option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Series will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Series may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security’s yield to investors. Each Series also may acquire call options on specific Municipal Bonds. A Series generally would purchase these call options to protect the Series from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity. The sale by the Series of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Series.

     Zero Coupon, Pay-In-Kind and Step-Up Securities. Each Series may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds which are debt securities that generally pay interest through the issuance of additional bonds; and step-up bonds which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the Series will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Series may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Series may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Dividends, Distributions and Taxes.”

     Illiquid Securities. Each Series may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series’ investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Series deems representative of their value, the value of the Series’ net assets could be adversely affected.

     Investment Companies. Each Series may invest in securities issued by other investment companies. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Series’ investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Series’ total assets with respect to any one investment company and (iii) 10% of the Series’ total assets in the aggregate. As a shareholder of another investment company, a Series would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Series bears directly in connection with its own operations. A Series also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Series’ securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Series’ aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Lending Portfolio Securities.”

Investment Techniques

     The following information supplements and should be read in conjunction with the Fund’s Prospectus. A Series’ use of certain of the investment techniques described below may give rise to taxable income.

     Borrowing Money. Each Series is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Series currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of a Series’ total assets, the Series will not make any additional investments.

     Short Selling. Each Series may make short sales of securities. In these transactions, a Series sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Series must borrow the security to make delivery to the buyer. The Series is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less the price at which the security was sold by the Series, which would result in a loss or gain, respectively.

     A Series will not sell securities short if, after effect is given to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Series’ net assets. A Series may not make a short sale which results in the Series having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     Each Series also may make short sales “against the box,” in which the Series enters into a short sale of a security it owns. At no time will a Series have more than 15% of the value of its net assets in deposits on short sales against the box.

     Until the Series closes its short position or replaces the borrowed security, the Series will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Derivatives. Each Series may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market and interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for the Series to invest than “traditional” securities would. Examples of derivative instruments that the Series may use include options contracts, futures contracts, and options on futures contracts. The Series’ portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Series will succeed.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Series to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Series can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Series’ performance.

     If a Series invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Series’ return or result in a loss. A Series also could experience losses if its derivatives were poorly correlated with its other investments, or if the Series were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Series. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Neither the Fund nor any Series will be a commodity pool. The Fund has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, as a registered investment company, the Fund is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures Transactions–In General. Each Series may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Series which could adversely affect the value of the Series’ net assets. Although each Series intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Series to substantial losses.

     Successful use of futures and options with respect thereto by a Series also is subject to the Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Series uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Series will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Series may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Series may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Series may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Series’ ability otherwise to invest those assets.

Specific Futures Transactions. Each Series may purchase and sell interest rate futures contracts. An interest rate future obligates the Series to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options–In General. Each Series may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Series is a call option with respect to which the Series owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Series is covered when, among other things, the Series segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Series receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Series is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by a Series of options will be subject to the Manager’s ability to predict correctly movements in interest rates. To the extent the Manager’s predictions are incorrect, the Series may incur losses.

     Future Developments. A Series may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Series or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Series’ investment objective and legally permissible for the Series. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     Lending Portfolio Securities. Each Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, each Series remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Each Series also has the right to terminate a loan at any time. Each Series may call the loan to vote proxies if a material issue affecting the Series’ investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Series’ total assets (including the value of assets received as collateral for the loan). Each Series will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Series a loan premium fee. If the collateral consists of cash, the Series will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Series may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Series derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Series may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Series will also bear the risk of any decline in value of securities acquired with cash collateral. A Series will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Forward Commitments. Each Series may purchase and sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Series enters into the commitment, but the Series does not make payment until it receives delivery from the counterparty. The Series will commit to purchase such securities only with the intention of actually acquiring the securities, but the Series may sell these securities before the settlement date if it is deemed advisable. The Series will segregate permissible liquid assets at least equal at all times to the amount of the Series’ purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Series’ net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Investing in Municipal Bonds. Each Series may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Series may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Series and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Series. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by a Series so as to adversely affect its shareholders, the Series would reevaluate its investment objective and policies and submit possible changes in the Series’ structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Bond as taxable, the Series would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

     Investing in State Municipal Bonds. Since each Series is concentrated in securities issued by the State after which it is named or entities within that State, an investment in a Series may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the purchase of shares of a Series resulting from its purchase of the respective State’s Municipal Bonds. Certain of the States have experienced financial difficulties, the recurrence of which could result in defaults or declines in the market values of various Municipal Bonds in which such Series invests. If there should be a default or other financial crisis relating to a State or an agency or municipality thereof, the market value and marketability of outstanding State Municipal Bonds in a Series’ portfolio and the interest income to the Series could be adversely affected. You should review the information in “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in the respective State’s Municipal Bonds.

     Lower Rated Bonds. Each Series may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody’s or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as “high yield” or “junk” bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See “Appendix B” for a general description of the Rating Agencies’ ratings of municipal securities. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Series will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Series’ ability to dispose of particular issues when necessary to meet the Series’ liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Series to obtain accurate market quotations for purposes of valuing the Series’ portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.

     The Series may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Series may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market price of these securities may be very volatile during the period no interest is paid.

     Simultaneous Investments. Investment decisions for a Series are made independently from those of the other Series and investment companies advised by the Manager. If, however, such other Series or investment companies desire to invest in, or dispose of, the same securities as a Series, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Series or the price paid or received by the Series.

Investment Restrictions

     Each Series’ investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in State Municipal Bonds (or other investments with similar investment characteristics) are fundamental policies, which cannot be changed as to a Series without approval by the holders of a majority (as defined in the 1940 Act) of such Series’ outstanding voting shares. In addition, each Series has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund’s Board members at any time. No Series may:

     1. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Series’ total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     4. Underwrite the securities of other issuers, except that the Series may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Series may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Series from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Series from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

     6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund’s Prospectus; however, each Series may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Series’ total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund’s Board.

     7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.	Invest in companies for the purpose of exercising control.

9.	Purchase securities of other investment companies, except to the extent permitted under the

1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund’s Prospectus and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund’s Prospectus on not more than seven days’ notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the Series’ net assets would be so invested.

     While not a fundamental policy, the Texas Series will not invest in real estate limited partnerships.

     For purposes of Investment Restriction No. 7, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Series’ total assets as a result of a change in values or assets, the Series must take steps to reduce such borrowings at least to the extent of such excess.

     The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Series to use cash collateral received in connection with lending the Series’ securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

MANAGEMENT OF THE FUND

     The Fund’s Board is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation	Investment Adviser
Dreyfus Service Corporation	Distributor
Dreyfus Transfer, Inc	Transfer Agent
The Bank of New York	Custodian

Board Members of the Fund[12]

Board members of the	Fund, together with information as to their position with the Fund, principal occupations and other Board memberships and affiliations during at least the last five years, are shown below:

Name (Age)	Principal Occupation
Board Member (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (60)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board		Levcor International, Inc., an apparel fabric
(1995)		processor, Director
Century Business Services, Inc., a provider of
outsourcing functions for small and medium
size companies, Director
The Newark Group, a provider of a national
market of paper recovery facilities, paperboard
mills and paperboard converting plants,
Director

Clifford L. Alexander, Jr. (70)	President of Alexander &	Wyeth (formerly, American Home Products
Board Member	Associates, Inc., a	Corporation), a global leader in
(1983)	management consulting firm	pharmaceuticals, consumer healthcare products
	(January 1981 – present)	and animal health products, Director
	Chairman of the Board of	Mutual of America Life Insurance Company,
	Moody’s Corporation	Director
(October 2000 – October
2003)
Chairman of the Board and
Chief Executive Officer of
The Dun and Bradstreet
Corporation (October 1999 –
September 2000)

Peggy C. Davis (61)	Shad Professor of Law,	None
Board Member	New York University School
(1990)	of Law (1983 – present)
Writer and
teacher in the fields of
evidence, constitutional
theory, family law, social
sciences and the law, legal
process and professional
methodology and training

Ernest Kafka (71)	Physician engaged in private	None
Board Member	practice specializing in the
(1983)	psychoanalysis of adults and
adolescents (1962-present)
Instructor, The New York
Psychoanalytic Institute
(1981 – present)
Associate Clinical Professor of

12 None of the Board members are “interested persons” of the Fund, as defined in the 1940 Act.

Name (Age)	Principal Occupation
Board Member (Since)	During Past 5 Years	Other Board Memberships and Affiliations

Psychiatry at Cornell Medical
School (1987 – 2002)

Nathan Leventhal (61)	Chairman of the Avery-Fisher	Movado Group, Inc., Director
Board Member	Artist Program
(1989)	(November 1997 – present)
President of Lincoln Center for
the Performing Arts, Inc.
(March 1984 – December
2000)

     Board members are elected to serve for an indefinite term. The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Fund’s accounting and financial reporting processes and the audits of the Series’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Series’ financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Series’ investments. The audit committee met four times during the fiscal year ended April 30, 2004. The nominating, pricing and compensation committees had no meetings during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

Aggregate Holding of Funds in the
Dreyfus Family of Funds for which
Name of Board Member	Fund	Responsible as a Board Member

Joseph S. DiMartino	None	Over $100,000
Clifford L. Alexander, Jr.	None	Over $100,000
Peggy C. Davis	None	None
Ernest Kafka	None	Over $100,000
Nathan Leventhal	None	$ 10,001-$50,000

     As of December 31, 2003, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

     The Fund typically pays its Board members its allocated portion of an annual retainer fee of $50,000 and a fee of $6,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 14 other funds (comprised of 26 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 2004, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2003, is as follows:

		Total Compensation From the Fund
Name of Board	Aggregate Compensation	and Fund Complex Paid to
Member	from the Fund*	Board Member (** )

Joseph S. DiMartino	$9,873	$800,306 (191)
Clifford L. Alexander, Jr.	$7,902	$198,500 (65)
Peggy C. Davis	$7,902	$ 82,500 (26)
Ernest Kafka	$7,278	$ 76,000 (26)
Saul B. Klaman***	$2,202	$ 34,125 (26)

Nathan Leventhal	$7,902	$ 82,500 (26)

*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,585 for all Board members as a group.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Series, for which the Board member serves.

***	Emeritus Board member as of January 18, 2000.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is

59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

STEVEN F. NEWMAN, Secretary since March 2000. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000. Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

KENNETH SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

GREGORY S. GRUBER, Assistant Treasurer since March 2000. Senior Accounting Manager- Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

     The address of each Board Member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund’s Board members and officers, as a group, owned less than 1% of each Series’ voting securities outstanding on August 9, 2004. See “Information About the Fund” for a list of shareholders known by the Fund to own of record 5% or more of the Fund’s outstanding voting securities as of August 9, 2004.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to the Management Agreement (the “Agreement”) between the Manager and the Fund. As to each Series, the Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Series, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, as to each Series, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of such Series’ shares, or, on not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the Act).

     In approving the current Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager; the investment philosophy and investment approach as applied to each Series by the Manager; the investment management expertise of the Manager in respect of each Series’ investment strategies; the personnel, resources and experience of the Manager; each Series’ performance history and the management fees paid to the Manager relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager’s costs of providing services under the Agreement; the relationship between the fees paid to the Manager under the Agreement and the Fund’s Distribution Plan and Shareholder Services Plans; and ancillary benefits the Manager may receive from its relationship with the Fund.

     The following persons are officers and/or directors of the Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O’Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Mary Beth Leibig, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

     The Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon’s Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager manages each Series’ portfolio of investments in accordance with the stated policies of such Series, subject to the approval of the Fund’s Board members. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund’s portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Coleen Meehan, W. Michael Petty, Scott Sprauer, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund’s existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Shares of each Class are subject to an annual shareholder service fee and Class B and Class C shares are subject to an annual distribution fee. See “Distribution Plan and Shareholder Services Plans.” Expenses attributable to a particular Series are charged against the assets of that Series; other expenses of the Fund are allocated among the Series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Series.

     As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of each Series’ average daily net assets. For the fiscal years ended April 30, 2002, 2003 and 2004, the management fee payable, the reduction in such fee pursuant to undertakings in effect, and the net management fee paid by each Series was as set forth below:

Name of Series	Management Fee Payable			Reduction	in Fee		Net Fee Paid

	2002	2003	2004	2002	2003	2004	2002	2003	2004

Connecticut Series	$1,920,817	$1,986,747	$1,946,542	$0	$0	$0	$1,920,817	$1,986,747	$1,946,542

Florida Series	697,573	693,007	667,621	11,691	0	0	685,882	693,007	667,621

Maryland Series	1,586,576	1,613,540	1,585,589	0	0	0	1,586,576	1,613,540	1,585,589

Massachusetts	315,675	335,074	358,353	0	0	0	315,675	335,074	358,353
Series
Michigan Series	736,096	740,954	717,932	0	0	0	736,096	740,954	717,932
Minnesota Series	738,236	768,231	769,759	0	0	0	738,236	768,231	769,759
North Carolina	445,795	466,995	461,523	0	0	0	445,795	466,995	461,523
Series
Ohio Series	1,394,838	1,458,617	1,430,330	0	0	0	1,394,838	1,458,617	1,430,330
						0
Pennsylvania Series	1,316,964	1,294,194	1,205,714	0	0	0	1,316,964	1,294,194	1,205,714

Texas Series	333,392	340,430	332,373	64,345	70,806	77,402	269,047	269,624	254,971

Name of Series	Management Fee Payable			Reduction	in Fee		Net Fee Paid

	2002	2003	2004	2002	2003	2004	2002	2003	2004

Virginia Series	509,064	505,463	479,476	0	0	134	509,064	505,463	479,342

     The Manager has agreed with respect to each Series that if in any fiscal year the aggregate expenses of a Series, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction of payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Series’ net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

     The Distributor compensates certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) for selling Class A shares subject to a contingent deferred sales charge (“CDSC”), and Class B shares and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Fund’s Distribution Plan (described below), in part, are used to defray these expenses. For purchases of Class A shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B shares and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents 4% and 1%, respectively, of the net asset value of such shares purchased by their clients. With respect to Series’ shares subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the “Acquired Fund”), the proceeds of any CDSC and fees pursuant to the Distribution Plan are payable to the Acquired Fund’s former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund. For Class C shares, such Distribution Plan fees will be paid to the Acquired Fund’s former distributor for a period not to exceed one year from the date the Acquired Fund originally issued the shares exchanged for the Class C shares of the Series.

     The amounts retained on the sale of Series’ shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Series’ Class A, Class B and Class C shares, for the fiscal years ended April 30, 2002, 2003 and 2004 were as follows:

Name of Series		Class A

	Fiscal Year	Fiscal Year	Fiscal Year

	Ended 2002	Ended 2003	Ended 2004

Connecticut Series	$37,140	$46,244	$23,937

Florida Series	14,457	30,153	13,328

Maryland Series	36,554	27,483	23,564

Massachusetts	6,123	6,374	6,463
Series

Name of Series		Class A

	Fiscal Year	Fiscal Year	Fiscal Year

	Ended 2002	Ended 2003	Ended 2004

Michigan Series	13,621	7,261	5,711
Minnesota Series	12,586	11,159	5,863
North Carolina	8,743	12,845	3,612
Series
Ohio Series	21,006	14,544	13,040
Pennsylvania Series	16,609	9,089	9,832
Texas Series	2,568	6,067	6,219
Virginia Series	5,797	14,528	6,768

Name of Series		Class B

	Fiscal Year	Fiscal Year	Fiscal Year

	Ended 2002	Ended 2003	Ended 2004

Connecticut Series	$101,992	$132,557	$81,559
Florida Series	24,384	15,219	64,232
Maryland Series	88,690	123,822	182,362
Massachusetts	14,047	13,912	13,090
Series
Michigan Series	9,744	23,394	14,870
Minnesota Series	24,266	29,974	22,509
North Carolina	11,890	63,796	25,544
Series
Ohio Series	89,836	47,879	83,767
Pennsylvania Series	86,007	103,601	89,278
Texas Series	5,965	19,279	26,963
Virginia Series	23,157	36,621	55,166

Name of Series		Class C

	Fiscal Year	Fiscal Year	Fiscal Year

	Ended 2002	Ended 2003	Ended 2004

Connecticut Series	$11,001	$4,343	4,717
Florida Series	237	192	3,220
Maryland Series	949	1,530	1,847
Massachusetts	503	479	5,348
Series
Michigan Series	336	1,590	5,137
Minnesota Series	0	548	1,491
North Carolina	0	993	399
Series
Ohio Series	5,305	3,935	1,274
Pennsylvania Series	165	839	0
Texas Series	217	398	899
Virginia Series	0	789	542

     The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Fund. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     The Bank of New York (the “Custodian”), One Wall Street, New York, New York 10286, is the Fund’s custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

     General. Class A, Class B and Class C shares may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     Class Z shares are offered by the Massachusetts Series only to shareholders of the Series who received Class Z shares in exchange for their shares of Dreyfus Massachusetts Tax Exempt Bond Fund as a result of the reorganization of such fund and who continue to maintain accounts with the Massachusetts Series at the time of purchase. In addition, certain broker-dealers and other financial institutions maintaining accounts with Dreyfus Massachusetts Tax Exempt Bond Fund at the time of the reorganization of such fund may open new accounts in Class Z of the Fund on behalf of qualified retirement plans and “wrap accounts” or similar programs.

     Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans. The Fund reserves the right to reject any purchase order.

     When purchasing Fund shares, you must specify which Series and Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated Distribution Plan fee, Shareholder Services Plan fee and CDSC, if any, on Class B shares or Class C shares would be less than the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential could be offset by the return on Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider purchasing Class A shares because the accumulated continuing Distribution Plan and Shareholder Services Plan fees on Class B shares or Class C shares may exceed the accumulated Shareholder Services Plan fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing Distribution Plan and Shareholder Services Plan fees.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Service Agents or other third parties may receive payments from the Manager in connection with their offering of Series shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Series instead of other mutual funds where such payments are not received. You should consult your Service Agent in this regard.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Each Series’ shares are sold on a continuous basis. Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. For each Series, net asset value per share of each Class is computed by dividing the value of the net assets of the Series represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Series’ investments, see “Determination of Net Asset Value.”

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

     Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load

			Dealers’ Reallowance
	As a % of Offering	As a % of Net Asset	as a % of
Amount of Transaction	Price Per Share	Value Per Share	Offering Price

Less than $50,000	4.50	4.70	4.25
$50,000 to less than $100,000	4.00	4.20	3.75
$100,000 to less than $250,000	3.00	3.10	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management Arrangements--Distributor.”

     The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Series’ Class A shares. The examples assume a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Series’ Class A shares on April 30, 2004.

	Connecticut	Florida	Maryland	Massachusetts
	Series	Series	Series	Series

Class A Shares:
NET ASSET VALUE, per share	$11.90	$14.06	$12.12	$11.50
Per Share Sales Charge – 4.5% of
offering price (4.7% of net asset
value per share)
	0.56	0.66	0.57	0.54

Per Share Offering Price to Public	$12.46	$14.72	$12.69	$12.04

	Michigan	Minnesota	North Carolina	Ohio
	Series	Series	Series	Series

Class A Shares:
NET ASSET VALUE, per share	$14.95	$15.19	$13.71	$12.48
Per Share Sales Charge - 4.5% of
offering price (4.7% of net asset
value per share)	0.70	0.72	0.65	0.59

Per Share Offering Price to Public	$15.65	$15.91	$14.36	$13.07

	Pennsylvania	Texas	Virginia
	Series	Series	Series

Class A Shares:
NET ASSET VALUE, per share	$15.78	$21.00	$16.73
Per Share Sales Charge - 4.5% of
offering price (4.7% of net asset
value per share)	0.74	.99	0.79

Per Share Offering Price to Public	$16.52	$21.99	$17.52

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plan or program), or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares.”

     Approximately six years after the date of purchase, Class B shares of a Series automatically will convert to Class A shares of such Series, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class B shares of the Series acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See “How to Redeem Shares—Contingent Deferred Sales Charge–Class B Shares.”

     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “Class B Shares” above and “How to Redeem Shares—Contingent Deferred Sales Charge–Class C Shares.”

     Class Z Shares (Massachusetts Series Only). The public offering price for Class Z shares is the net asset value per share of that Class. Class Z shares generally are not available for new accounts.

     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds (“Federal Funds” (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank)) and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a Selected Dealer and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Right of Accumulation–Class A Shares. Reduced sales loads apply to any purchase of Class A shares by you and any related “purchaser” as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Series or shares of certain other funds advised by the Manager or Founders Asset Management LLC (“Founders”), an indirect subsidiary of the Manager, that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Series having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares—Dreyfus TeleTransfer Privilege.”

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the “Rule”) adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund’s Board has adopted such a plan (the “Distribution Plan”) with respect to the Class B and Class C shares of each Series, pursuant to which the Series pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Fund’s Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Series’ relevant Class of shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund’s Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without such shareholders’ approval and that other material amendments of the Distribution Plan must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Series, the Distribution Plan may be terminated at any time (i) by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) by vote of the holders of a majority of the outstanding shares of such Class of the Series.

     For the fiscal year ended April 30, 2004, each Series paid the Distributor, with respect to the Series’ Class B and Class C, pursuant to the Distribution Plan, the following amounts:

Name of Series	Class B	Class C

Connecticut Series	$225,077	$91,398
Florida Series	58,175	32,822
Maryland Series	278,909	46,125
Massachusetts Series	36,899	28,388
Michigan Series	54,014	53,234
Minnesota Series	87,177	33,958
North Carolina Series	81,990	15,245
Ohio Series	211,065	81,081
Pennsylvania Series	197,621	23,070
Texas Series	33,135	17,970
Virginia Series	60,993	29,678

     Shareholder Services Plans. The Fund has adopted separate Shareholder Services Plans, pursuant to which (i) each Series pays the Distributor for the provision of certain services to the holders of its Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class, and (ii) the Massachusetts Series reimburses the Distributor for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Class A , Class B and Class C Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

     A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund’s Board for its review. In addition, each Shareholder Services Plan provides that material amendments must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the

Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended April 30, 2004, each Series paid the Distributor, pursuant to the Shareholder Services Plan, with respect to the Series’ Class A, Class B and Class C shares, the following amounts:

Name of Series	Class A	Class B	Class C

Connecticut Series	$741,788	$112,538	$30,466
Florida Series	263,436	29,087	10,941
Maryland Series	565,893	139,454	15,375
Massachusetts Series	134,975	18,450	9,463
Michigan Series	281,581	27,007	17,745
Minnesota Series	294,983	43,589	11,319
North Carolina Series	163,706	40,995	5,082
Ohio Series	517,590	105,533	27,027
Pennsylvania Series	441,551	98,811	7,690
Texas Series	128,522	16,567	5,990
Virginia Series	177,555	30,497	9,892

     As Class Z shares of the Massachusetts Series had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by such Class pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

     General. If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder- and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for a period of up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Redemption Fee–Class Z Shares (Massachusetts Series Only). The	Fund will deduct a
redemption fee equal to 1% of the net asset value of Class Z shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such Class Z
shares. The redemption fee will be deducted from the redemption proceeds	and retained by the
Massachusetts Series.

     No redemption fee will be charged on the redemption or exchange of Class Z shares (1) through the Fund’s Checkwriting Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by securities dealers, banks or other financial institutions approved by the Distributor that utilize the National Securities Clearing Corporation’s networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time, or from time to time.

     Contingent Deferred Sales Charge–Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares of a Series which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of such Series held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of such Series held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Series’ performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996, and except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

CDSC as a % of
Year Since	Amount Invested or
Purchase Payment	Redemption Proceeds
Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

CDSC as a % of
Year Since	Amount Invested or
Purchase Payment	Redemption Proceeds
Was Made	(whichever is less)

First	3.00
Second	3.00

Third	2.00
Fourth	2.00
Fifth	1.00
Sixth	0.00

     The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

		CDSC as a % of Amount
	Year Since	Invested or Redemption
	Purchase Payment	Proceeds
	Was Made	(whichever is less)

First		5.00
Second		4.00
Third		3.00
Fourth		3.00
Fifth		2.00
Sixth		1.00
Seventh		0.00
Eighth		0.00*

*	These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge–Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge–Class B Shares” above.

     Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the relevant Series by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Checkwriting Privilege - Class A and Class Z Only. The Fund provides redemption checks (“Checks”) to investors in Class A and Class Z shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A or Class Z shares in the investor’s account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to back up withholding on redemptions. Any Check written on an account which has become subject to back up withholding on redemptions will not be honored by the Transfer Agent.

     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See “How to Buy Shares” for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

     Dreyfus TeleTransfer Privilege. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. See “How to Buy Shares–Dreyfus TeleTransfer Privilege.”

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer

Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Series, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Series’ net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Series to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Series’ portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in such client’s state of residence. With respect to Class Z shares, the Fund will deduct a redemption fee equal to 1% of the net asset value of Class Z shares exchanged out of the Massachusetts Series where the exchange is made less than 30 days after the issuance of such Class Z shares. Shares of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated, except for Fund shares issued in exchanges for shares originally issued by the Acquired Fund, without regard to the time such shares were held in an Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC will be calculated taking into account the time such shares were held in the Exchange Account. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form may not be exchanged by telephone or online. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Series, shares of the same Class of one of the other Series or of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus

Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares of the Massachusetts Series should call 1-800-645-6561), or visiting the Dreyfus.com website. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in a state in which shares of the Fund being acquired may legally be sold. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account.

     Dreyfus Payroll Savings Plan—Class Z Only. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load may be deducted.

C.	Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Letter of Intent–Class A Shares. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds (as defined under “Rights of Accumulation” above) purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Series’ investments are valued each business day by an independent pricing service (the “Service”) approved by the Fund’s Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service’s procedures are reviewed by the Fund’s officers under the general supervision of the Fund’s Board. These procedures need not be used to determine the value of securities held by a Series if, in the opinion of a committee appointed by the Fund’s Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), and fees pursuant to the Shareholder Services Plan and pursuant to the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of each Series’ shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management believes that each Series qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended April 30, 2004. Each Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. As a regulated investment company, a Series will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, a Series must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gain), and meet certain asset diversification and other requirements. If a Series does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

     Each Series ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the Series and the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. Each Series’ earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve system may take considerably longer to convert into Federal Funds. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     If, at the close of each quarter of its taxable year, at least 50% of the value of a Series’ total assets consists of Federal tax exempt obligations, the Series may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Series from their gross income for Federal income tax purposes. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

     Any dividend or distribution paid shortly after an investor’s purchase of a Series’ shares may have the effect of reducing the aggregate net asset value of such shares below the cost of such an investment. Such a dividend or distribution would be a return on investment in an economic sense, as described herein. In addition, if a shareholder has not held the shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of any gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Series from certain financial futures and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any such Section 1256 contracts remaining unexercised at the end of a Series’ taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to a Series characterized as described above.

     Offsetting positions held by a Series involving certain futures and options transactions with respect to actively traded personal property may constitute “straddles.” To the extent the straddle rules apply to positions established by a Series, losses realized by a Series may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Series may constitute “mixed straddles.” A Series may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Series either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Series generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Series enters into the financial position or acquires the property, respectively.

     Investment by a Series in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Series to recognize income prior to the receipt of cash payment. For example, a Series could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Series may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

     State and Local Tax Treatment. Each Serieswill invest primarily in Municipal Bonds of the State after which the Series is named. Except to the extent specifically noted below, dividends by a Series are not subject to an income tax by such State to the extent that the dividends are attributable to interest on such Municipal Bonds. However, some or all of the other dividends or distributions by a Series may be taxable by those States that have income taxes, even if the dividends or distributions are attributable to income of the Series derived from obligations of the United States or its agencies or instrumentalities.

     The Fund anticipates that a substantial portion of the dividends paid by each Series will not be subject to income tax of the State after which the Series is named. However, to the extent that you are obligated to pay State or local taxes outside of such State, dividends earned by an investment in such Series may represent taxable income. Also, all or a portion of the dividends paid by a Series that are not subject to income tax of the State after which the Series is named may be a preference item for such State’s alternative minimum tax (where imposed). Finally, you should be aware that State and local taxes, other than those described above, may apply to the dividends, distributions or shares of a Series.

     The paragraphs below discuss the State tax treatment of dividends and distributions by each Series to residents of the State after which the Series is named. Investors should consult their own tax advisers regarding specific questions as to Federal, State and local taxes.

     Connecticut Series. Dividends by the Series that qualify as exempt-interest dividends for Federal income tax purposes are not subject to the Connecticut income tax, imposed on individuals, trusts and estates, to the extent that such dividends are derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing. In the case of shares held as a capital asset, dividends that qualify as capital gain dividends for Federal income tax purposes are not subject to the Connecticut income tax to the extent they are derived from Connecticut Municipal Bonds. Dividends derived from other sources are subject to the Connecticut income tax. In the case of a shareholder subject to the Connecticut income tax and required to pay the Federal alternative minimum tax, the portion of exempt-interest dividends paid by the Series that is derived from income received by the Series as interest from Connecticut Municipal Bonds or obligations the interest with respect to which Connecticut is prohibited by Federal law from taxing is not subject to the net Connecticut minimum tax even if treated as a preference item for purposes of the Federal alternative minimum tax.

     Dividends qualifying as exempt-interest dividends or capital gain dividends for Federal income tax purposes that are distributed by the Series to entities subject to the Connecticut corporation business tax are not exempt from that tax.

     The shares of the Series are not subject to property taxation by the State of Connecticut or its political subdivisions.

     Florida Series. Dividends or distributions by the Series to a Florida individual resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.

     The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Florida Series’ shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Series’ portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax.

     Dividends qualifying as exempt-interest dividends for Federal income tax purposes as well as other Federally taxable dividends and distributions that are distributed by the Series to entities taxed as corporations under Florida law may not be exempt from the Florida corporate income tax.

     Maryland Series. Dividends and distributions by the Series to a Maryland resident (including individuals, corporations, estates or trusts who are subject to Maryland state and local income tax) will not be subject to income tax in Maryland to the extent that such dividends or distributions (a) qualify, for Federal income tax purposes, as exempt-interest dividends of a regulated investment company and are attributable to (i) interest on Maryland Municipal Bonds or (ii) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (b) are attributable to gain realized by the Series from the sale or exchange of Maryland Municipal Bonds or obligations of the United States or an authority, commission or instrumentality thereof. To the extent that distributions by the Series are attributable to sources other than those described above, such as (x) interest on obligations issued by states other than Maryland or (y) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Series shares will be subject to Maryland taxation.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Series to purchase or carry shares of the Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     If the Series fails to qualify as a regulated investment company, the Series would be subject to corporate Maryland income tax and distributions generally would be taxable as ordinary income to the shareholders.

Individuals will not be subject to personal property tax on their shares of the Maryland Series.

     Massachusetts Series. Dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent that the dividends are attributable to income received by the Series from Massachusetts Municipal Bonds or direct U.S. Government obligations, and are properly designated as such. Distributions of capital gain dividends by the Series to a Massachusetts resident are not subject to the Massachusetts personal income tax to the extent such distributions are attributable to gain from the sale of certain Massachusetts Municipal Bonds the gain from which is exempt from the Massachusetts personal income tax, and the distributions are properly designated as such. Dividends or distributions by the Series to a Massachusetts resident that are attributable to most other sources are subject to the Massachusetts personal income tax. In addition, distributions from the Series may be included in the net income measure of the corporate excise tax for corporate shareholders who are subject to the Massachusetts corporate excise tax. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Series.

     The shares of the Series are not subject to property taxation by Massachusetts or its political subdivisions.

     Michigan Series. Dividends by the Series to a Michigan resident individual are not subject to the Michigan personal income tax to the extent that the dividends are attributable to income received by the Series as interest from the Series’ investment in Michigan Municipal Bonds, obligations of U.S. possessions, as well as direct U.S. Government obligations.

     For Michigan personal income tax purposes, the proportionate share of dividends from the Series’ net investment income from other than Michigan Municipal Bonds and from distributions from any short-term or long-term capital gains will be included in Michigan taxable income. Additionally, for Michigan personal income tax purposes, any gain or loss realized when the shareholder sells or exchanges Series’ shares will be included in Michigan taxable income.

     Persons engaging in business activities in Michigan may be subject to the Michigan Single Business Tax and should consult their tax advisers with respect to the application of such tax in connection with an investment in the Series.

Minnesota Series. Dividends paid by the Series to a Minnesota resident are not subject to the

Minnesota personal income tax to the extent that the dividends are attributable to income received by the

Series as interest from Minnesota Municipal Bonds, provided such attributable dividends represent 95% or more of the exempt-interest dividends that are paid by the Series. Moreover, dividends paid by the Series to a Minnesota resident are not subject to the Minnesota personal income tax to the extent that the dividends are attributable to income received by the Series as interest from a Series’ investment in direct U.S. Government obligations. Dividends and distributions by the Series to a Minnesota resident that are attributable to most other sources are subject to the Minnesota personal income tax. Dividends and distributions from the Series will be included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income (franchise) taxes. In addition, dividends attributable to interest received by the Series that is a preference item for Federal income tax purposes, whether or not such interest is from a Minnesota Municipal Bond, may be subject to the Minnesota alternative minimum tax.

     The shares of the Series are not subject to property taxation by Minnesota or its political subdivisions.

     North Carolina Series. Dividends paid by the Series to a North Carolina resident that are attributable to interest on North Carolina Municipal Bonds or direct U.S. Government obligations are not subject to the North Carolina income tax. Dividends or distributions attributable to gain realized by the Series from the sale or exchange of certain North Carolina Municipal Bonds issued before July 1, 1995 will not be included in the North Carolina taxable income of a resident individual, trust or estate. Other dividends or distributions which are attributable to net realized securities gains and most other sources are subject to the North Carolina income tax at the applicable rate. Gain realized by a North Carolina resident shareholder from the sale or exchange of an interest held in the North Carolina Series also will be subject to the North Carolina income tax at the applicable rate.

     The North Carolina intangibles tax previously imposed upon certain intangible personal property was repealed, as of January 1, 1995. Accordingly, shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

     To the extent that dividends or distributions from the North Carolina Series increase the surplus of a corporate shareholder required to file a North Carolina franchise tax return, such increase in the surplus will be subject to the North Carolina franchise tax.

     Ohio Series. Dividends paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, are not subject to Ohio state and local income taxes or the net income basis of the Ohio Corporation Franchise Tax to the extent that such dividends are attributable to income received by the Series as interest from Ohio Municipal Bonds and direct obligations of the United States, certain Federal agencies and certain U.S. territories. Dividends or distributions paid by the Series to an Ohio resident, or to a corporation subject to the Ohio Corporation Franchise Tax, that are attributable to most other sources are subject to Ohio state and local income taxes and are includible in the net income basis of the Ohio Corporation Franchise Tax. The shares of the Series are not subject to property taxation by the State of Ohio or its political subdivisions, except when held by a “dealer in intangibles” (generally, a person in the lending or brokerage business), a decedent’s estate, an Ohio insurance company, or a corporation (other than certain holding companies) taxed on the net worth basis of the Ohio Corporation Franchise Tax.

     Pennsylvania Series. Dividends paid by the Series will not be subject to the Pennsylvania personal income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions. Dividends by the Series will not be subject to the Philadelphia School District investment income tax to the extent that the dividends are attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. obligations, including obligations issued by U.S. possessions. Dividends or distributions by the Series to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Dividends paid by the Series which are considered “exempt-interest dividends” for Federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax, but other dividends or distributions paid by the Series may be subject to that tax. An additional deduction from Pennsylvania taxable income is permitted for dividends or distributions paid by the Series attributable to interest received by the Series from its investments in Pennsylvania Municipal Bonds and U.S. Government obligations to the extent included in Federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the Federal income tax return that would not have been allowed under the Code if the interest were exempt from Federal income tax. Series shares are considered exempt assets (with a pro rata exclusion based on the value of the Series attributable to its investments in Pennsylvania Municipal Bonds and U.S. Government obligations, including obligations issued by U.S. possessions) for purposes of determining a corporation’s capital stock value subject to the Pennsylvania Capital Stock/Franchise Tax.

     Texas Series. All dividends and distributions by the Series to Texas resident individuals are not subject to taxation by Texas. The earned surplus component of the Texas corporate franchise tax is applicable only to the extent that it exceeds the taxable capital component of the franchise tax. For Texas franchise tax purposes, earned surplus is computed by reference to Federal taxable income. Thus, any amounts subject to Federal income tax that are payable by the Series to corporations doing business in or incorporated in Texas generally will be included in the earned surplus component of the Texas franchise tax, to the extent such earned surplus is apportioned to Texas. Dividends and other distributions not subject to Federal income tax generally will be excluded from the calculation of the earned surplus component of the franchise tax.

The shares of the Series are not subject to property taxation by Texas or its political subdivisions.

     Virginia Series. Subject to the provisions discussed below, dividends paid to shareholders and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from Virginia taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will be exempt from Virginia income tax. Dividends paid to shareholders by the Series and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from Virginia income tax. To the extent any portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to Virginia income tax even though it may be excludable from gross income for Federal income tax purposes.

     Generally, dividends distributed to shareholders by the Series and derived from capital gains will be taxable to the shareholders. To the extent any portion of the dividends are derived from taxable interest for Virginia purposes or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Series will flow through to its shareholders regardless of how long the shareholders have held their shares. Capital gains distributed to shareholders derived from Virginia obligations issued pursuant to special Virginia enabling legislation that provides a specific exemption for such gains will be exempt from Virginia income tax. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Virginia income tax purposes.

     As a regulated investment company, the Series may distribute dividends that are exempt from Virginia income tax to its shareholders if the Series satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Series fails to qualify, no part of its dividends will be exempt from Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy, however, of allowing shareholders to exclude from Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Series receives taxable income, the Series must determine the portion of income that is exempt from Virginia income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from Virginia taxable income the exempt portion of the distribution from the Series.

PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund’s portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager’s opinion that the receipt and study of such services should not reduce the overall expenses of its research department.

     There were no transactions during the fiscal year ended April 30, 2004 in newly issued debt instruments in fixed price public offerings directed to an underwriter or underwriters in consideration of, among other things, research services.

INFORMATION ABOUT THE FUND AND SERIES

     Each Series share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust (the “Trust Agreement”) disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from a Series’ property for all losses and expenses of any shareholder held personally liable for the obligations of the Series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Series itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Series, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Series. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Series.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of eleven Series of shares. All consideration received by the Fund for shares of one of the Series, and all assets in which such consideration is invested, will belong to that Series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Series would be treated separately from those of the other Series. The Fund has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of any investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of such rule.

     Each Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Series’ performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for a Series’ shares by any person or group if, in the judgment of the Fund’s management, the Series would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Series receives or anticipates receiving simultaneous orders that may significantly affect the Series. If an exchange request is refused, the Fund will take no other action with respect to the Series shares until it receives further instructions from the investor. While the Fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Series, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

     To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

The Fund sends annual and semi-annual financial statements to all its shareholders.

     The Manager’s legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $23 billion in tax exempt assets.

     As of August 9, 2004, the following persons owned of record 5% or more of the indicated Series’ outstanding shares of beneficial interest:

     Connecticut Series – (Class A): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, Jacksonville, FL – 6.43%; Peoples Securities, Inc., 40 Quality Street, Trumbull, CT –6.43%; Citigroup Global Markets , Inc., 333 West 34th Street, New York, NY – 6.21%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL –11.69%; Pershing LLC, Jersey City, NJ – 11.65%; National Financial Services, 82 Devonshire Street, Boston, MA – 10.25%; Peoples Securities, Inc., 40 Quality Street, Trumbull, CT – 8.11%; U.S. Clearing Corporation, 26 Broadway, New York, NY – 7.48%; FISERV Securities, Inc., 2005 Market Street, Philadelphia, PA –5.89%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL –17.84%; Pershing LLC, Jersey City, NJ – 11.92%; Pershing LLC, Jersey City, NJ – 10.41%.

Florida Series – (Class A): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY

– 16.45%; National Financial Services, 82 Devonshire Street, Boston, MA – 9.20%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 5.14%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 25.33%; Pershing LLC,

Jersey City, NJ – 12.74%; Citigroup Global Markets, Inc., 333 West 34th Street, New York, NY – 7.29%; National Financial Services, 82 Devonshire Street, Boston, MA. – 5.13%; (Class C): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 25.05%; Pershing LLC, Jersey City, NJ – 23.39%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 12.58%.

     Maryland Series – (Class A): National Financial Services, 82 Devonshire Street, Boston, MA –17.69%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 8.63%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 6.63%; Legg Mason Wood Walker Inc., 100 Light Street, Baltimore, MD – 5.40%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 15.97%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 12.89%; Pershing LLC, Jersey City, NJ – 8.80%; National Financial Services, 82 Devonshire Street, Boston, MA – 6.78%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 36.47%; Legg Mason Wood Walker Inc., 100 Light Street, Baltimore, MD – 15.37%, First Clearing, LLC, Glen Allen, VA – 11.77%.

     Massachusetts Series – (Class A): National Financial Services, 82 Devonshire Street, Boston, MA – 7.57%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 7.45%; (Class B): FISERV Securities, Inc., 2005 Market Street, Philadelphia, PA – 16.27%; National Financial Services, 82 Devonshire Street, Boston, MA – 12.69%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 12.40%; U.S. Clearing Corporation, 26 Broadway, New York, NY – 6.62%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 6.22%; Pershing LLC, Jersey City, NJ –5.71%; (Class C): FISERV Securities, Inc., 1 Citizen Plaza, Providence, RI – 29.00%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 12.75%; Kaye L. Cossette, Sturbridge, MA – 9.41%; American Enterprise Investment Services, P.O. Box 9446, Minneapolis, MN – 6.58%; Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, NY – 5.24%.

     Michigan Series – (Class A): Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 8.57%; National Financial Services, 201 West Fort Street, Detroit, MI – 6.81%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 32.10%; National Financial Services, 201 W. Fort Street, Detroit, MI – 21.75%; (Class C): National Financial Services, 82 Devonshire Street, Boston, MA – 33.46%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 17.06%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lkae Drive, Jacksonville, FL – 7.28%.

     Minnesota Series – (Class A): Wells Fargo Investments LLC, 608 Second Avenue, Minneapolis, MN – 17.71%; Pershing LLC, Jersey City, NJ – 6.58%; (Class B): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 39.65%; Wells Fargo Investments LLC, 7900 Xerxes Avenue South, Bloomington, MN – 15.38%; Pershing LLC, Jersey City, NJ – 9.71%; National Financial Services, 82 Devonshire Street, Boston, MA – 7.12%; Piper Jaffray, Inc., 800 Nicollet Mall, Minneapolis, MN –6.95%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 53.24%; Wells Fargo Investments LLC, Minneapolis, MN –21.03%; Gordon N. Lolson, Saint Paul, MN – 5.27%.

     North Carolina Series – (Class A): National Financial Services, 82 Devonshire Street, Boston, MA – 14.93%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 11.18%; Pershing LLC, Jersey City, NJ – 5.68%; (Class B): National Financial Services, 110 Mulberry Street, Lenoir, NC – 37.47%; Merrill Lynch Pierce Fenner

& Smith, 4800 Deer Lake Drive, Jacksonville, FL – 9.99%; Pershing LLC, Jersey City, NJ – 9.42%; Davenport & Company LLC, 310 Bridge Street, Smithfield, NC – 5.37%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 63.94%; National Financial Services, 110 Mulberry Street, Lenoir, NC – 6.73%; Wachovia securities, LLC, Denver, NC –5.86%; Raymond James & Associates Inc., 880 Carillon Parkway, St. Petersburgh, FL – 5.13%.

     Ohio Series – (Class A): Pershing LLC, Jersey City, NJ – 21.39%; McDonald Investments Inc., 800 Superior Avenue, Cleveland, OH –7.60%; (Class B): McDonald Investments, Inc., 4900 Tiedeman Road, Brooklyn, OH – 25.64%; FISERV Securities, Inc., 2005, Market Street, Philadelphia, PA – 18.99%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 13.51%; National Financial Services, 82 Devonshire Street, Boston, MA –9.79%; (Class C): National Financial Services, 82 Devonshire Street, Boston, MA – 22.53%; FISERV Securities, 2005 Market Street, Philadelphia, PA – 19.37%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 9.76%; Max Weisbrod & Sylvia Weisbrod JTWROS, Canton, OH – 5.91%; Pershing LLC, Jersey City, NJ – 5.04%.

Pennsylvania Series – (Class A): FISERV Securities, Inc., 2005 Market Street, Philadelphia, PA

– 8.68%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 7.28%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 6.18%; Pershing LLC, Jersey City, NJ –5.07%; (Class B): FISERV Securities, Inc., 2005 Market Street, Philadelphia, PA – 50.18%; Pershing LLC, Jersey City, NJ – 8.28%; National Financial Services, 82 Devonshire Street, Boston, MA – 6.78%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 6.05%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 5.71%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 14.10%; UBS Financial Services Inc. FBO Michelle Monzo, Monroeville, PA – 12.19%; UBS Financial Services Inc. FBO Charlene Monzo, Monroeville, PA 9.40%; Louis Villella & Cheryl Villella, 626 First Fork Road, Sinnemanoning, PA – 7.44 7.70%; UBS Financial Services Inc. FBO Ruth L. Heston, Malvern, PA –7.09%; Pershing LLC, Jersey City, NJ – 5.26%; UBS Financial Services Inc. FBO Sharon A. Stark, Lenhartsville, PA – 5.14%.

     Texas Series – (Class A): Pershing LLC, Jersey City, NJ – 17.26%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 12.04%; National Financial Services, 82 Devonshire Street, Boston, MA – 8.63 9.16%; (Class B): National Financial Services, 8850 Boedeker Street, Dallas, TX – 23.30%; Merrill Lynch Pierce Fenner

& Smith, 4800 Deer Lake Drive, Jacksonville, FL – 16.47%; Pershing LLC, Jersey City, NJ –15.42%; Wells Fargo Investments LLC, 608 Second Avenue South, Minneapolis, MN – 7.61%; Linsco/Private Ledger Corp., 9785 Town Center Drive, San Diego, CA – 5.27%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 68.48%; American Enterprise Investment Services, P.O. Box 9446, Mineapolis, MN 5.58%.

     Virginia Series – (Class A): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA –15.75%; National Financial Services, 82 Devonshire Street, Boston, MA – 9.74%; Citigroup Global Markets Inc., 333 West 34th Street, New York, NY – 7.92%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 7.02%; (Class B): First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 21.70%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 17.26%; National Financial Services, 82 Devonshire Street, Boston, MA – 5.41%; (Class C): Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL – 37.28%; US Clearing Corp., 8405 Greensboro Drive, McLean, VA – 9.52%; First Clearing, LLC, 10750 Wheat First Drive, Glen Allen, VA – 7.58%; Legg Mason Wood Walker

Inc., 100 Light Street, Baltimore, MD – 7.22%; Pershing LLC, Jersey City, NJ – 5.77%; Primevest Financial Services FBO Frederick J. Chaison Trust, 400 First Street, St. Cloud, MN –5.48%.

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund’s Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, serves as independent auditors of the Fund.

APPENDIX A
RISK FACTORS – INVESTING IN STATE MUNICIPAL BONDS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the relevant State available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Connecticut Series	B-52
Florida Series	B-62
Maryland Series	B-73
Massachusetts Series	B-77
Michigan Series	B-98
Minnesota Series	B-104
North Carolina Series	B-114
Ohio Series	B-126
Pennsylvania Series	B-135
Texas Series	B-148
Virginia Series	B-153

Connecticut Series

     Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. It is located on the Northeast coast and is the southernmost of the New England states. More than one-quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years. In April 2000, Connecticut had a population count of over 3.4 million, an increase of 3.6% from the 1990 figure, which was lower that both the regional (5.4%) and national (13.2%) growth rates.

     The State's economic performance is measured by personal income, which has been and is expected to remain among the highest in the nation; gross state product, which demonstrated steadily increasing growth over the national rate during the mid and late 1990s; and employment, which has risen above the levels experienced in the early 1990s alongside an unemployment rate that has remained lower than the regional and national rates.

     Personal Income and Gross State Product. The State's economic vitality is evidenced in the rate of growth of its per capita income and gross state product. Historically, the State has had one of the highest per capita income rates as well as one of the strongest gross state products. Per capita personal income for Connecticut residents in 2002 was $42,823, 138.9% of the national average. Although the State's growth rate slowed in the early 1990s, the growth rate has since improved and remains higher than those figures. In 2001, the State's output was concentrated in three areas: finance (31.0%), services (21.5%) and manufacturing (14.6%), which contributed two-thirds of the State's total output.

     Employment. Approximately 60% of total personal income is derived from wages and salaries earned by workers classified in the non-agricultural employment sector. The State's non-agricultural employment reached its decade-long high in the first quarter of 1989 with 1,675,900 persons employed, but began declining in the early 1990s. It was not until 1994 that the State's economy started to gain momentum and it has steadily improved in each successive year since, adding tens of thousands of new workers annually. During 2000, non-agricultural employment surpassed the 1989 peak with a total employment of 1,697,600. Total non-agricultural employment declined in 2001 as the economy softened beginning with the first quarter of 2001. In 2002, the largest sectors of non-agricultural employment were services (38.96%), trade (18.47%) and manufacturing (12.76%) .

     After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown during the recession in the early 1990s. The State's unemployment rate rose to a high of 6.3% in 1993, which was below the regional average (6.8%) and the national average (6.9%) . Since then, it has generally declined and has mostly remained below the regional and national averages. For the first six months of 2003, the State's unemployment rate of 5.0% was below the regional rate of 5.1% and the national rate of 6.0% .

     Manufacturing. The manufacturing industry, despite its continuing downward trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2002, based on the level of personal income derived from this sector, Connecticut ranks thirteenth in the nation for its dependency on manufacturing. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 212,930 in 2002, after a rebound to 247,870 in 1998. The total number of manufacturing jobs dropped 48,610, or 18.6%, for the ten-year period since 1993.

     Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services, and thus the general economy, more stable. Over the past several decades, the State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 87% in 2002. This trend has decreased the State's dependence on manufacturing, and over the last ten years there were over 185,700 new non-manufacturing jobs created. This sector has more than compensated for the loss of manufacturing jobs, fueling the recovery in non-agricultural employment since 1993.

     Resignation of Governor. On June 21, 2004, Governor John G. Rowland announced his resignation, effective July 1, 2004. Under the State Constitution, when Governor Rowland's resignation took effect the Lieutenant-Governor, M. Jodi Rell, became Governor of the State and will retain that position until a governor is chosen at the next regular election. The Lieutenant-Governor is a member of the same party as the Governor and was elected to her position with the Governor at the last regular election.

State Finances

     The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenses. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the legislature, which has not yet occurred. In the interim, the legislature has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

     General Fund. The State finances most of its operations through its General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

     Fiscal 2003 and 2004 Adopted Revenues. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous taxes, receipts, fees, transfers and unrestricted Federal grants account for most of the other General Fund revenue. The State expected to derive approximately 71% and 72% of its General Fund revenues from taxes during Fiscal Years 2003-04 and 2004-05, respectively. Adopted revenues for Fiscal Year 2003-04 totaled approximately $13.3 billion, including approximately $4.48 billion from the personal income tax, $3.1 billion from the sales and use tax, $608 million from the corporate business tax, $1.21 billion from other taxes and $2.56 billion from unrestricted Federal grants. Current estimated revenues for Fiscal Year 2004-05 total approximately $13.83 billion, including approximately $4.8 billion from the personal income tax, $3.27 billion from the sales and use tax, $601.7 million from the corporate business tax, $1.2 billion from other taxes and $2.38 billion from unrestricted Federal grants.

     Fiscal 2004 and 2005 Appropriated Expenditures. State expenditures are categorized for appropriation purposes under ten functional headings: human services; education, libraries and museums; non-functional (debt service and miscellaneous expenditures); health and hospitals; corrections; general government; judicial; regulation and protection of persons and property; conservation and development; and legislative. Appropriated expenditures for Fiscal Year 2003-04 totaled approximately $12.71 billion, including (for the largest headings) approximately $3.77 billion for human services, $2.83 billion for education, libraries and museums, $2.54 billion for non-functional expenditures, $1.26 billion for health and hospitals, and $1.17 billion for corrections. Current estimated expenditures for Fiscal Year 2004-05 total approximately $13.27 billion, including approximately $3.9 billion for human services, $2.85 billion for education, libraries and museums, $2.85 billion for non-functional expenditures, $1.29 billion for health and hospitals, and $1.2 billion for corrections.

     Fiscal Year 2002-2003 Operations. On December 6, 2002, the Governor called for a special session to enact legislation necessary to adjust the State budget to account for certain shortfalls. The Governor's plan called for $200 million in expenditure reductions and $200 million in revenue enhancements for the General Fund. The Governor also initiated the process of laying off almost 3,000 state employees. The special session did not enact legislation to address the budget shortfall. The budget gap continued to widen as the regular session of the legislature was convened in January 2003.

     Per the Comptroller's monthly report for the period ended January 31, 2003, based on the estimate of the Office of Policy and Management ("OPM"), there was an estimated $628.3 million budget deficit for Fiscal Year 2002-03. The deficit was comprised of an estimated $387.6 million revenue shortfall and $240.7 million in higher than anticipated expenditures. The shortfall in revenue was primarily due to lower personal income tax collections, down $421 million, and the sales and use tax, down $81.9 million. These shortfalls were partially offset by higher than anticipated collections under the corporation tax and from Federal grants. The expenditure increases were due primarily to deficiencies in the Department of Social Services and the loss of previously anticipated savings of $94 million in union concessions. On February 28, 2003, the Governor signed into law approximately $485 million in revenue enhancements for Fiscal Year 2002-03 and approximately $108 million in attainable expenditure reductions. In late February 2003, the OPM estimated that the State's projected deficit would be erased and the result would be a surplus of $39.7 million.

     Despite the deficit reduction plan approved by the legislature and Governor, the State ended Fiscal Year 2002-03 with a deficit. In the annual Comptroller's report, as of June 30, 2003, unaudited General Fund revenues were approximately $12.023 million, unaudited General Fund expenditures and miscellaneous adjustments were approximately $12.120 million and the unaudited General Fund deficit for Fiscal Year 2002-03 was approximately $96.8 million. This deficit will be financed with the issuance of five-year Economic Recovery Notes, which were approved for issuance in September 2003. In addition, recently enacted modifications in the State's General Assistance program will result in certain lagged claims for medical services related to changed provisions in the existing program. These retrospective reimbursements claimed by hospitals for inpatient and outpatient services will be incorporated into Fiscal Year 2002-03 deficit financing and are expected to total approximately $25 million.

     Budget for Fiscal Years 2003-2004 and 2004-2005. In August 2003, the Governor signed into law four acts that constituted the budget for Fiscal Years 2003-04 and 2004-05. For Fiscal Year 2003-04, the budget anticipates approximately equal revenues and expenditures of approximately $12.45 billion. For Fiscal Year 2004-05, the budget anticipates approximately equal revenues and expenditures of $12.97 billion. Pursuant to the State Constitution, the budget for Fiscal Year 2003-04 remains $381.2 million below the expenditure cap and for Fiscal Year 2004-05, $115.4 million below the expenditure cap. The budget includes approximately $570 million in net revenue enhancements for Fiscal Year 2003-04 and $550 million for Fiscal Year 2004-05 while reducing expenditures from current services by approximately $715 million and $1.16 billion, respectively.

     The most significant revenue changes include: (1) an increase in the personal income tax by reducing the property tax credit from $500 to $350 and the elimination of the minimum $100 property tax credit for expected revenues of $112.0 million in Fiscal Year 2003-04 and $112.2 million in Fiscal Year 2004-05; (2) repeal of the sales tax on hospital services, newspapers and magazines, and advertising services for a revenue loss of $123.4 million in Fiscal Year 2003-04 and $139.2 million in Fiscal Year 2004-05; (3) the imposition of a 25% surtax on corporations, in addition to other modifications, which are expected to yield $90 million in Fiscal Year 2003-04 and $68 million in Fiscal Year 2004-05; (4) the imposition of a temporary estate tax estimated to raise $55 million in Fiscal Year 2004-05 should the

State fail to receive certain extraordinary Federal assistance; and (5) an increase of $50 million in each year of the biennium in revenue resulting from a decrease in funds that will be set aside for grants paid to municipalities under the Mashantucket Pequot and Mohegan grant.

     The budget also anticipates several one-time revenue transfers, the most significant of which are as follows: (1) $250.1 million in additional Federal revenue in Fiscal Year 2003-04 due to the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003; (2) $144.0 million in Fiscal Year 2003-04 from a securitization of a portion of the Energy Conservation and Load Management Fund; (3) $300 million in Fiscal Year 2004-05 that may come from the securitization of a portion of tobacco related revenue from the Master Settlement Agreement with states; and (4) $25 million in each year of the biennium from a securitization of a portion of the Clean Energy Fund.

     The most significant expenditure reductions from current services include: (1) savings of $153.3 million in Fiscal Year 2003-04 and $140.4 million in Fiscal Year 2004-05 due to an early retirement incentive program; (2) savings of $124.4 million in Fiscal Year 2003-04 and $144.1 million in Fiscal Year 2004-05 due to the layoff of approximately 2,000 General Fund employees; (3) modifications to the Education Cost Sharing Grant, resulting in savings of $68.3 million in Fiscal Year 2003-04 and $135.3 million in Fiscal Year 2004-05; (4) savings of $67.3 million and $109.8 million, respectively, in Fiscal Year 2003-04 and Fiscal Year 2004-05, from the elimination of rate increases for certain medical providers; and (5) the removal of funding for unsettled collective bargaining contracts of $58.3 million in Fiscal Year 2003-04 and $117.1 million in Fiscal Year 2004-05.

     Fiscal Year 2003-2004 Operations. As of April 30, 2004, General Fund revenues were estimated at $12.71 billion, General Fund expenditures and miscellaneous adjustments were estimated at $ 12.71 billion and the General Fund balance for Fiscal Year 2003-04 was estimated to have a surplus of $0.9 million. The increase in revenue was primarily due to higher personal income tax collections, up $384.1 million. Offsetting this increase was a revenue shortfall of $113 million in the corporation tax along with other miscellaneous revenue changes which account for shortfalls of $16.6 million. The General Fund balance for Fiscal Year 2003-04 was estimated to have a surplus of $ 51.9 million after the use of revenues, instead of borrowed funds, to pay certain reimbursements.

     Midterm Budget Adjustments for 2003-2004 and 2004-2005. On May 6, 2004, the legislature passed a series of midterm budget adjustments. At that time the legislature was projecting a Fiscal Year 2003-04 gross surplus of $328.2 million. Of this amount the budget adjustments increased appropriations by $234.9 million in Fiscal Year 2003-04, of which $90.5 million is for Fiscal Year 2003-04 deficiencies and $112.4 million is for appropriations carried forward to fund Fiscal Year 2004-05 expenditures. Additionally, $125.3 million was transferred to Fiscal Year 2004-05 revenue. The revised Fiscal Year 2004-05 budget is $129.5 million under the spending cap and is expected to be in surplus of $0.3 million.

     Other significant revenue adjustments for Fiscal Year 2004-05 included a one-time acceleration of the liquidation of escheated property for an additional $50 million and securitization of future unclaimed property revenue for an additional $40 million. The maximum property credit against the state personal income tax also was raised from $350 to $500. It is anticipated that this change will result in a General Fund revenue loss of $105 million in Fiscal Year 2005-06 and subsequent years. These actions, together with an improving budget situation, have eliminated a proposed $300 million securitization of future proceeds from the State's tobacco settlement.

     On the expenditure side, the midterm adjustments provided $259.1 million in additional appropriations for Fiscal Year 2004-05. Significant changes include an increase of $40 million in aid to municipalities for education and an additional $43.5 million for increased health services costs for retired employees. Other notable changes include an elimination of $55 million in required lapses; a reduction in savings expected from the early retirement incentive program of $29.7 million; Medicaid provider rate increases of $12.9 million; restoration of certain pension benefits of $17.7 million; and expansion of funding for priority school districts of $18.7 million.

State Indebtedness

     The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the questions of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

     Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

     Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

     As of June 15, 2004, the State had direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the General Fund of approximately $9.8 billion.

     The following table sets forth the total debt service on all outstanding long-term direct general obligation debt, as of June 15, 2004. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service

2004-05	1,294,130,133
2005-06	1,225,464,614
2006-07	1,190,384,155
2007-08	1,169,117,163
2008-09	1,099,308,685
2009-10	1,064,602,145
2010-11	938,042,615
2011-12	823,144,947
2012-13	707,515,906
2013-14	635,034,986
2014-15	556,629,460
2015-16	496,365,009
2016-17	476,690,613
2017-2031	1,746,251,772

     The legislature has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts. As of December 16, 2003, the amount of bonds authorized but unissued was approximately $1.13 billion. The legislature also authorized the issues of five -year economic recovery notes to finance the 2002-03 deficit and certain lagged claims for medical services and approved $509.1 million other general obligation bond authorizations which take effect in Fiscal Year 2003-04 and $27.1 million general obligation bond authorizations which take effect in Fiscal Year 2004-05. In addition, prior general obligation bond authorizations, which take effect in Fiscal Year 2003-04 total $598 million and in Fiscal Year 2004-05 total $ 100 million.

     Legislation was also enacted to provide for an increase in general obligation bond authorizations of $138.7 million for Fiscal Year 2003-04 and $1.17 million for Fiscal Year 2004-05. The legislation also included a reduction or cancellation of existing bond authorizations of $199.3 million for Fiscal Year 2004-05, for a net increase in existing general obligation bond authorizations of $970.1 million.

     Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds.

     Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, transit and aeronautics facilities; and the highway safety program and other programs administered by the Department of Transportation.

     The cost of the infrastructure program for Fiscal Years 1985-2008, which is to be met from Federal, State and local funds, is currently estimated at $17.6 billion. During Fiscal Years 1985-2004, $14.8 billion was approved, with the remaining $2.8 billion required for Fiscal Years 2004-08. The remaining $2.8 billion is comprised of $663.2 million from the anticipated issuance of new STO bonds, $49.3 million in anticipated revenues and $2.1 billion in anticipated Federal funds. The State's share of the 1985-2008 program costs, estimated at $6.3 billion, is to be funded from transportation-related taxes, fees and revenues deposited in the STF and from the proceeds of STO bonds.

     In Fiscal Year 2003-04 the legislature authorized $74 million in STO bonds to take effect during Fiscal Year 2003-04 and $149.5 million in STO bonds to take effect during Fiscal Year 2004-05. Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For Fiscal Year 2002-03, the STF paid $17.3 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2003-04 is $13.8 million.

     Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of December 16, 2003, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($252 million, excluding refunded bonds); Clean Water Fund Revenue Bonds ($263.7 million, excluding refunded bonds); Second Injury Fund Revenue Bonds ($111.2 million); and Connecticut Resources Recovery Authority Revenue Bonds ($6.3 million). The State expects to issue approximately $220 million in rate reduction bonds (funding for conservation and land management) in 2004.

     In Fiscal Year 2003-04, the legislature authorized the issuance of approximately $60 million in special obligation bonds payable solely from revenues under the special abandoned property fund. Revenues come from receipts from the disposition of abandoned property.

     Contingent Liability Debt. The legislature has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so.

     The legislature has authorized the Connecticut Health and Educational Facilities Authority to issue up to $100 million special obligation bonds to be secured by a special capital reserve fund to finance equipment acquisitions by hospitals. The legislature also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford.

     Assistance to Municipalities. In March and June 2001, the State adopted legislation to assist the City of Waterbury in financing it budget deficits. The legislation imposed certain financial controls on the City and created a Waterbury Financial Planning and Assistance Board (the "Board"). The City was authorized, subject to approval of the Board and the State Treasurer, to issue bonds for the purpose of funding its budget deficits. Payment of the bonds is serviced through the City's taxing authority. The City was required to direct certain of its tax revenues to a trustee through a tax intercept mechanism for the purpose of servicing the debt on its bonds. The legislation also provides for the establishment of a special capital reserve fund to further secure up to $100 million bonds issued by the City to fund its budget deficits. The State is contingently obligated to restore the special capital reserve fund to its required minimum. The City issued $97.5 million Special Capital Reserve Bonds in April 2002. The Minimum Capital Reserve Requirement is $10.1 million.

     School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. As of June 30, 2003, the State was obligated to various cities, towns and regional districts for $792 million in aggregate installment payments and $235 million in aggregate interest subsidy, for a total of $1.1 billion. Funding for these payments may come from future State direct general obligation bond sales. The State legislature and the

Commissioner of Education have authorized additional grant commitments to be made under this program which could also be funded by general obligation bonds. The Commissioner estimates that these additional grants may be approximately $30 million for installment payment grants and approximately $8 million for interest subsidy grants.

     Legislation enacted in 1997 significantly changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State no longer participates in the payment of debt service on municipal bonds and therefore no longer contributes to the cost of interest incurred by the municipalities. The State now pays the cost of its share of construction projects on a progress payment basis during the construction period. Legislation enacted in 1997 and subsequent years approved additional grant commitments for local school construction projects under the new grant program. As of June 30, 2003 the Commissioner estimates that grant payments under this program will be approximately $2.480 billion. During a special legislative session in September 2003, an additional $468 million in grant commitments were authorized under this program. The amount of grant commitments authorized for the local school construction program has been increasing significantly in recent years. The State has authorized a net increase in school construction grant commitments of $585.1 million which take effect in Fiscal Year 2003-04.

     Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State’s lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2003 the future obligation to lottery prize winners was $488 million.

Pension and Retirement Systems

The State is responsible for funding and maintaining a number of pension and retirement systems, including the State Employees’ Retirement Fund ("SERF"), the Teachers’ Retirement Fund ("TRF"), and other minor retirement programs. As of June 30, 2002, SERF had an actuarial accrual liability of approximately $12.81 billion and assets of approximately $7.89 billion, resulting in an unfunded accrued liability of approximately $4.9 billion. As of June 30, 2002, TRF had an actuarial accrued liability of approximately $15.25 billion and assets of approximately $11.96 billion, resulting in an unfunded accrued liability of approximately $3.29 billion.

Litigation

     The State and its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The cases described below generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

     Sheff v. O'Neill is a superior court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to the plaintiffs' detriment. On March 3, 1999, the court found that the State complied with a 1996 decision of the State Supreme Court directing appropriate remedial measures. The court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. The plaintiffs filed a motion on seeking to have the superior court, once again, monitor the

State's compliance with the State Supreme Court's 1996 decision. A hearing about whether the State is still complying with the Supreme Court's ruling and what order, if any, should be issued was held in April 2002. The superior court was waiting for additional briefs to be filed in December 2002. The parties have since reached a settlement that the legislature and the court have approved. The anticipated cost over current expenditures is $45 million over four years, exclusive of school renovation/construction costs.

     Hospital Tax Cases. In 1999 several hospitals appealed to the superior court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits. The court has decided one suit in favor of the State. The decision was appealed to the Supreme Court, which held in favor of the State in September 2003. The hospitals have indicated they may petition the U.S. Supreme Court on constitutional grounds.

     PTI, Inc. v. Philip Morris et al. The plaintiffs re-import and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain State statutes, including those banning the sale of re-imported cigarettes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys' fees and costs. The court has granted the State's motion to dismiss this case.

     Carr v. Wilson-Coker. The plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs. The parties have filed cross-summary judgments motions, which are currently pending.

     Doe v. State. An action brought in October 2000 on behalf of all juveniles who have been strip-searched at the State's juvenile detention centers. The plaintiffs claim that the blanket policy of strip-searching all juveniles upon arrival at the detention centers is unconstitutional. The plaintiffs seek damages, declaratory and injunctive relief, plus attorneys' fees and costs. On September 27, 2002, the district court entered judgment for the defendants after trial. Class certification was denied at the same time. The plaintiffs have appealed both the judgment and the denial of class certification.

     Foreman v. State. An action brought in January 2001 challenging the policy and/or practice of strip-searching all adult inmates arriving at correctional centers. The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys' fees and costs.

     Association for Retarded Citizens of Connecticut, Inc. v. O'Meara. This action was brought in October 2001 alleging that the State's Department of Mental Retardation (the "DMR") is in violation of applicable Medicaid law and the Americans with Disabilities Act, along with other Federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid-eligible persons. The suit also alleges that the DMR's placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates Federal law. The case seeks mandatory injunctive relief, attorneys' fees and costs. The district court recently granted the plaintiff's motion for class certification and discovery is proceeding.

     Indian Tribes. Several suits have been filed since 1977 in Federal district court and State superior court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to disputed land generally located in Bridgeport, Trumbull and Orange rather than specific monetary damages. Some of these suits have been settled or dismissed. The plaintiff in the remaining suits is the alleged Golden Hill Paugussett Tribe . In June 2004, the Federal Bureau of Indian Affairs (the "FBIA") denied them Federal recognition. It is possible that other such land claims could be brought by other Indian groups. In June 2002, FBIA issued a final determination granting Federal recognition to the Historic Eastern Pequot tribe. The State has appealed that decision to the Federal Court of Appeals. If Federal recognition is upheld, the tribe could institute land claims against the State or others. The FBIA did grant Federal recognition to the Schaghticoke Tribal Nation in February 2004, but the State is not party to that action.

     Seymour v. Region One Board of Education. The plaintiff property owners in the town of Canaan claim that a section of the Connecticut General Statutes, which sets out the cost allocation formula for towns comprising regional school districts, denies Canaan taxpayers equal protection because Canaan is one of the poorest towns in the district. Since all towns in the district pay the same per pupil charge, the plaintiffs allege that they must bear an inequitable tax burden. They seek to enjoin the present statutorily-mandated system to have the court order the regional board to devise a formula more favorable to them. The trial court dismissed the case as nonjusticiable, but the Connecticut Supreme Court reversed and remanded. The trial court dismissed the case once again for lack of standing, and the plaintiffs have appealed that second dismissal. That appeal remains pending.

     State Employees Bargaining Agent Coalition v. Rowland. This case is in Federal district court. A purported class of laid off State employees have sued the Governor and the Secretary of the OPM alleging that they were laid off in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants have moved to dismiss the action, and that motion is currently pending.

     Rabin v. Wilson-Coker. The case involves a purported class action filed in United States district court in which plaintiffs assert that the Commissioner of Social Services (the "Commissioner") violated Federal law by implementing a public act that limits eligibility for Medicaid benefits under Connecticut's Husky A for families coverage program. Plaintiffs claim that the Commissioner provided defective notices, that they were denied due process and that they are entitled to a continuation of benefits. The number of individuals alleged to be affected is approximately 30,000. On March 31, 2003, the court issued a temporary restraining order enjoining the Commissioner from terminating the plaintiffs' continued receipt of Medicaid benefits unless and until they are given notice that complies with applicable law. On May 29, 2003, the court denied the plaintiffs' motion for a preliminary injunction and entered summary judgment for the State. The plaintiffs appealed to the Court of Appeals for the Second Circuit, which issued an injunctive stay preventing the Commissioner from terminating the plaintiffs' continued receipt of Medicaid benefits. The Court of Appeals heard arguments on the merit of the case on August 4, 2003 and reversed the trial court's decision and ordered the entry of a judgment for the plaintiffs that required the State to provide the Medicaid benefits at issue to those plaintiffs whose benefits had been discontinued because the State's new eligibility provisions had made them ineligible. The State has filed a motion for rehearing in this matter, which remains pending.

     Miscellaneous. On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the

Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations. In April 2000, former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former Treasurer, Treasurer Denise L. Nappier proposed, and the legislature passed, legislation which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

Florida Series

     Juan Ponce de Leon made the first recorded landing in the State in 1513 and subsequently claimed the territory for Spain. The Spaniards founded the first permanent settlement, St. Augustine, in 1565. The State was acquired by the United States from Spain in 1821, became a territory of the United States in 1822, and was admitted to statehood in 1845 as the 27th state. The State is the 26th largest state with land area of 54,252 square miles and a water area of 4,308 square miles, with tidal shoreline in excess of 2,200 miles.

     As of April 1, 2003, Florida ranked as the fourth most populous state, with a population of 17.07 million. From 1993 to 2003, the U.S. population increased about 1% annually, while Florida's population averaged a 2.2% annual increase, with a majority of that increase due to migration to the State. During the 1990's, the elderly population (aged 65 or older) grew by 19.2% and constituted 17.6% of the State's total population on April 1, 2000. The working age population (18-64) grew by approximately 20.1% from 1990-2000, representing 53.8% of the total population in 2000. Growth in this age group is projected at 5.8% between 2000 and 2010, to become 47.9% of the total population by 2010.

     During the latter half of the twentieth century growth in the Gross State Product (the "GSP") outpaced both the Southeast and the nation. During the same period, the manufacturing base of the State's economy declined and the service and trade bases increased. In 2003, services constituted 47.9% of the State's total non-farm jobs, compared to 42.9% in 1998. The total number of non-farm jobs increased 6.7% while jobs in the services sector increased 11.6% over the same five-year period. The 1990's also saw Florida become a leader in high-tech industrial employment, ranking first in the Southeast and fifth in the nation by 1999, with the number of high-tech jobs increasing nearly 36% over that decade. High-tech exports accounted for 29% of Florida's export sales in 2002. The State's total international merchandise trade totaled $70.14 billion in 2002, with exports declining by 6.6% compared to 5.2% nationally and imports increasing by 4% compared to 1.9% for the nation.

     Private industry accounted for 88.5% of the State's 2001 GSP. Services constituted the largest sector of the GSP, with health services and business services contributing the most within the industry (27.1% and 26.5%, respectively). The second largest sector of the 2001 GSP was finance, insurance and real estate ("FIRE"). Real estate was by far the largest industry, accounting for 65.4% of the FIRE portion of 2001 GSP, followed by depository institutions, which accounted for 11.3% . In 2001, agriculture, forestry and fishing constituted only about 1.9% of GSP.

     Tourism is not treated as a separate industry sector, but remains an important aspect of the Florida economy. Its financial impact is reflected in a broad range of market sectors, such as transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, admissions and gift shops. According to State estimates, approximately 75.6 million people visited the State in 2003, a 2.4% increase over 2002. In 2001, hotels and lodging contributed 5.2% of the services component of the GSP, and amusement and recreation contributed 5.4%.

     State Retirement System. The Florida Retirement System ("FRS") provides retirement, disability and death benefits for participating public employees. The FRS is a cost-sharing, multiple employer pension plan. There are two primary programs: FRS Defined Benefit Program and Public Employee Optional Retirement Program (FRS Investment Plan). In addition to these two primary, integrated programs there are non-integrated plan alternatives available. As of June 30, 2003, there were 840 participating employers, and 895,481 individual participants.

     The Florida Retirement System Trust Funds are invested by the State Board of Administration. The assumed rate of investment return for Fiscal Year 2002-03 was 8.0%, with actual return calculated on the basis of fair value which was 2.7% . As of June 30, 2003, the FRS Trust Funds were valued at $90.3 billion (market value).

     The State contributed to the FRS as part of a cost-sharing, multiple-employer public-employee defined benefit pension plan. For Fiscal Year 2002-03, the State's total covered payroll amounted to over $5 billion with actual and required employer contributions totaling $371.7 million (7.43%) . The State's contribution to the FRS for Fiscal Years 2000-01 and 2001-02 were $540.3 million and $442.7 million, respectively. These amounts were also equal to the required contributions for each year. Covered payroll refers to all compensation paid by the State to active employees covered by the FRS on which contributions to the defined benefit pension plan are based. The State's contributions represented 20.63% of the total contributions required of all participating employers.

     Economic Outlook. Florida's economy grew in Fiscal Year 2002-03, but at a slower rate than might be expected in a period of economic recovery. Compared to the rest of the nation, however, Florida performed relatively better. While the U.S. experienced a decline in non-farm employment in Fiscal Year 2002-03, Florida posted positive growth and had a lower unemployment rate and stronger income growth rate. Florida has remained top ranked in the nation in total job growth and has the fastest job growth rate among the ten most populous states. Florida's non-farm employment growth increased 1.1% in Fiscal Year 2002-03, adding 81,600 jobs, led by gains in the construction, financial, government and services industries. With the strengthening economy, non-farm employment is anticipated to add 113,000 jobs in Fiscal Year 2003-04, pushing wages and salaries to rise 5.3% . The unemployment rate is anticipated to slightly decline from 5.36% to 5.2% from 2003 to 2004.

     Another major element of Florida's economy is the construction sector. Because of low interest rates, housing starts spiked in Fiscal Year 2002-03. The strong performance of the housing market is expected to peak in Fiscal Year 2003-04. Total construction employment, which added 6,800 jobs in Fiscal Year 2002-03, is anticipated to create 13,400 more jobs in Fiscal Year 2003-04. Total residential construction expenditures increased 18.6% in Fiscal Year 2002-03 and are projected to rise 8.9% in Fiscal Year 2003-04.

     Population has been a major source of increased economic activity in Florida, growing by 381,000 in Fiscal Year 2002-03. An estimated 369,000 will be added to the State's population in Fiscal Year 2003-04. Over the next ten years, population growth is estimated to reach 3.3 million. This projected growth in population will continue to fuel the State's economic expansion. Although long-term economic growth is projected to be slower than previously anticipated, Florida's economic fundamentals remain strong. Such strength should provide impetus for the State's economy to achieve more sustained growth.

State Finances
Budgeting.

     Recent State Financial Developments. In November 2003, the Revenue Estimating Conference ("REC") revised its forecast for Fiscal Year 2003-04 and Fiscal Year 2004-05. The general revenue collection estimate for Fiscal Year 2003-04 was increased by $541.1 million to $20.9 billion (2.6% more than prior estimates). Fiscal Year 2004-05 general revenue is projected to be $21.6 billion, $703.8 million more than the current fiscal year estimate.

     Total General Revenue Fund and Working Capital Fund combined funds available for Fiscal Year 2003-04 are projected to be $ 2.34 billion, with a year-end projected balance of $2.2 billion (10.3% of current year appropriations). The revised projected year-end balance reflects the increase in the general revenue estimate as off-set by the $310 million appropriation to fund the Scripps Florida Funding Corporation authorized during special session. The estimated balance in the Budget Stabilization Fund is expected to be $966.4 million at the end of the current fiscal year.

     Fiscal Year 2003 Budget. The State is required to annually balance its budget. General revenue appropriations for Fiscal Year 2002-03 totaled approximately $20.7 billion, which was to be funded by estimated general revenue collections of $19.6 billion, $197.3 million in trust fund transfers, $36.1 million from mid-year adjustments to available revenues and $854 million from the Working Capital Fund. Budget Stabilization Fund reserves (totaling $940.9 million) were not used to achieve the current balanced budget.

     Actual general revenue collections for Fiscal Year 2002-03 were $373.8 million more than previous estimates ($19.98 billion for the year). The excess collections were due primarily to documentary stamp taxes and corporate income taxes, which accounted for $112.6 million and $143.1 million of such excess, respectively. General revenue collections for Fiscal Year 2002-03 were $655.7 million (approximately 3.4%) more than collections for the prior fiscal year. The year-end Working Capital Fund balance for Fiscal Year 2002-03 was approximately $678.4 million. The amount in the Budget Stabilization Fund at year-end was $958.9 million.

     As of June 30, 2003, State net assets totaled $43.5 billion. The State governmental funds reported a combined ending fund balance of $12.6 billion.

     Fiscal Year 2004 Budget. For Fiscal Year 2003-04, general revenue spending was budgeted to increase by $566.5 million (2.7% over the prior fiscal year). Budgeted general revenue appropriations for Fiscal Year 2003-04 total approximately $21.3 billion, which was expected to be funded by general revenue collections of approximately $20.1 billion, $713.5 million in trust fund transfers, approximately $200 million in unused appropriations and reversions from the prior fiscal year and $174.8 million resulting from legislative changes in 2003. The State's constitutionally required Budget Stabilization Fund reserve of $958.9 million will not be used to fund the 2003-04 budget.

     The State's revenue forecasting committee met most recently in March 2004 to reevaluate revenue estimates for the General Revenue Fund for Fiscal Years 2003-04 and 2004-05. For Fiscal Year 2003-04, the new revenue forecast was increased by $538.4 million (or 2.6% over the earlier estimate), to $21.4 billion. Fiscal Year 2004-05 general revenue collections are now projected to be $22.1 billion, or 2.6% higher than the previous estimate.

     Total General Revenue Fund and Working Capital Fund combined funds that were available for Fiscal Year 2003-04 were projected to be $23.5 billion, with a year-end projected balance of $2.2 billion, or 10.3% of appropriations. The projected year-end balance reflects the increased general revenue estimate off-set by the $310 million to fund the Scripps Florida Funding Corporation, a $413.4 million budget amendment to reduce Medicaid appropriations, and the Governor's vetoes. The estimated balance in the Budget Stabilization Fund was expected to be $966.4 million at the end of the current fiscal year.

     Fiscal Year 2005 Budget. On May 28, 2004, the Governor singed the General Appropriations Act, setting forth the State's budget for Fiscal Year 2004-05. The Legislature budgeted $24.4 billion of general revenue and $33.6 billion of trust funds, and made supplemental appropriations of approximately $57.7 billion for Fiscal Year 2004-05, or 5.1% ($2.8 billion) more than the 2003-04 budget. The Governor line-item vetoed $349.3 in Legislative appropriations.

     State Revenues. Financial operations of the State are maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. Revenues in the General Revenue Fund which exceed the amount needed for appropriations may be transferred to the Working Capital Fund. State monies are expended pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficits occur in State funds.

     The State Constitution mandates the creation and maintenance of a Budget Stabilization Fund in an amount not less than 5% nor more than 10% of the last complete fiscal year's net revenue collections for the General Revenue Fund. Monies in the Budget Stabilization Fund may be transferred to the General Revenue Fund to offset a deficit therein or to provide emergency funding. Monies in this Fund are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the Budget Stabilization Fund must be restored from general revenues in five equal annual installments, unless the Legislature establishes a different restoration schedule.

     The State budget must be kept in balance from current revenues each fiscal year, and the State may not borrow to fund governmental operations. The State Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

     The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The actual general revenue collections for Fiscal Year 2002-03 were $19.98 billion, 3.4% more than collections for Fiscal Year 2001-02.

     Sales and Use Tax. The largest single source of tax receipts in the State is the sales and use tax. It is a uniform tax upon either the sale of tangible personal property at retail or its use irrespective of where it may have been purchased. The sales tax is 6% of the sales price of tangible property sold at retail in the State, and the use tax is 6% of the cost price of tangible personal property used or stored for use in the State. In addition, local governments may (by referendum) assess a 0.5% or 1% discretionary sales surtax within their county.

     The sales tax is also levied on the following: (1) rental of tangible personal property; (2) rental of transient lodging and non-residential real property; (3) admissions to places of amusement, most sports and recreation events; (4) non-residential utilities (at a 7% rate); and (5) restaurant meals. A number of legislative exemptions exist, and the Legislature may waive the tax from time to time in certain instances.

     Receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law. Sales tax receipts credited to the General Fund for Fiscal Year 2002-03 were $14.5 billion and are estimated at $15.6 billion for Fiscal Year 2003-04 (an increase of 7.6%) , $16.5 billion for Fiscal Year 2004-05 (an increase of 5.9%) and $17.4 billion (an increase of 5.5%) for Fiscal Year 2005-06.

     Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Taxes on motor fuels (gasoline and diesel fuel) include several distinct fuel taxes: (1) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9¢ per gallon; (2) the State excise tax of 4¢ per gallon of motor fuel, with proceeds distributed to local governments; (3) the State Comprehensive Enhanced Transportation System tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (4) aviation fuel, which air carriers may choose to be taxed at 6.9¢ per gallon or 8% of the retail price of fuel, not to be less than 4.4¢ per gallon; and (5) local option motor fuel taxes, which may range between one cent to 12¢ per gallon. Most of the proceeds of the sales tax on motor fuels are deposited into the State Transportation Trust Fund for road maintenance and construction. The 2004 Legislature enacted a measure reducing the sales tax on motor fuels by 8¢ per gallon during the month of August 2004. An appropriation of $58 million was made from the General Revenue Fund to compensate for the revenue reduction.

     Alcoholic Beverage Tax. The State's alcoholic beverage tax is an excise tax on beer, wine and liquor. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, and the Children and Adolescent Substance Abuse Trust Fund receives 9.8%, while the remainder of revenues is deposited into the General Revenue Fund. Receipts from the beverage tax and licenses were $539 million for Fiscal Year 2002-03 and are estimated at $565.7 million for Fiscal Year 2003-04 (an increase of 5.0%), $577.6 million for Fiscal Year 2004-05 (an increase of 2%) and $593.6 for Fiscal Year 2005-06 (an increase of 2.8%).

     Corporate Income Tax. The State collects a tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. The tax is levied at a rate of 5.5% of net corporate income, less a $5,000 exemption. Net income is defined as that share of adjusted Federal income that is apportioned to the State. All receipts of the corporate income tax are credited to the General Revenue Fund. Receipts from this source were $1.2 billion for Fiscal Year 2002-03 and are estimated to be $1.38 billion for Fiscal

Year 2003-04 (an increase of 12.4%). Estimates for Fiscal Year 2004-05 are $1.56 billion (an increase of 13.0%) and $1.74 billion for Fiscal Year 2005-06 (an increase of 11.7%).

     Documentary Stamp Tax. Deeds and other documents relating to realty are taxed upon execution or recording at 70¢ per $100 of consideration. Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed upon issuance or renewal at 35¢ per $100 of face value, or actual value if issued without face value. Documentary stamp tax receipts were $840.9 million for Fiscal Year 2002-03 and are estimated at $ 987 million for Fiscal Year 2003-04 (an increase of 17.4%). Estimates for Fiscal Year 2004-05 are $730 million (a decrease of 26%) and $663.8 million for Fiscal Year 2005-06 (a decrease of 9.1%).

     Intangible Personal Property Tax. This tax is levied on two distinct bases: (1) stocks, bonds, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property are currently taxed at an annual rate of 1 mill; and (2) mortgages and other obligations secured by liens on State realty are taxed with a non-recurring 2 mill tax. Obligations issued by the State or local governmental entities in the State, or by the federal government, are exempt from such taxation.

     The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund. Receipts from this source were $765.4 million for Fiscal Year 2002-03 and are estimated at $765.7 million for Fiscal Year 2003- 04, $626 million for Fiscal Year 2004-05 (a decrease of 18.2%) and $637.7 million for Fiscal Year 2005-06 (an increase of 1.9%).

     Estate Tax. A tax is imposed on decedents' estates for the privilege of transferring property at death. The State Constitution limits the tax on estates of resident decedents to the aggregate amount allowable as a credit against or a deduction from any similar tax levied by the United States or any other state. Thus, the State estate tax on resident decedents does not increase the total tax liability of the estate. Reduction or elimination of the Federal estate tax could reduce the amount of such taxes collected at the State level. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against Federal estate tax for State death taxes paid multiplied by the ratio of the value of the property taxable in the State over the value of the entire gross estate.

     All receipts of the estate tax are credited to the General Revenue Fund. Estate tax receipts were $558.4 million for Fiscal Year 2002-03 and are estimated at $383.8 million for Fiscal Year 2003-04 (a decrease of 31.3%) , $245.5 million for Fiscal Year 2004-05 (a decrease of 36%) and $51.8 million for Fiscal Year 2005-06 (a decrease of 78.9%).

     Gross Receipts Tax. The gross receipts tax is currently imposed at a rate of 2.5% of the gross receipts of providers of electricity, natural gas and telecommunications services. Telecommunications services are subject to a unified Telecommunications Services Tax, a portion of which is collected with the gross receipts tax at revenue-neutral rates. All gross receipts tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. The potential impact of electric utility deregulation on gross receipts tax collections cannot be determined at this time.

     Communications Services Tax. The communications services tax is imposed on retail sales of communications services that originate and terminate in the State, or originate or terminate in the State and are billed to a State address. Communications services include all forms of telecommunications previously taxed by the gross receipts tax plus cable television and direct-to-home satellite service. The communications services tax replaced certain sales and use taxes and gross receipts taxes, at revenue-

neutral rates. Communications services tax receipts are included in sales tax and gross receipts tax collections, as appropriate.

     Other State Taxes. To the extent not pre-exempted to the Federal government, the State levies a one-time excise tax on cigarettes, at rates based on their weight and package quantity, and on other tobacco products at the rate of 25% of the wholesale price. The State also imposes a tax on racing and jai-alai admissions, and on contributions to pari-mutuel pools, or "handle." Tobacco tax receipts were $272.8 million for Fiscal Year 2002-03 and are estimated at $274.5 million for Fiscal Year 2003-04 (an increase of 0.6%), $271.2 million for Fiscal Year 2004-05 (a decrease of 1.2%) and $273.1 million for Fiscal Year 2005-06 (an increase of ..7%). Pari-mutuels tax receipts were $17.1 million for Fiscal Year 2002-03 and are estimated at $22.9 million for Fiscal Year 2003-04 (an increase of

33.9%), $17.3 million for Fiscal Year 2004-05 (a decrease of 24.5%) and $16.4 million for Fiscal Year 2005-06 (a decrease of 5.2%).

     Insurance premiums received by insurers are generally taxed at 1.75% of such receipts, adjusted for return premiums and subject to credits for certain other taxes paid by the insurers. Insurance premium tax receipts were $411.1 million for Fiscal Year 2002-03 and are estimated at $458.7 million for Fiscal Year 2003-04 (an increase of 11.6%) , $505.7 million for Fiscal Year 2004-05 (an increase of 10.2%) and $524.6 million in Fiscal Year 2005-06 (an increase of 3.7%).

     Tobacco Litigation Settlement. As a result of settling litigation by the State against the tobacco industry in 1997, the State expects to receive more than $11 billion over 25 years. Payments are subject to adjustment for various factors, including inflation and tobacco product sales volume. Proceeds of the settlement are expected to be used for children's health care coverage and other health-related services to reimburse the State for medical expenses, for improvements in State efforts to reduce sales of tobacco products to minors, and to promote production of reduced risk tobacco products.

     As of June 30, 2003, the State has received approximately $3.8 billion from the settlement. A portion of the tobacco settlement revenues have been deposited in the Lawton Chiles Endowment Fund to provide a perpetual source of funding for health and human services for children and elders, and for biomedical research activities. As of June 30, 2003, the value of the endowment was approximately $1.52 billion.

     Lottery. In order to provide additional funding for education, the 1987 State Legislature created the Department of the Lottery to operate a State Lottery. Revenues generated by the State Lottery are used to pay prizes, fund the Educational Enhancement Trust Fund and pay for the administrative cost of operating the lottery. As of June 30, 2003, net assets totaled $1.4 billion.

State Indebtedness

     As a general rule, bonds of the State or its agencies are issued by the Division of Bond Finance. The State debt fiscal responsibility policy establishes debt service to revenues as the benchmark debt ratio to estimate future debt capacity, using a target ratio of 6% and a cap of 7%. Total State debt outstanding is separated into net tax-supported debt and self-supporting debt. Net tax-supported debt is repaid by the State from a specified tax revenue source or general appropriation of the State. Self-supporting debt is reasonably expected to be repaid from project revenue or loan repayments. Some, but not all, of State debt is additionally secured by the full faith and credit of the State. As of June 30, 2003 the State had approximately $16.2 billion in net tax-supported debt outstanding and approximately $4.2 billion in self-supporting debt outstanding, for a total of approximately $20.4 billion of outstanding State debt obligations.

     State Full Faith and Credit Debt. The Florida Constitution authorizes the issuance of bonds pledging the full faith and credit of the State to finance or refinance State capital outlay projects upon approval by vote of the electors, provided that the outstanding principal amount may not exceed 50% of total State tax revenues for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.

     All of the State's full faith and credit debt that is outstanding has been issued under separate constitutional authority, which also authorizes the pledge of a dedicated tax or other revenue source as well. Such debt includes bonds for pollution control and abatement and solid waste disposal (operating revenues, assessments); right-of-way acquisition and bridge construction (motor fuel or special fuel taxes); public education capital outlay (gross receipts tax); roads within a county (second gas tax); and school districts or community colleges (motor vehicle license revenues). Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests that must be met prior to issuance.

     State Revenue Bonds. The State Constitution authorizes the issuance of bonds to finance or refinance State capital outlay projects that are payable from funds derived directly from sources other than State tax revenues. Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities and toll roads. The State Constitution specifically authorizes the issuance of bonds to fund student loans; to finance housing; to refund outstanding bonds at a lower net interest cost; and for the purposes of conservation, outdoor recreation, water resource development, restoration of natural systems or historic preservation. Bonds are also outstanding which are payable from documentary stamp tax receipts for conservation and recreation purposes.

     Other Obligations. Although most debt of the State or its agencies is issued through the Division of Bond Finance, there are other entities that issue bonds or incur other long-term obligations that are secured by State revenues. These include the Florida Housing Finance Corporation, the Florida Ports Financing Commission, the Correctional Privatization Commission, the Department of Corrections, the Department of Juvenile Justice, the Department of Children and Families, the Florida Hurricane Catastrophe Fund Finance Corporation, the Inland Protection Financing Corporation and the Investment Fraud Restoration Financing Corporation. The Legislature has also dedicated 2.59% of tobacco tax receipts to be pledged to secure bonds issued by the City of Tampa. The City of Tallahassee has recently issued bonds to finance relocation a school of Florida State University. The State Comptroller has also entered into a consolidated equipment financing program for State agencies, which is subject to annual appropriation.

     In 2000, the Legislature authorized the creation of the Tobacco Settlement Financing Corporation, with the power to issue up to $3 billion in revenue bonds (not to exceed $1.5 billion annually) in order to purchase the State's interest in the tobacco litigation settlement agreement, but no bonds have been approved by the Legislature or issued by the corporation. The Legislature also created the Florida Water Pollution Control Financing Corporation to finance State projects authorized under the Federal Clean Water Act. The principal amount of such bonds that may be issued may not exceed $300 million in any fiscal year.

     Ratings. Florida maintains a high bond rating from Moody's Investor Services (Aa2), Standard and Poor's Ratings Services (AA+) and Fitch, Inc. (AA) on all state general obligation bonds.

Litigation

Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State's financial position.

     Nathan M. Hameroff, M.D., et al. v. Agency for Health Care Administration, et al. This is a class action suit, among other similar suits, wherein the plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund ("PMATF") annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. On February 5, 2001, the trial court ruled the relevant State statute unconstitutional and disallowed further assessments. The Agency for Health Care Administration (the "Agency") successfully appealed. However, during the pending appeal, the plaintiffs returned to court with a new theory and prevailed in an order dated December 20, 2002. Additionally, the court entered an order on January 7, 2003, finding a subclass of plaintiffs to which the PMATF should have never applied. The Agency initially appealed both orders, but subsequently entered into settlement negotiations due to the large exposure and uncertain chance of success. The escrow account established on July 1, 1996, had a balance of approximately $57 million and the plaintiffs agreed to accept this amount as full settlement of the entire claim. In addition, the Agency would receive $5 million from the escrow account as a contribution by the plaintiffs for the Florida Medically Needy Program. The court approved the settlement on July 22, 2003, and class members have been notified. The Agency has received the check for $5 million. The potential refund liability was in excess of $144 million.

     State Contracting and Engineering Corp. v. Florida Department of Transportation, et al. The Florida Department of Transportation ("DOT") used a Value Engineering Change Proposal ("VECP") design submitted by State Contracting and Engineering Corp. ("SCEC") for the construction of a barrier soundwall in Broward County and several subsequent DOT projects. Subsequent to the initial use of the VECP design, SCEC patented the design. SCEC claims that the DOT owes SCEC royalties and compensation for other damages involving the DOT's use of the VECP design on the subsequent projects. After a verdict in factor of the plaintiff, a judgment in the amount of over $9.1 million was issued. The DOT transferred approximately $10.2 million to the court registry to cover the judgment and post-judgment interest. The judgment was appealed and remanded. On October 15, 2003, the litigation was settled as part of a multi-state settlement totaling $8 million and final dismissal was obtained thereafter.

     Riscorp Insurance Company, et al. v. Florida Department of Labor and Employment Security and Mary B. Hooks. The Florida Department of Labor ("DOL") collects assessments on "net premiums collected" and "net premiums written" from carriers of workers' compensation insurance and by self-insurers in the State. Claimants allege that there is no statutory definition of "net premiums" and the DOL does not currently have a rule providing guidance as to how "net premiums" are calculated. Claimants allege that industry standards would allow them to deduct various costs of doing business in calculating "net premiums" and are seeking refunds of approximately $35 million. A final judgment was entered on August 15, 2002, in favor of some of the plaintiffs (Riscorp) in the amount of $22.5 million. The DOL has appealed. On July 25, 2002, a stipulated final judgment was entered in favor of the remaining plaintiffs (Florida Hospitality Mutual Insurance Company ) in the amount of approximately $1.6 million. The DOL has appealed that final order, and the appeals have been consolidated . Oral argument in the consolidated cases began on January 20, 2004.

     Additional claims have been filed for workers' disability and special disability refunds. Some of these claims are in litigation, but are pending the outcome of current appeals; and other claims have not been filed as they are pending the outcome of the current appeals. The amount of potential future claims may approach $130 million.

     U.S. Environmental Protection Agency v. Florida Department of Transportation. The DOT maintains that it is not the owner of contaminated land. The U.S. Environmental Protection Agency (the "EPA") is conducting additional tests at the site for pollution and has asserted a cost recovery claim against the DOT of approximately $25.6 million. The DOT's motion for declaratory judgment on the DOT's ownership of the property was denied and upheld on appeal. The EPA is preparing an amended record of decision. On November 13, 2002, EPA served demand for access to the site. The DOT timely responded to EPA that it has no ownership interest in the site.

     Sarnoff v. Department of Highway Safety and Motor Vehicles. This suit alleges the improper setting of the fee for the motor vehicle inspection program. Plaintiffs challenge the constitutionality of State statutes, which impose a $10.00 fee on the emissions inspection of automobiles in seven of the State's 67 counties. On December 29, 2000, the appellate court reversed the trial court's class certification order, and a rehearing was denied on February 2, 2001. Plaintiffs appealed to the State Supreme Court, and oral argument was held on November 7, 2001. The amount of potential loss to the State had been estimated to be $96-106 million. The decision of the Florida Supreme Court limited the plaintiffs' claims and significantly reduced potential liability. This case was dismissed by the trial court in September 2003, and plaintiffs' motion for rehearing was denied. Plaintiffs filed a notice of appeal on January 20, 2004.

     Rendon v. Florida Department of Transportation, et al. The plaintiffs (persons covered by the Americans with Disabilities Act ("ADA")), in a certified class action suit, seek a declaratory judgment that State statutes violate the ADA in that the surtax charged for a disabled parking permit is illegal. Issues include the right to proceed with refund claims when no one has applied for a refund claim. On November 14, 2001, the trial court granted the plaintiffs' motion for summary judgment. On October 30, 2002, the trial court's decision was reversed and summary judgment was granted in favor of the State. The State was found not to violate the ADA and no refund was required. Rendon petitioned the State Supreme Court seeking jurisdiction, which was denied. Plaintiffs have filed a petition for review to the U.S. Supreme Court. The Attorney General is representing DOT and the Department of Highway Safety and Motor Vehicles. Estimated loss to the State could be in excess of $35 million.

     Pharmaceutical Research and Manufacturers of America v. Rhonda M. Medows & Bob Sharpe (in their official capacities) Agency for Health Care Administration. "Pharma" is challenging the recent Medicaid preferred drug list on constitutional and civil rights grounds. A decision finding for the Agency on all counts was rendered on December 28, 2001. Pharma appealed this case. The federal appellate court upheld the decision in favor of the defendants on September 6, 2002. Pharma filed a petition for a writ of certiorari in the U.S. Supreme Court on December 5, 2002, to which the Agency responded on January 8, 2003. The U.S. Supreme Court denied the petition on May 27, 2003. Although this lawsuit does not claim money damages, the fiscal impact to Medicaid could be as high as $300 million annually on anticipated savings to the pharmacy program if an injunction is rendered against the Agency. With the end of the case, there is no longer any monetary exposure to the Agency.

     St. Paul Surety v. Florida Department of Transportation. This is a pre-suit claim arising out of Cone Constructors, Inc. v. FL Dept. of Transportation. In that case, the DOT terminated Cone Constructors, Inc. ("Cone") on a construction contract involving a portion of the Suncoast Parkway. Cone sued claiming breach of contract and wrongful termination. Subsequent to the initial court filings, the contractor filed for bankruptcy and the DOT was able to settle the dispute with the bankruptcy trustee for a payment of $575,000. However, once Cone was terminated, St. Paul Surety was required to finish the project and did so. It alleged that it has incurred losses on the project, for which it is seeking damages from the DOT. This case has now been settled for $3.75 million.

     Traylor Brothers, Inc. v. Department of Transportation. The DOT contracted with Traylor Brothers to construct a "signature" bascule bridge over the Intercoastal Waterway in Fort Lauderdale. Traylor Brothers has sued the DOT for breach of contract. Discovery has been undertaken by both parties and is ongoing. Potential loss to the State is estimated at $37 million.

     Graves Brothers v. Florida Citrus Commission. Five citrus blenders filed a challenge to the "box tax" of the Florida Citrus Commission. The complaint states that the tax is an illegal imposition upon compelled speech. Plaintiffs obtained a partial summary judgment on March 31, 2003; a declaratory judgment and preliminary injunction were entered by the trial court, both of which were appealed. That appeal is currently pending, and further proceedings in the lower court have been stayed, including the injunctive relief granted by the court. Potential loss to the State is estimated at $12 million.

     Smith & Company, Inc., v. Florida Department of Transportation. This breach of contract suit seeks compensatory damages, return of assessments for late completion, lost future profit allegedly resulting from lost bonding ability, and prejudgment interest on these amounts. The initial stay was lifted on August 15, 2003, and DOT's motion to amend was approved on September 23, 2003. The plaintiff's motion to amend its complaint was also granted a month later. The DOT filed a motion to dismiss the claims in December 2003. The potential loss to the State could approach $50 million.

     ContractPoint Florida Parks, LLC, v. Florida Department of Environmental Protection. This is a suit for breach of contract with the Department of Environmental Protection ("DEP") that would have allowed the plaintiffs to build, manage, and receive income from cabins in eight State parks for thirty years. Plaintiffs sought to begin trial early without discovery, but the DEP filed a motion to abate notice of trial, which is pending. Plaintiff seeks damages of $50-250 million.

     Marilyn Shumaker Gerkin, as guardian for Helen L. Shumaker, et. al. v. Jerry Regier, individually and in his official capacity as the Secretary of the Florida Department of Children and Family Services, and Rhonda M. Medows, individually and in her official capacity as the Secretary of the Agency for Health Care Administration. This is a class action suit brought by the daughter and guardian of a Medicaid recipient alleging that the defendants have not allowed the deductions from income required by Federal law in determining eligibility for a class of Medicaid recipients. The complaint was served on November 21, 2003. The case is still in very early stages and attempts at settlement are being made. Potential loss to the State could approach $35 million.

     Kevin Rabin, Ruth Sinreich and Michael Roberts (formerly Citrix Systems, Inc.) v. Department of Revenue. The Department of Revenue ("DOR") issued a corporate income tax assessment against Citrix Systems, Inc. ("Citrix"). Citrix responded by filing an action in county court contesting the assessment and asserting that Florida sales and use taxes are facially unconstitutional because they impose tax liabilities on transactions involving communication of information or on businesses and individuals who are recipients of information. Citrix and the plaintiffs seek to create a class action asserting that all taxes are a facial violation of their First Amendment rights. Citrix has withdrawn its claims. The trial court granted the DOR's motion to transfer revenue. The remaining plaintiffs have appealed the court's decision. The case is currently in the briefing stage. The potential loss to the State could be in excess of $25 million.

     Prado-Steiman Bush. This case challenges the administration of certain State-supported waivers, and includes individuals already enrolled in the waiver plans and individuals waiting for such services.

The plaintiffs allege violations of the ADA, the Rehabilitation Act, the Social Security Act, regulations promulgated pursuant to these statues and due process violations. After court approval of a settlement agreement, the parties were in compliance until April 2003, when a motion asserting material breach was filed. Plaintiffs seek to set aside the settlement agreement and pursue litigation on the merits of their claim. Defendants have filed a response opposing the motion asserting material breach, and the matter is fully briefed and awaiting action by the court. Should the court determine material breach has occurred, then further discovery would be necessary (likely after pleadings were amended), and the matter would proceed to trial. Estimates of the potential financial impact could approach $337.5 million

Maryland Series

     The State of Maryland has a population of approximately 5.5 million, with employment based largely in services, trade and government. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years, except 1997 and 1998. The unemployment figure for 2003 was 4.5% compared to a national rate for the same period of 6.0%. Total employment increased by 18.1% between 1993 and 2003. The State's personal income per capita was the fourth highest in the nation in 2003, according to the Bureau of Economic Analysis, at 118% of the national average.

     Maryland's economy continued to experience difficulties over the past year, as has the national economy. While the State's economy has slowed, it continues to outperform the national economy in many respects. Through Fiscal Year 2004, budget balance has been attained through one time and short term revenues. However, despite the addition of new revenues, including increases in the State property tax and corporate filing fees, and spending restraints, a significant shortfall exists. Overall economic growth in 2003 is turning out to be slower than originally forecasted. As a result, current economic forecasts show a weaker growth in 2003 and 2004.

State Finances

     The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General Fund revenues on a budgetary basis realized in Fiscal Year 2003 were above estimates by $34.0 million, or 0.4%. The State ended Fiscal Year 2003 with a $122.7 million General Fund balance on a budgetary basis . This balance reflects a $121.5 million increase compared to the balance projected at the time the 2004 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $490.2 million.

     2004 Budget. For Fiscal Year 2004, the total budget is $23.1 billion, a $ 652 million increase over Fiscal Year 2003. The General Fund accounts for approximately $10.3 billion, of which the largest expenditures are for health and education, which together represent almost 74% of expenditures. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

     Reserve funds consist of the Revenue Stabilization Fund and other reserve funds, which together totaled $513.6 million at the end of Fiscal Year 2003. The Revenue Stabilization Fund was

established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of Fiscal Year 2004 project a total reserve balance of $499.7 million, of which $496.7 million is projected to be in the Reserve Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 5.0% of estimated General Fund revenues.

     The Fiscal Year 2004 budget (the "2004 Budget") includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the range of 90%-110% full funding; (ii) $9.4 million for capital projects; (iii) $3.8 billion in aid to local governments; (iv) net General Fund deficiency appropriations of $ 86.4 million for Fiscal Year 2003. As part of the 2004 Budget, the General Assembly authorized various transfers and funding changes that resulted in increased General Fund revenues and decreased General Fund appropriations. The legislation provided for the transfer from the balances of various funds of $ 416.1 million and $375.9 million in Fiscal Years 2003 and 2004, respectively. Fiscal Year 2004 appropriations also included reductions of $60.7 million and revenue increases of $163.0 million.

     The 2004 Budget funds all Fiscal Year 2004 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. This eliminates the need to include any general funds for the payment of debt service on the State's general obligation bonds, resulting in a reduction of $187.0 million in General Fund appropriations from the budget as introduced. This required an increase in the Fiscal Year 2004 State property tax rate, which was set at 13.2 cents per $100 of assessed value, an increase from 8.4 cents. Fiscal Year 2004 debt service is appropriated at $536.8 million. It is estimated that there will be a balance of $44.7 million at June 30, 2004, which will be available for Fiscal Year 2005 debt service requirements.

     When the budget was enacted, it was anticipated that the General Fund balance at June 30, 2004 would be $33.9 million. In addition, the balance in the Revenue Stabilization Fund was estimated to be $500.1 million at June 30, 2004, equal to 5% of General Fund revenues.

     Subsequent Events. The U.S. Congress enacted the Jobs and Growth Tax Relief Reconciliation Act of 2003, which will provide an estimated $333.3 million of additional Federal assistance to Maryland in Fiscal Years 2003-04. This amount was expected to offset the revenues that were vetoed and any potential revenue shortfall in Fiscal Year 2003 and reductions in estimates of Fiscal Year 2004 revenues.

     In planning the Fiscal Year 2005 budget ("2005 Budget") requirements, however, the State estimated a gap in the range of $800 million to $1 billion between projected revenues and current services expenditure levels. The Governor planned expenditure reductions in Fiscal Year 2004 to mitigate the severity of the adjustment that would be needed to balance the 2005 Budget. In anticipation of those reductions, the Governor reserved $655.1 million of Fiscal Year 2004 appropriations, representing approximately 10% of most discretionary spending programs. Since that time, those reserves have been approved and released.

     As part of the 2005 Budget, the General Assembly enacted legislation that authorizes various transfers and funding changes resulting in increased General Fund revenues and decreased General Fund appropriations. The 2004 legislation requires $126.1 million in specific reversions of Fiscal Year 2004 appropriations, primarily in areas with increased Federal revenue attainment.

     It was estimated that the General Fund balance at June 30, 2004 would be approximately $230.4 million. In addition, the balance in the Reserve Stabilization Fund of the State was estimated to be $496.7 million, equal to 5% of estimated General Fund revenues.

     2005 Budget. On April 12, 2004, the General Assembly approved the 2005 Budget, which includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the range of 90-110% of full funding; (ii) $1.2 million for capital projects; (iii) $4.1 billion in aid to local governments from general funds; and (iv) General Fund deficiency appropriations of $90.2 million for Fiscal Year 2004.

     The enacted 2005 Budget funds all Fiscal Year 2005 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. The real property tax rate of 13.2¢ per $100 of assessed value remains unchanged from the 2004 Budget. The estimated Fiscal Year 2005 debt service was appropriated at $560.4 million, to be funded with $510.8 million from State property tax collections, $87.7 million from certain premiums paid to the State on past sales of general obligation bonds, $44.7 million from the balance estimated to be remaining in the Annuity Bond Fund at the end of Fiscal Year 2004, and the remainder from miscellaneous special fund revenues. A balance of $86.6 million in the Annuity Bond Fund is estimated at June 30, 2005, which will be available for debt service requirements in Fiscal Year 2006.

     The Fiscal Year 2003 and 2004 Budgets provided for transfers of various fund balances in Fiscal Year 2005 of $128.3 million and $255.2 million, respectively. The transfers included $189.3 million from transfer taxes; $102.4 million from the local share of transportation revenues; and $81 million from a reserve fund representing unclaimed local income taxes from prior tax years.

     It is estimated that the General Fund balance on a budgetary basis at June 30, 2005 will be approximately $87.4 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $519.6 million at June 30, 2005, equal to approximately 4.9% of estimated General Fund revenues.

     Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MGA") are to be placed into this fund, which can only be spend through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs — the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $201.4 million in Fiscal Year 2003 and were budgeted at $178.7 million in Fiscal Year 2004.

     As part of the MGA between the states and the tobacco companies, Maryland's share during Fiscal Year 2003 was $163.9 million. Pursuant to a settlement between the State and legal counsel resolving all disputes, $30 million was disbursed to legal counsel in Fiscal Year 2003.

     It is estimated that the payments made to the State pursuant to the MGA through Fiscal Year 2010 will total $1.7 billion, of which $150 million will go to outside counsel. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $50 million during that same period pursuant to an award for attorney fees by the national arbitration panel.

     Transportation Trust Fund. The Transportation Trust Fund, administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund. Expenditures from the fund were $3.39 billion in Fiscal Year 2003.

State Indebtedness

     The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

     General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of public schools in political subdivisions. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for loans or outright grants to private, not-for-profit cultural or educational institutions. General obligation bonds are subject to arbitrage regulations. However, there are no major outstanding liabilities in connection with these regulations as of June 30, 2003. Bonds issued after January 1, 1988, are subject to redemption provisions at the option of the State.

     General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, debt service fund loan repayments and general fund appropriations provide the resources for repayment of general obligation bonds. During Fiscal Year 2003, the State issued $1.1 billion of general obligations at a premium of $124.7 million with related issuance costs of $551,000.

     As of March 31, 2004, Maryland has $5.5 billion of net State supported debt outstanding. General obligation bonds accounted for $4.1 billion of that amount. About 57% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder primarily paid from general funds of the State. DOT bonds outstanding account for another $881.4 million; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and the corporate income tax. Debt obligations issued by the Maryland Stadium Authority accounted for $323.4 million of State tax supported debt outstanding . The State has also financed construction and acquisition of various other facilities and equipment through conditional purchase, sale-leaseback and similar transactions, subject to annual appropriation by the General Assembly.

The State has had approximately $1.3 billion of authorized but unissued debt.

     Ratings. General obligation bonds of the State of Maryland are currently rated "Aaa" by Moody's and "AAA" by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

Litigation

     The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

Massachusetts Series

     Massachusetts is a densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in 2015 and 2025. Massachusetts has a comparatively large percentage of its residents living in metropolitan areas. According to the 2000 census, the population density of Massachusetts is 809.8 persons per square mile, as compared to 79.6 for the United States as a whole, ranking third among the states in percentage of residents living in metropolitan areas: 96.1% of Massachusetts residents live in metropolitan areas, compared with a national average of 80.3% . The State's population is concentrated in its eastern portion. The City of Boston is the largest city in New England, with a 2000 population of 589,141.

     Since 1970, real and nominal per capital income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. In 2000 Massachusetts had its highest per capital income growth in 16 years, exceeding the national growth rate by 1.6% . Massachusetts had the third highest level of per capital personal income in the United States in 2002.

     The Massachusetts services sector, with 36.9% of the non-agricultural work force in December 2002, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.4%), government (13.2%) and manufacturing (12.0%) . Between 1988 and 1992, total employment in Massachusetts declined 10.7% . The construction, manufacturing and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. Total non-agricultural employment in Massachusetts declined at a rate of 2.4% in 2002 and 1.2% in the first 11 months of 2003. Between November 2002 and November 2003, manufacturing employment declined 2.9% .

     The unemployment rate in Massachusetts has been consistently below that of the United States in 2002-03. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns in the same time period. The unemployment rate in Massachusetts was 5.4% in both November, 2002 and November, 2003, while the United States unemployment rate was 5.9% in both of those same months.

Commonwealth Finances

     Cash Flow-Fiscal 2004. On March 4, 2004, the Commonwealth released the most recent cash flow projections for fiscal 2004. This projection was based on the fiscal 2004 budget, including the value of all vetoes and subsequent overrides, supplemental appropriations enacted through February 10, 2004. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the fiscal 2004 budget and in subsequent legislation. The cash flow projection incorporated a tax revenue estimate for fiscal 2004, including sales tax revenues dedicated to the Massachusetts Bay Transportation Authority (the "MBTA").

     The Commonwealth's cash flow projection has a July 1, 2003 starting balance of $2.065 billion and projects a June 30, 2004, ending balance of $2.303 billion. These figures do not include balances in the Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for capital projects totaling $940.8 million and $630.4 million, respectively. Excluding these sequestered capital funds, the Commonwealth's operating cash balance opened the year at $1.124 billion, and is projected to end the year at $1.673 billion, an increase of approximately $549 million.

The cash flow projection incorporates the periodic use of commercial paper borrowing by the

Commonwealth to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. In September 2003, the Commonwealth issued $150 million of revenue anticipation notes, which were repaid in November 2003. In December 2003, the Commonwealth issued $450 million of revenue anticipation notes, which were unpaid in January and February 2004. The cash flow projection does not assume any further issuances in fiscal 2004.

     The cash flow projection includes an estimated $2.383 billion in long-term borrowing for capital projects. This includes $694 million of special obligation bonds to finance the Boston, Springfield and Worcester convention center projects. The remaining $1.689 billion in general obligation borrowing includes the funding of capital expenditures from the prior fiscal year, and $1.373 billion related to the Commonwealth's current year capital spending plan. Some $1.06 billion of general capital expenditures have been financed through the issuance of bonds through the end of February 2004, and $191.5 billion was expected to be issued in March 2004. Additional bond issuance is expected in June of 2004.

     The cash flow projection also included a projection for fiscal 2005, which was based on the Governor's budget proposal for fiscal 2005. The projection shows a July 1, 2004 starting balance of $2.303 billion and a June 30, 2005 ending balance of $1.448 billion, a decrease of approximately $855 million. Excluding segregated capital funds, the fiscal 2005 beginning balance is projected to be $1.673 billion and the fiscal 2005 ending balance is projected to be $1.217 billion. The current cash flow projection for fiscal 2005 also projects cash flow borrowings under the Commonwealth's commercial paper program of $800 million in December 2004 and $100 million in March 2005, consistent with the pattern of borrowing that began in fiscal 2002 to meet local aid payments. The Commonwealth's next cash flow projection is due May 31, 2004.

     Fiscal 2003 Budget. On July 19, 2002, the Legislature passed legislation that the Department of Revenue estimated would increase Commonwealth tax revenues in fiscal 2003 by approximately $1.241 billion (compared to then-current law) through increases in the cigarette tax, the tax on capital gains, elimination of the personal income tax charitable deduction, decreases in personal income tax exemptions and a delay in the implementation of the scheduled reduction of the tax rate on most non-capital gains income from 5.3% in tax year 2002 to 5.0% in tax year 2003.

     On July 19, 2002, the fiscal 2003 budget also passed. The fiscal 2003 budget was based on a tax revenue estimate of $15.393 billion including the tax increases and a tax amnesty program. The budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment, which is estimated by the Executive Office for Administration and Finance (the "EOAF") to be approximately $295.7 million, as well as $550 million from the Stabilization Fund, $75 million from the Caseload Migration Fund, $32 million from the Ratepayer Parity Trust and $20 million from the Clean Elections Fund. The fiscal 2003 budget, including veto overrides, directly appropriated $22.682 billion, not including approximately $282 million in Medicaid related health care spending that was moved off-budget. The fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. This change resulted in a spending reduction of approximately $52 million. The Division of Medical Assistance (the "DMA"), however, estimated that the shift of this population from MassHealth to emergency health services could result in increased costs to the "free care pool" of approximately $30 million in fiscal 2003 and approximately $140 million on an annualized basis.

     On October 17, 2002, the Commonwealth reduced the official fiscal 2003 tax revenue estimate to $15.145 billion. In response to the lower tax revenue estimate, the Acting Governor reduced allotments to certain budgetary accounts in the amount of approximately $99.1 million to partially address the anticipated revenue shortfall. On December 9, 2002, the Acting Governor again reduced allotments in the amount of approximately $60.7 million to partially address an additional anticipated revenue shortfall.

     In January 2003, the new Governor began projecting a budget shortfall in fiscal 2003 of approximately $650 million, which was comprised of lower than anticipated tax revenues in the amount of approximately $497 million.

     On January 30, 2003, the Governor announced $343.6 million in allotment reductions and other savings initiatives. Local government aid and lottery distributions to cities and towns were reduced by $114.4 million as part of the reduction package. Other spending cuts were made to Medicaid in the amount of approximately $75.2 million, education programs by approximately $25 million, higher education and state colleges in the amount of approximately $15.9 million, transitional assistance in the amount of approximately $12 million, housing in the amount of approximately $10 million, a prescription drug program for seniors in the amount of $10 million, other health and human services in the amount of approximately $46 million and all other areas in the amount of approximately $35.1 million.

     On February 3, 2003, the EOAF reduced the October 2003 tax revenue estimate to $14.648 million, including revenue collected from the fiscal 2003 tax amnesty program. The reduction to the fiscal 2003 tax revenue estimate was composed of a $177 million reduction in withholding collections, a $150 million reduction in estimated capital gains tax revenues, a $135 million reduction in other income taxes, and a $65 million reduction in sales tax revenues, offset in part by smaller increases in other tax revenue sources.

     On March 5, 2003, legislation was signed by the Governor to increase filing fees at the Registries of Deeds and to levy a separate surcharge on all Registry of Deeds filings, which is estimated to result in additional revenue of approximately $40.6 million for fiscal 2003 and approximately $136.2 million for fiscal 2004. The separate surcharge on filings will be deposited in the Registers Technological Fund and does not benefit the General Fund. Pursuant to the legislation, transfers in the amounts of $12 million from the Workforce Training Fund, the balance of the Clean Elections Judgment Fund, $6.5 million from the Caseload Increase Mitigation Fund, $17 million from the Renewable Energy Trust Fund and $6.5 million from the Health Protection Fund were made to the General Fund.

     The EOAF currently projects a statutory budget surplus of approximately $160.5 million in fiscal 2003. The estimated year-end surplus will be deposited in the Stabilization Fund and is primarily the result of higher than estimated tax revenue partially derived from the closing of various so-called tax loopholes. This projection is based upon the assumption that $122 million in fiscal 2003 appropriations will remain unspent. The estimate also takes into account all outstanding supplemental budget appropriations filed by the Governor to address deficiencies in certain appropriations or to authorize unexpended fiscal 2003 appropriations to carry forward into fiscal 2004. Although currently projecting a year-end statutory surplus, fiscal 2003 utilized Stabilization Fund monies, one-time tax revenues, $57.7 million in Federal Medicaid Assistance Percentage ("FMAP") reimbursements and other non-recurring revenue sources totaling approximately $1.178 billion to offset a structural deficit in the General Fund, the Highway Fund and other operating budget funds (collectively, the "Budgeted Operating Funds").

     On June 30, 2003, the Commonwealth ended the fiscal year with a consolidated net surplus of approximately $150.9 million. Of this amount, the statutory surplus of $75.7 million was transferred to the Stabilization Fund and $75.2 million was carried forward into fiscal 2004. At the same time, $40.8 million from the elimination of various Budgeted Operating Funds also was transferred to the Stabilization Fund. These transfers resulted in a $641.3 million ending balance of the Stabilization Fund. Finally, the negative $1.802 billion fund balance of the Local Aid Fund was transferred to the General Fund's fund balance as a result of the repeal of the Local Aid Fund.

     Fiscal 2004 Budget. On June 20, 2003, the Legislature passed the fiscal 2004 budget, which was based on a tax revenue estimate of $14.808 billion, comprised of the consensus tax revenue estimate of $14.678 billion, plus $174.0 million in additional revenues attributable to legislation closing various so-called tax loopholes. This figure also reflects an adjustment of $44.1 million in revenues dedicated to the Convention Center Trust Fund, which were transferred from a Budgeted Operating Fund to a non-budgeted operating fund. The tax revenue figure includes $684.3 million in sales tax revenues dedicated to the MBTA. The fiscal 2004 budget relied on non-recurring revenues and one-time savings initiatives projected to total approximately $347.0 million to achieve a balanced budget on a statutory basis, as required under state finance law. The one-time revenue sources and savings initiatives included $100.0 million from the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, of which $55.0 million is to be transferred to the uncompensated care pool and $45.0 million is to be deposited in the General Fund; $62.0 million from the repeal of the Teacher, Principal and Superintendent Endowment Fund; $145 million in savings from an asset transfer in lieu of cash payment for pension liabilities and $40.0 million from the sale of surplus state property.

     The fiscal 2004 budget budgeted $22.332 billion for programs and services. After review of the budget, the Administration concluded that the spending plan over-estimated non-tax revenue by approximately $200.0 million, and announced that the proposed budget was deficient in that amount. On June 30, 2003, the Governor vetoed approximately $201.0 million in spending and signed into law the fiscal 2004 budget. The Legislature subsequently overrode approximately $158.4 million of the Governor's vetoes. The final budget, including veto overrides, budgeted $5.921 billion for Medicaid, $3.9 billion for education, $1.598 billion for debt service and $10.870 billion for all other programs and services. The total budgeted amount is approximately $22.289 billion, or .05% less than estimated total spending in fiscal 2003. This figure is adjusted to reflect a transfer of funds off-budget to the Commonwealth's pension obligation in the amount of $687.3 million, but does not reflect the transfer of the Hynes Convention Center and Boston Common parking garage in lieu of partial payment valued at approximately $145.0 million. The $22.289 billion figure also does not include $54.0 million in fiscal 2003 appropriations that were not expended in fiscal 2003, and were continued in fiscal 2004. The fiscal 2004 budget total does not account for approximately $493.0 million in off-budget Medicaid related expenses that are funded through nursing home assessments and Federal reimbursements.

     The Administration now plans to draw down a total of approximately $271.0 million in Federal dollars available from the Jobs and Growth Tax Relief Reconciliation Act of 2003 in fiscal 2004, which amount includes the $100.0 million budgeted in the fiscal 2004 budget.

     On November 19, 2003, the Legislature passed a law to eliminate the projected Unemployment Insurance Fund deficit. The law requires uniform secondary adjustment payments to be added to every employer's contribution rate under the Commonwealth's Unemployment Compensation Fund if it appears the initial local and Federal payments will be insufficient to fund expenditures. The law went into effect on January 1, 2004, but the Commonwealth has incurred $162.8 million in liability from the Federal government in January and February of this year and will incur approximately $263 million in borrowings through May 2004, all of which should be repaid by September 2004.

     On November 21, 2003, the Governor signed a new law establishing a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund ("FMAP Escrow Fund"). All revenue received from the Federal Jobs Growth Reconciliation Act of 2003 in fiscal years 2004-05, unless otherwise designated for a specific purpose, will be deposited into the FMAP Escrow Fund. Current estimates project that $356.6 million will be deposited into the FMAP Escrow Fund in fiscal 2004, which will exhaust the total amount available to the Commonwealth and, thus, would result in no additional money being deposited into the FMAP Escrow Fund in fiscal 2005. The FMAP Escrow Fund expires at the close of fiscal 2005, at which time any unexpended balance will be transferred to the Stabilization Fund.

     On November 26, 2003, the Governor signed into law supplemental appropriations totaling approximately $81.1 million and vetoed approximately $30.1 million in proposed spending. The Governor also signed a new law creating an Economic Stimulus Trust Fund, directing the Commonwealth to transfer $33.6 million from the Health Care Security Trust Fund, $33.6 million from the Stabilization Fund, and $33.6 million from any monies received from the Federal Jobs and Growth Reconciliation Act of 2003. The legislation also creates several new tax incentives for Massachusetts businesses and establishes a one-day sales tax holiday in August 2004. The Governor approved $49.5 million in programs designed to promote economic growth, and $20.8 million from the Workforce Training Fund for workforce training grants; however, the Governor vetoed $50.5 million in proposed spending, $44 million of which has been overridden by the Legislature.

     In February 2004, the Governor filed a transportation bond authorization bill totaling $1.152 billion as well as a bill recommending $133.1 million in supplemental appropriations. On March 4, 2004, the Legislature approved and sent to the Governor a bill authorizing $52.2 million in supplemental appropriations, all but $3.1 million of which had been included in the supplemental appropriations bill filed by the Governor in February. The bill, including the full $52.2 million of supplemental appropriations, was signed into law by the Governor on March 5, 2004.

     Fiscal 2005 Budget. On January 14, 2004 the consensus fiscal 2005 Commonwealth tax estimate of $15.801 billion was released, of which $684.3 million is dedicated to the MBTA and $1.217 billion is dedicated to the Commonwealth's annual pension obligation. The estimate is based upon a revised consensus tax estimate for fiscal 2004 of $15.230 billion and assumes 3.75% baseline growth for fiscal 2005.

     On January 28, 2004, the Governor filed his budget proposal for fiscal 2005, constituting a balanced budget as required by state finance law. The spending plan budgeted $22.979 billion, including $6.693 billion for Medicaid, $1.772 billion for debt service, $4.471 billion for education, and $10.043 billion for all other programs and services. The Governor's budget is based upon the consensus tax estimate of $15.801 billion plus $70.0 million in additional tax revenue attributed to legislation closing various so-called tax “"loopholes" that was filed in a companion bill on January 28, 2004. The $22.979 billion appropriation bill represents a 5% increase as compared to fiscal 2004 projected spending; however, a substantial factor in the growth is the result of the proposed merger of the Massachusetts Turnpike Authority with the Massachusetts Highway Department. Excluding this merger, recommended spending increases by approximately 3.75%

Revenues

     In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the Federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Budgeted Operating Funds. In fiscal 2003, on a statutory basis approximately 64.2% of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the Federal government provided approximately 20.6% of such revenues, with the remaining 15.2% provided from departmental revenues and transfers from non-budgeted funds.

     Commonwealth Taxes. During fiscal 1999 through fiscal 2002, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated to have been a reduction of approximately $1 billion of fiscal 1999 revenues, $180 million of fiscal 2000 revenues, $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes are estimated to have increased revenue collection by a net amount of approximately $900 million. The Department of Revenue estimates that in fiscal 2004, the impact of tax law and administrative changes will be to reduce tax collections by approximately $180 million compared to fiscal 2003.

     Legislation enacted as part of the fiscal 2003 budget authorized the Department of Revenue to create an amnesty program for all types of taxes (excluding those paid under the International Fuel Tax Agreement), which initially ran through November 30, 2002. Later legislation extended the period from January 2, 2003 through February 28, 2003. Successful participants in this program had penalties waived. A gross amount of approximately $174 million was raised through the amnesty program.

     August 2003 tax revenue collections totaled $1.090 billion, of which $53.4 million was sales tax revenue dedicated to the MBTA. Preliminary results indicate that September 2003 tax collection totaled approximately $1.637 billion, of which approximately $60 million was sales tax revenue dedicated to the MBTA. For the first three months of fiscal 2004, ending September 30, 2003, tax revenues totaled $3,794 million (including $171 million dedicated to the MBTA). This total exceeded total tax revenues for the same period of the preceding fiscal year by approximately $159 million, or 4.4%, and exceeded the February 5, 2003 forecast for such period by approximately $129 million, or 3.5% .. The increases are attributable principally to increases in business tax revenues, which appear to reflect the closing of certain tax loopholes and increased business taxable earnings.

     Legislation enacted as part of the fiscal 2004 budget affected the calculation of interest on refunds for a wide array of tax types. Under these provisions, changes were made to the interest rate, substantiation requirements and dates from which interest is calculated. It is estimated that upon full implementation these changes will result in approximately $30 million in lower interest payments on tax refunds in fiscal 2004.

     Tax revenue collections for the first eight months of fiscal 2004, totaled $9.782 billion, an increase of $478.2 million or 5.1% over the first eight months of fiscal 2003. This increase is attributable in large part to an increase of approximately $172 million or 37.4% in corporate and business tax collections, which reflects the closing of certain tax loopholes as well as increased business taxable earnings, an increase of approximately $103 million or 13.3% in income tax cash estimated payments and an increase of approximately $184 million or 3.8% in personal income tax withholding.

     The major components of state taxes are the income tax, which is projected to account for approximately 54% of total tax revenues in fiscal 2004, the sales and use tax, which is projected to account for approximately 25%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions and public utility corporations), which are projected to account for approximately 10%. Other tax and excise sources are projected to account for the remaining 11% of total fiscal 2004 tax revenues.

     Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3% . Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

     Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.

     Beginning July 1, 2000, pursuant to "forward funding" legislation contained in the fiscal 2000 budget, a portion of the Commonwealth's receipts from the sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund mechanism that does not permit future legislatures to divert the funds. In fiscal 2004, the amount of such sales tax receipts is estimated to be $684.3 million.

     Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for Federal taxes, is taxed at 9.5% . The minimum tax is $456. Both rates and the minimum tax include a 14% surtax.

     Beginning January 1, 1997, legislation was phased in that sourced sales to the state of domicile of the ultimate consumer of a service instead of to the state where the seller bore the cost of performing services. It is estimated that this change resulted in a revenue deduction of approximately $106 million in fiscal 2002 and $107 million in fiscal 2003, and is projected to reduce revenues by approximately $119 million in fiscal 2004.

     Legislation enacted in March 2003 requires certain qualified subchapter S subsidiaries ("QSUBs"), as defined in the Internal Revenue Code of 1986, as amended (the "Code"), to pay the net income measure of the Commonwealth's corporate excise tax. A tax rate of 3% will be imposed on the net income of each QSUB if the total receipts of the QSUB, its parent and all of the parent's other QSUBs are between $6 million and $9 million for the taxable year. A tax rate of 4.5% will be imposed if such total receipts are $9 million or more. The new tax is in addition to the tax on the QSUB's income currently levied on its parent. The new law also requires every QSUB that receives income that would have been taxed to it for Federal income tax purposes had it been treated as a separate corporation to include, as a separate computation from the one above, such income in the net income measure of its corporate excise subject to tax at 9.5% .. The Department of Revenue estimates that this change will result in additional revenue of approximately $30 million in fiscal 2004.

     The legislation enacted in March 2003 also provided that, in computing net income, a taxpayer must generally add back certain payments remitted directly or indirectly to related parties for intangibles expenses and costs, including interest payments. The Department of Revenue estimates that as a result of this change, in fiscal 2003 approximately $40 million less in corporate tax refunds was paid than otherwise would have been the case, and $50 million in additional revenue is expected in fiscal 2004.

     Bank Tax. Commercial and savings banks are subject to an excise tax of 12.54% . A 1995 tax cut, which was fully implemented in fiscal 2000, is estimated to have an annualized value of approximately $30 million, taking into account an $18 million annualized gain resulting from the effect of provisions in the 1995 legislation that applied the tax to out-of-state banks and other financial institutions not previously taxed.

     Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust ("REIT") distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and they are subject to taxation at the recipient level. It is estimated that this change resulted in additional revenue of approximately $160 to $180 million in fiscal 2003, but will only result in $25 to $45 million in additional revenues in fiscal 2004 and subsequent years due to tax liabilities prior to 2003.

     Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax on gross investment income.

     Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. In 2002 the tax on cigarettes was raised from $0.76 per pack to $1.51 per pack and the tax rate on other types of tobacco products was also raised. The Department of Revenue estimates that this change resulted in additional revenue of approximately $195 million in fiscal 2003. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2003.

     Recently, Congress made numerous changes to Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, Federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Commonwealth's estate tax equaled the previously allowable Federal credit, legislative action was needed to prevent the Commonwealth's estate tax from being fully eliminated. As of October 2002, the Commonwealth's estate tax was decoupled from the Federal estate tax and is now tied to the Code.

     Federal and Other Non-Tax Revenues. Federal revenue is collected through reimbursements for the Federal share of entitlement programs such as Medicaid and, beginning in Federal fiscal 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of Federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the Federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services.

     For the Budgeted Operating Funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $870.0 million, $902.1 million, $931.6 million, $941.3 million and an estimated $944.7 million in fiscal 1999 through 2003, respectively, and which are expected to account for $1.014 billion in fiscal 2004.

     On May 28, 2003, President Bush signed the Jobs and Growth Reconciliation Act of 2003. Massachusetts could be eligible to receive up to approximately $550 million of the $20 billion total made available to states under the legislation. The estimated funding to Massachusetts would be comprised of increased FMAP in the amount of approximately $334 million and temporary direct fiscal relief in the amount of approximately $215.9 million. The fiscal 2004 budget relied on $100.0 million, of which $55.0 million is increased FMAP to be transferred to the uncompensated care pool and $45 million is to be deposited in the General Fund. The Administration now plans to draw down a total of approximately $57.7 million in fiscal 2003 and $271 million in fiscal 2004. The fiscal 2004 amount is comprised of $215.9 million in general fiscal relief plus the aforementioned $55.0 million in FMAP funds.

     Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a Master Settlement Agreement that resolved the Commonwealth's and the other states' litigation against the cigarette industry (the "MSA"). Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume. The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04% . The Commonwealth has estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, without regard to any potential adjustments, reductions or offsets.

     The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the years 2008 through 2017. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have filed a breach of contract claim regarding the fee agreement.

     During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the Health Care Security Trust) into which the Commonwealth's tobacco settlement payments (other than payments for attorneys' fees) are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through 2004, the amounts to be available for such purposes were stipulated to be $91.2 million, $94 million, $96 million, $98 million and $100 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the MSA. The fiscal 2002 budget changed this formula to 50% of amounts received in the settlement for fiscal 2002, 2003 and 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund are to be available for such purposes. The fiscal 2003 budget appropriated 100% of the fiscal 2003 annual tobacco settlement payment for current-year spending, which is estimated by the EOAF to be approximately $295.7 million. The fiscal 2004 budget will also utilize 100% of the annual tobacco settlement payment ($282.9 million base amount) for current-year spending.

Expenditures

     Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and nonappropriated funds. In fiscal 2003, approximately 22.6% of the Commonwealth's projected spending was estimated to be allocated to direct Local Aid. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets.

     The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction and police education incentives.

     In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, housing subsidies and the costs of court and district attorneys that formerly had been paid by the counties.

     During fiscal 2003, the Governor reduced Local Aid in response to declining revenues. On January 30, 2003, the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal 2004 budget, direct Local Aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance and a $44.0 million reduction in lottery distributions.

     Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2½, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Between fiscal 1981 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3% .

     Many communities have responded to the limitation imposed by Proposition 2½ through statutorily permitted overrides and exclusions. In fiscal 2003, 52 communities had successful override referenda that added an aggregate of approximately $20.7 million to their levy limits. Capital exclusions were passed by 11 communities in 2003, totaling approximately $0.9 million.

     Medicaid. The Medicaid program provides health care to low-income children and families, low-income adults, the disabled and the elderly. The program, which is administered by the Executive Office of Health & Human Services, receives 50% in Federal reimbursement on most Medicaid expenditures. Beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the Federal Children's Health Insurance Program for states.

     Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items.

Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The EOAF projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

     The Federal Centers for Medicare and Medicaid Services asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's uncompensated care pool might violate Federal regulations regarding impermissible taxes on health care providers. Since 1993, the DMA has been seeking a Federal waiver for the Commonwealth's assessment on acute care hospitals to fund the uncompensated care pool. The DMA believes that the assessment complies with the Federal law pertaining to provider taxes. Under Federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible provider tax, the Federal government could seek retroactive repayment of Federal Medicaid reimbursements. From 1993, when the first waiver request was submitted, through fiscal 2000 the Commonwealth received an estimated $1.068 billion in Federal Medicaid reimbursements related to expenditures associated with the uncompensated care pool. The Commonwealth has continued to collect approximately $37 million per fiscal quarter for each quarter since fiscal 2000. Clarification of this issue could take several years, and no further action has been taken by Federal authorities since June 2000.

     Uncompensated Care Pool. As discussed above, the fiscal 2003 budget eliminated Medicaid eligibility for approximately 50,000 long-term unemployed adults on April 1, 2003. The fiscal 2004 budget directed the DMA to provide health care benefits to long-term unemployed adults and make expenditures for such benefits through the Commonwealth's uncompensated care pool. The uncompensated care pool was created in 1985 to reimburse Massachusetts acute care hospitals and community health centers for medically necessary services provided to the low-income uninsured and underinsured. This new program is legislatively mandated to begin October 1, 2003 and is expected to extend eligibility to approximately 36,000 long-term unemployed adults. The DMA will submit a waiver amendment prior to that date, and will not be able to draw down any Federal financial participation until the amendment is approved. Although it is certain that the new program will offer a different sent of benefits, the policy is still being developed. Program costs are projected to be less than $160 million, but an exact figure will not be available until policy development is complete.

     Senior Pharmacy Program. A comprehensive senior pharmacy program administered by the Department of Elder Services began in April 2001. In its first full year of operation, spending for the program totaled approximately $81.5 million. The fiscal 2003 budget appropriated $97.6 million for the program, but only $85.3 million was expended as a result of allotment reductions imposed on October 10, 2002. In fiscal 2004, spending for the program is projected to total approximately $96.3 million.

     Public Assistance. The Commonwealth administers four major programs of income assistance for its poorest residents: Transitional Aid to Families with Dependent Children ("TAFDC"), Emergency Assistance, Emergency Aid to the Elderly, Disabled and Children ("EAEDC"), and the state supplement to Federal Supplemental Security Income ("SSI").

     TAFDC expenditures in fiscal 2003 are estimated to be $412.0 million, approximately 1.4% less than fiscal 2002. TAFDC budgeted expenditures in fiscal 2004 are projected to be $405.2 million, a decrease of 1.6% from fiscal 2003. The decrease in TAFDC spending is attributable to the federally mandated increase in the number of recipients required to work. The Emergency Assistance program provides disaster relief and shelter to homeless families. The cost of this program is included in TAFDC expenditures.

     The Commonwealth began implementing welfare reform programs in November 1995, establishing TAFDC programs to encourage work as a means to self-sufficiency and to discourage reliance on long-term assistance. The TAFDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in a 68% decrease through fiscal 2001. However, the caseload began to grow again in fiscal 2002, from a low point of 42,013 enrolled in July 2001 to a high point of 48,550 in February 2003. In addition, Massachusetts limits TAFDC recipients to two years of benefits within a five-year period. Over 15,000 welfare recipients reached their limit in December 1998 and can now begin receiving benefits again if they meet eligibility requirements.

     The EAEDC caseload declined steadily from fiscal 1996 through fiscal 2001, resulting in an 83.6% decrease through fiscal 2001, but the caseload began to grow again in fiscal 2002. The trend can be attributed to factors similar to those affecting the TAFDC caseload. For fiscal 2003, caseload increased by an estimated 5.4% and expenditures increased by approximately 6.9% . For fiscal 2004, caseload is projected to grow by 6.7% . Fiscal 2004 expenditures for EAEDC are projected to be $63.9 million, a 6.6% decrease from fiscal 2003. The fiscal 2004 decrease in expenditures is attributed to eligibility and benefit changes.

     SSI is a federally administered and funded cash assistance program for individuals who are elderly, disabled or blind. SSI payments are funded entirely by the Federal government up to $530 per individual recipient per month and entirely by the state above that amount. The additional state supplement ranges from $39 to $454 per month per recipient. Fiscal 2004 expenditures for SSI are estimated to be $209.0 million, a 1% decrease from fiscal 2003.

     Other Health and Human Services. Other health and human services estimated spending for fiscal 2003 included expenditures for the Department of Mental Retardation ($952.3 million), Department of Mental Health ($602.5 million), Department of Social Services ($656.6 million), Department of Public Health ($407.3 million) and other human service programs ($636.7 million).

     In fiscal 2004, other health and human services spending is projected to include expenditures for the Department of Mental Retardation ($961.3 million), Department of Mental Health ($592.8 million), Department of Social Services ($679.6 million), Department of Public Health ($358.1 million) and other human services programs ($629.2 million).

     Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2½. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the Federal Social Security System.

     Early Retirement Incentive Program. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP"), which offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 ERIP program totaled approximately 4,600. The legislation authorizing the 2002 ERIP directed the Public Employee Retirement Administration Commission ("PERAC") to file a report on the additional actuarial liabilities due to the 2002 ERIP. In its report, PERAC stated that the 2002 ERIP program resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP Program will be executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

     On September 17, 2003, PERAC released its actuarial valuation of the total pension obligation dated January 1, 2003. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $13.401 billion, an increase of $6.033 billion over the unfunded actuarial accrued liability as of January 1, 2002. The unfunded actuarial accrued liability as of January 1, 2003 was comprised of unfunded actuarial accrued liabilities of $3.604 billion for the State Employees' Retirement System, $8.129 billion for the State Teachers' Retirement System, $998.3 million for Boston Teachers and $670 million for cost-of-living increases. The valuation study estimated the total actuarial accrued liability as of January 1, 2003 to be approximately $43.030 billion (comprised of $17.551 billion for Commonwealth employees, $22.892 billion for Commonwealth teachers, $1.918 billion for Boston teachers and $670 million for cost-of-living increases). Total assets were valued at approximately $29.629 billion based on the five-year average valuation method, which equaled 115% of the January 1, 2003 total asset market value. The actuarial value of assets as of January 1, 2003 represented a decline of $2.070 billion from the valuation of assets as of January 1, 2002. The funded ratio declined to 68.9% as of January 1, 2003 from 81.1% as of January 1, 2002. During 2002, there was an overall actuarial loss of $5.8 billion. There was a non-investment loss on actuarial liability of approximately $1.2 billion and a loss on assets (on an actuarial value basis) of $4.6 billion. Due to the significant increase of unfunded actuarial accrued liability, it is expected that the pension funding schedule will be required to be revised to fully amortize unfunded accrued liability by 2023. Payments under such a revised schedule will be significantly higher than the annual pension funding obligations called for in the existing pension funding schedule.

     Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The system is coordinated by the Commonwealth Board of Higher Education, and each institution is governed by a separate board of trustees. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. The Legislature appropriates funds for the higher education system in the Commonwealth's annual operating budget in various line items for each institution.

     Other Program Expenditures. In fiscal 2003, the remaining $3.514 billion in estimated expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($581.6 million), District Attorneys ($76.4 million), the Attorney General ($33.1 million), the EOAF ($422.6 million), Environmental Affairs ($179.6 million), Transportation and Construction ($113.0 million), Public Safety ($904.1 million), Elder Affairs ($191.9 million) and the Department of Housing and Community Development ($84.4 million).

     In fiscal 2004, the remaining $3.438 billion in projected expenditures on other programs and services cover a variety of functions of state government, including expenditures for the Judiciary ($568.7 million), District Attorneys ($75.8 million), the Attorney General ($33.5 million), the EOAF ($433.0 million), Environmental Affairs ($165.8 million), Transportation and Construction ($36.6 million), Public Safety ($856.1 million), Elder Affairs ($189.2 million) and the Department of Housing and Community Development ($66.9 million).

Capital Spending

     The EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In fiscal 2003 the annual limit was $1.225 billion. In addition to capital expenditures subject to the annual administrative limit, the Commonwealth has also invested significant monies to fund the construction of the Central Artery/Ted Williams Tunnel Project (the "CA/T Project"), the Boston and Springfield convention centers and other projects. The Commonwealth aggregates its capital expenditures into the following seven major categories (with estimated fiscal 2003 spending in parentheses): Economic Development ($313 million); Environment ($123 million); Housing ($113 million); Information Technology ($83 million); Infrastructure ($276 million); Public Safety ($38 million); and Transportation ($1.801 billion).

     Central Artery/Ted Williams Tunnel Project. The largest single component of the Commonwealth's capital program currently is the CA/T Project, a major construction project that is part of the completion of the Federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north.

     Progress/Schedule Update. As of January 31, 2004, CA/T Project construction was 92.4% complete. As of that date, approximately $13.69 billion was under contract or agreement, including approximately $9 billion of construction commitments, which constitute approximately 96.1% of all construction scope. The I-93 initial southbound opening occurred on December 19, 2003. The date for the I-93 complete southbound opening continues to be projected for March 2005 to July 2005, and the date for the CA/T Project substantial completion continues to be project for May 2005 to November 2005.

     The independent auditor engaged by the State has filed its draft final report which concluded that the total cost estimate of the CA/T Project in the amount of $14.6 billion was aggressive but did not recommend that the estimate be increased. The 2003 finance plan for the CA/T Project was filed with the Federal Highway Administration on September 26, 2003.

     Toll Discount Program. On July 1, 2002, a toll discount program for members of the FASTLANE Program who operate non-commercial two-axle passenger vehicles went into effect, providing a 50% discount on the amount of the July 1, 2002 toll rate increase to participants. In April 2003, the discount program was extended through December 2003. Funding for this extension will come from the Turnpike Authority's sale of certain real estate in May 2003 for approximately $75 million. On September 18, 2003, the Turnpike Authority voted to extend the program through December 2004, with funding to also come from the May 2003 sale of certain real estate.

     Legislation passed on July 31, 2002 contained provisions that could be interpreted as requiring that the toll discount program be made permanent. It is the position of the Turnpike Authority that the toll discount program remains subject to annual evaluation by the Turnpike Authority board and available funding, and is subordinate to payments for Western Turnpike and Metropolitan Highway System debt service and expense commitments. If the Legislature requires the toll discount program be made permanent without providing offsetting funding, the Turnpike Authority could potentially face a revenue shortfall. In addition, before any toll discount program could be made permanent, the Turnpike

Authority's Trust Agreement would require the Turnpike Authority to deliver a certificate of an independent consultant verifying certain debt service coverage ratios to the trustee.

     Massachusetts Bay Transportation Authority. Beginning in fiscal 2001, the finances of the MBTA were restructured, and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit in eastern Massachusetts. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by its sales tax, which is dedicated to the MBTA under a trust fund. The dedicated revenue stream is used to meet the Commonwealth's debt service obligations related to certain outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts: after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136 million in fiscal 2006) the cities and towns are legally required to pay assessments equal to at least $136 million in the aggregate, as adjusted for inflation (with no annual increase to exceed 2.5% per year).

     Prior to July 1, 2000, the Commonwealth provided financial support of the MBTA through guarantees of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of its net cost of service. The MBTA's net cost of service was financed by the issuance of short-term notes by the MBTA and by cash advances from the Commonwealth. The November 1999 legislation that provided for state sales tax revenues to be dedicated to the MBTA also required the Commonwealth to defray the cost of an 18-month lag (from January 1, 1999 through June 30, 2001) in operating subsidies that were previously financed through such short-term notes and the advancement of cash reserves from the Commonwealth. This cost has been estimated by the Commonwealth to amount to $848.3 million. This cost, plus an additional $100 million to provide working capital to the MBTA, was financed in part by the issuance of $325 million of Commonwealth general obligation bonds (out of $800 million authorized by the Legislature) and by $10.5 million in operating appropriations. The balance was financed by a transfer from the Commonwealth's Highway Capital Projects Fund, which initially was expected to be amortized over 20 years in the Commonwealth's operating budget. The remaining $475 million of Commonwealth general obligation bonds authorized to be issued to replenish the transfer were issued in March 2002 and December 2002.

     Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of June 30, 2003, the MBTA had approximately $2.834 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

     General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

     General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

     Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the Treasurer in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. The Commonwealth currently has liquidity support for a $1 billion commercial paper program for general obligation notes, through a $200 million letter of credit which expires on December 28, 2003, and four $200 million credit lines, available through September 2004, December 2004, March 2005 and September 2005, respectively.

     Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or "swap") agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making the interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth's interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated. Termination of a swap agreement may also result in the Commonwealth's making or receiving a termination payment. As of June 30, 2003, the amount of such variable rate bonds outstanding was $1.364 billion.

     Variable Rate Demand Bonds, Auction Rate Securities and U.Plan Bonds. As of June 30, 2003, the Commonwealth had outstanding approximately $275.6 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. As of June 30, 2003, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of June 30, 2003, the Commonwealth had outstanding approximately $128.8 million of variable rate "U.Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5% ..

Special Obligation Debt.

     Highway Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues that are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of June 30, 2003, the Commonwealth had outstanding $813.0 million of such special obligation bonds, including $629.6 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

     Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility, and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge. To date, no such bonds have been issued. However, $350 million of general obligation bond anticipation notes and $132 million of commercial paper notes have been issued.

     Federal Grant Anticipation Notes. The Commonwealth has issued Federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the CA/T Project in anticipation of future Federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of Federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

     On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding Federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding Federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

     Other. On July 31, 2002, the Legislature passed the following bond bills in the respective appropriation amounts noted: $752 million for the Division of Capital Asset Management; $301 million for Transportation; $509 million for Housing; and $754 million for Environmental Affairs. The Legislature also passed a $101.8 million capital outlay bill. The legislation will allow for bond funds to be used in place of certain pay-as-you-go capital funds previously transferred to the General Fund.

     On July 17, 2003, the Legislature passed a transportation bond bill totaling $1.080 billion, which was signed by the Governor on July 24, 2003. A terms bill was filed with the Legislature on July 29, 2003.

     On August 27, 2003, the Governor filed legislation to continue certain capital spending authorizations that would otherwise expire on September 30, 2003 in the amount of approximately $2 billion, and to reduce some previously enacted capital spending authorizations in the aggregate amount of approximately $157 million.

Litigation

     There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

     Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

     In June 1993, in Hancock v. Commissioner of Education, the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. Plaintiffs filed a motion for further relief in which they argue that the Commonwealth has not complied with its obligations and sought declaratory and injunctive relief. Defendants filed an opposition motion on January 31, 2000 arguing that the Commonwealth had met its obligations by taking appropriate steps within a reasonable time to implement education reform. On June 27, 2002, the Supreme Judicial Court transferred the case (now Hancock v. Driscoll) to the Superior Court for discovery and trial. The trial before the Superior Court has concluded. The increased spending that could result from the case could total $2 billion.

     Challenges by residents of five state schools for the retarded in Ricci v. Murphy resulted in a consent decree in the 1970's that required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

     Rolland v. Romney. This case is a class action to compel the Commonwealth to provide certain community placements and services to nursing home residents with mental retardation or other developmental disabilities. In January 2000, the District Court approved a settlement agreement among the parties providing that the Commonwealth would offer certain benefits to the affected class until 2007. In March 2001, the District Court found the Commonwealth to be in noncompliance with the settlement agreement and lifted the agreement's stay of litigation. In May 2002, the District Court held that the Commonwealth was in violation of Federal law as well as the agreement by its failure to provide specialized services to residents who required them. On January 28, 2003, the Court of Appeals for the First Circuit affirmed the decision of the District Court.

     In Ramos v. McIntire plaintiffs allege that the Department of Transitional Assistance violated state and Federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

     The DMA has been engaged in four related lawsuits, only one of which remains to be decided, in which numerous hospitals seek injunctive and declaratory relief from the DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by the DMA under these two review programs, where the basis for the denial was the DMA's determination that the claims were not medically necessary. The four cases as filed at the trial court level are Athol Memorial Hospital, et al. v. Commissioner of the Division of Medical Assistance, Mass. Hospital Association, et al. v. Commissioner of the Division of Medical Assistance, Baystate Medical Center v. Commissioner of the Division of Medical Assistance and Salem Hospital v. Commissioner of the Division of Medical Assistance. Since continued implementation of these programs would save the DMA between $6 million and $11 million annually, the DMA's expenditures would increase by that amount if it is barred from implementing these programs. A trial on the merits on the declaratory and injunctive relief claims in the Mass. Hospital Association and Salem cases was held on March 25 and 26, 2002. On June 20, 2002, the Court ruled that the DMA had complied with a Supreme Judicial Court's order in Massachusetts Eye and Ear Infirmary v. Commissioner of the Division of Medical Assistance not to deny all reimbursement when it determined that an inpatient admission had not been medically necessary and to issue more detailed regulations, and that the new regulations were valid. The Mass. Hospital Association and Salem decisions are not controlling in Baystate, which is still pending, but could be cited as persuasive authority. With respect to the past damages claims, the DMA has prevailed in all cases except Baystate, which is still pending. The Athol and Salem cases were appealed, and on August 6, 2002 the Supreme Judicial Court ruled that the hospitals were not eligible for the relief they sought because they had not exhausted their administrative remedies. This decision would control the outcome of Baystate on the issue of those payment denials predating the Supreme Judicial Court's decision in Massachusetts Eye and Ear Infirmary (1999).

     Lima v. Preston. Plaintiffs in a class action seek to enjoin the Executive Office of Health and Human Services from eliminating Medicaid eligibility for certain immigrants. The DMA estimates that its expenditures would be expected to increase by less than $20 million if the plaintiffs successfully enjoin elimination of the program.

     Rosie D. v. Governor. Plaintiffs asserted claims under provisions of the Federal Medicaid law. Specifically, plaintiffs assert that the Commonwealth is required to, yet does not, provide them with intensive home-based mental health services. The Governor's motion to dismiss based on sovereign immunity was denied. An appeal from that ruling was argued before the First Circuit Court of Appeals on September 11, 2002. On November 7, 2002, the First Circuit Court of Appeals affirmed the United States District Court's denial of the Governor's motion. Plaintiffs have not quantified the cost of the services they seek, but it could amount to more than $20 million.

     Lopes v. Commonwealth. This case is a class action in which the plaintiffs seek to enjoin the DMA from recovering Medicaid payments from the estates of people who died of smoking-related illnesses and to pay back such funds already recovered. The relief sought by plaintiffs would cost the Commonwealth more than $30 million. In September 2001, the Commonwealth filed a motion to dismiss the case. In February 2002, the Court allowed the Commonwealth's motion to dismiss. Plaintiffs appealed and the Supreme Judicial Court took the case for review and scheduled argument in March 2004.

     Goodridge v. Commissioner of Public Health. In this case, seven same-sex couples claim a statutory or constitutional right to marry and receive marriage-related benefits. Depending on the scope of the trial court's decision, a decision in the plaintiffs' favor could cost the Commonwealth an indeterminable amount in various forms of state tax deductions and benefits. The court granted summary judgment in favor of the Commonwealth. Plaintiffs have appealed. On November 18, 2003, the Supreme Judicial Court declared that denying such benefits to same-sex couples violated the Massachusetts Constitution. The court stayed entry of judgment for 180 days to permit the Legislature to take such action as it may deem appropriate in light of the Court's opinion.

     Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the Federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including certain costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. The MWRA anticipates spending approximately $633 million after that date to cover certain additional costs. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. Subject to the terms of the partial settlement, the Commonwealth has reimbursed the College $400,000 and may reimburse the College up to an additional $1 million once the Department of Environmental Protection determines that the clean up has been properly performed. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current clean up plan, as the Department has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

     In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in Federal regulations and is expected to take many month to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

     Taxes and Revenues. There are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2003, approximately $330 million in contingent liabilities exist in the aggregate in the tax cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

     In General Mills, Inc. v. Commissioner of Revenue, the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including taxes, interest and penalties, is approximately $48 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. Cross-appeals by the taxpayer and the Commissioner of Revenue followed the issuance of the Appellate Tax Board's findings of fact and report. On September 15, 2003, the Supreme Judicial Court affirmed the decision of the Appellate Tax Board. The plaintiff filed a petition for certiorari with the U.S. Supreme Court in January 2004.

     Raytheon v. Commissioner of Revenue. Raytheon contests assessments concerning its use of research tax credits and seeks $74 million in abatements for tax years 1991-1996. The Commissioner of Revenue settled this case in September 2003. The liability is no longer contingent.

     Peterson v. Commissioner of Revenue. The plaintiff taxpayers claim that the Legislature violated the Massachusetts Constitution when it provided for a higher rate of taxation on long-term capital gains realized after April 30, 2002. Plaintiffs seek a declaration that certain state statutory provisions, which changed the taxation of capital gains in the taxable year after January 1, 2002 and before May 2, 2002, violate the Commonwealth's Constitution. The Department of Revenue estimates that if the Supreme Judicial Court rules in the taxpayers' favor refunds in excess of $140 million may be required. The Commissioner of Revenue now estimates the contingent liability to be $200 million. The Court heard oral argument on February 5, 2004. Estimated liability is approximately $250 million.

Eminent Domain.

     Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini – Kiewit – Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $150 million.

     Brown Rudnick v. Commonwealth of Massachusetts. This is a breach of contract action against the Commonwealth seeking damages and declaratory and injunctive relief based on the Commonwealth's alleged failure to comply with a contingent attorney's fees agreement in connection with the plaintiff law firms' representation of the Commonwealth against the tobacco industry. In an early ruling in the case, the trial court found that Brown Rudnick's arguments may ultimate inure to the benefit of all five law firms that represented the Commonwealth in the legal action against tobacco manufacturers. The effect of this ruling is to increase the potential exposure for the Commonwealth from $500 million to approximately $1.3 billion. This estimated exposure is based on a claim for a percentage of payments scheduled to be made to the Commonwealth over a period of 25 years under the MSA, with the possibility of additional, but currently unquantifiable, payments to the Commonwealth after that period. It is possible that the law firm plaintiffs in this case may also claim against these contingent future payments, resulting in an exposure to the Commonwealth exceeding $1.3 billion. By memorandum and order dated June 16, 2003, the trial court denied plaintiffs' motion for summary judgment. On December 19, 2003, the trial court jury rejected the claims of the Commonwealth's private tobacco attorneys that they should be paid a fee amounting to 25% of the Commonwealth's tobacco settlement money. The jury awarded the firms 1.2% to be paid by the Commonwealth in addition to the 9.33% already being paid by the tobacco companies. The fiscal impact of the verdict is under review.

     Swachman v. Commonwealth of Massachusetts. The Commonwealth, through its Division of Capital Asset Management, recently took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Although no case has yet been filed challenging the amount paid by the Commonwealth, it is anticipated that the owner will file an eminent domain action seeking compensation over and above the amount already paid by the Commonwealth for the land and may seek and additional $30 million in such an action.

Other Matters.

     Dzialo v. Greenfield. In this case an 11-year old boy suffered severe injuries while attending a camp program at Greenfield Community College. During a water rescue simulation, the boy's foot became caught between rocks and he was submerged for over twenty minutes, suffering catastrophic brain injuries that will likely be permanent. Plaintiffs allege civil rights and negligence claims.

Plaintiff's expert witness estimates total damages at approximately $80 million, which includes compensatory damages to care for the boy for the remainder of his life. The cap on the negligence claims is $300,000 under the Massachusetts Tort Claims Act. Plaintiffs, however, are alleging civil rights violations, which are not subject to the cap.

Michigan Series

     Economic Forecast. The State's economic forecast for calendar years 2004 and 2005 projects faster growth in 2004 and 2005 compared to 2003. Real GDP is projected to grow 4.6% in 2004 and 3.7% in 2005, on a calendar year basis. Light vehicle sales are expected to total 16.8 million units in 2004 and 16.9 million units in 2005.

     The forecast assumed moderate inflation. The U.S. Consumer Price Index is projected to increase by 1.9% in 2004 and 2.5% in 2005. Ninety-day T-bill rates are expected to average 1.5% in 2004 and 2.9% in 2005. The United States' unemployment rate is projected to average 5.6% for 2004 and 5.3% for 2005.

     Like the national economy, Michigan's economy is forecasted to strengthen. After declining for the previous three years, total wage and salary employment is projected to increase 0.5% in 2004 and 1.8% in 2005. The State's unemployment rate is projected to average 7.2% for 2004 and 6.4% for 2005.

     Employment. The State's average unemployment rates for 1998, 1999, 2000, 2001 and 2002 were 3.9%, 3.8%, 3.5%, 5.3% and 6.2%, respectively. In 2002, total employment was 4.691 million, with manufacturing employment averaging 759,100. Employment in the durable goods manufacturing industries was 600,500, and nondurable goods employment was 158,700. The motor vehicle industry, which is an important component in the State's economy, employed 269,800 in the State in 2002.

State Budgetary Process

     State Constitutional Provisions Affecting Revenues and Expenditures. In 1978 the State Constitution was amended to limit the amount of total State revenues raised from taxes and other sources. State revenues (excluding Federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the Fiscal Year 1978-79 revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1% or more, the entire amount of such excess shall be rebated in the following fiscal year's personal income tax or single business tax. Any excess of less than 1% may be transferred to the BSF. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

     The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the Fiscal Year 1978-79. The State originally determined that proportion to be 41.6%, but was later recalculated to be 48.97% . If such spending does not meet the required level in a given year, an additional appropriation for local governmental unit is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above. Spending for local units met this requirement for Fiscal Years 1993-94 through 2001-02.

     State Accounting Practices. The State reports its financial results on a generally accepted accounting principles ("GAAP") basis. The State's accounting practices are conducted in accordance with principles and standards established by the Governmental Accounting Standards Board. The State's Financial report for Fiscal Year 2001-02 was issued on December 26, 2002 and was prepared on a fully GAAP basis.

     State Audit Practices. The State's auditor, the Auditor General, performs financial and performance audits of all the State agencies. Each audit is conducted in accordance with generally accepted governmental auditing standards and is generally broader in scope that those that occur in the private sector. The Auditor General is concerned not only with financial aspects of a State agency, but also with efficiency, compliance with law and economy of operations and program results. The Auditor General annually examines the General Purpose financial statements of the State in accordance with generally accepted auditing standards and his opinion letter discloses departures from GAAP.

Major Funds of the State

General Fund. The General Fund receives those revenues of the State not specifically required to be included in other funds. General Fund revenues are obtained approximately 48% from the payment of the State taxes and 52% from Federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. The General Purpose category is comprised of those revenues on which no restrictions on use apply. The Special Purpose category is comprised of revenues designated for specific purposes and includes a portion of certain major taxes and most Federal aid. Because expenditures are accounted for on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures. Expenditures are not permitted by the State Constitution to exceed available revenues.

     General Fund Revenue Sources. General Purpose revenues consist primarily of that portion of taxes and Federal aid not dedicated to any specific purpose and account for approximately 40% of total General Fund revenues. The passage of property tax and school finance reform, discussed below, significantly affected the sources of State revenues. The actual General Fund - General Purpose total revenues and expenditures for Fiscal Year 2002-03 were $8.376 billion and $9 billion, respectively. Projected Fiscal Year 2003-04 General Fund - General Purpose total revenues and expenditures are $8.235 billion and $8.813 billion, respectively.

     Special Purpose revenues consist primarily of Federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 60% of total General Fund revenues. Federal aid accounted for approximately 74% of Special Purpose revenues. It is estimated that approximately three-fourths of the State's Federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10% and 50%.

     Sales Tax. The state currently levies 6% sales tax on retail sales. Out of the taxes collected, 2% goes to the School Aid Fund, and the remaining 4% is distributed among local units of government, School Aid Fund, General Fund and Comprehensive Transportation Fund.

     Use Tax. The state currently levies 6% tax for the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph and other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. Out of the taxes collected, 2% is distributed to the School Aid Fund and 4% to the General Fund.

     Personal Income Tax. The State levies a flat tax rate on the adjusted gross income of individuals, estates and trusts. The rate was 4.1% and 4.0% in Fiscal Years 2002-03 and 2003-04, respectively. For Fiscal Year 2004-05, the rate will decline to 3.9% . 23% of that revenue would be allocated to the School Aid Fund, and the rest to the General Fund.

     Single Business Tax. In 1999, legislation was passed completely phasing out the single business tax (the "SBT"). Effective January 1, 1999, the SBT rate was reduced from 2.3% to 2.2% and was to be reduced annually by 0.1% each January 1 until the tax was completely eliminated. The annual rate reduction does not occur if the Countercyclical Budget and Economic Stabilization Fund ("BSF") balance for the prior fiscal year is $250 million or less. SBT rate reductions cease until the BSF fiscal year ending balance returns to a level above $250 million. The BSF balance fell below the $250 million threshold at the end of Fiscal Year 2002. As a result, the SBT did not fall on January 1 of 2003 and will remain at its current rate of 1.9% until the BSF balance goes back above $250 million. Legislation was enacted in the summer of 2002 repealing the SBT for tax years beginning after December 31, 2009.

     Other Taxes. The State also levies various taxes on property, real estate transfers, various motor fuel taxes and on tobacco and liquor sales.

     General Fund Expenditures. Approximately two-thirds of total General Fund expenditures are made for education by the Family Independence Agency and by the Department of Community Health.

     State support of public education consists of aid to local and intermediate school districts, charter schools, State universities, community colleges, and the Department of Education, which is responsible for administering a variety of programs that provide additional special purpose funding for local and intermediate school districts.

     The Family Independence Agency and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families ("TANF") block grant, which represent the major portion of social services expenditures. The TANF grant requires State contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with Federal funds supplying more than 50% of the fund.

Other State Funds

     The School Aid Fund. Under constitutional and statutory provisions, the School Aid Fund has received the proceeds of certain taxes. Because the School Aid Fund receives almost all of its direct revenues from the sources which also provide revenues for the General Fund and a General Fund appropriation is made to the School Aid Fund each year, the daily management of the State Treasurer's Common Cash Fund is predicated in part on daily projections of estimated cash flow of the combined General Fund and School Aid Fund.

     The operating costs of local school districts are funded by local property taxes, State school aid and general aid. Approximately 8% of the annual debt service of "qualified" bonds issued by local school districts is funded by borrowing from the State School Bond Loan Fund, with the balance of the annual debt service of both "qualified" and "non-qualified" bonds funded from local property taxes. The School Aid Fund finances State expenditures in the form of financial assistance to public elementary and secondary and intermediate school districts.

     The Common Cash Fund. The Common Cash Fund, which is managed by the State Treasurer, pools the combined cash balances of State monies until paid out as provided by law, including the General Fund and the School Aid Fund, but not certain trusts funds and funds covering the operations of State authorities, colleges and universities. State law authorizes the State Treasurer, with the approval of the State Administrative Board, to transfer cash on hand and on deposit among the various funds (other than certain bond-related funds) to best manage the available cash on hand and to assure that State obligations are paid as they become due. As a result, certain funds may have a negative cash balance for periods of time. All funds with negative balances are required to pay interest on such balances at a rate equal to the average interest earned by the Common Cash Fund on its investments. Allocations of earnings are made quarterly, based upon the average daily balances of the various funds and the common cash investment earnings rate. As of September 30, 2003, the actual balance for funds in the Common Cash Fund was $1.966 billion.

     Budget Stabilization Fund. In 1977, the Budget Stabilization Fund ("BSF") was established to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Calculated on an accrual basis, the unreserved ending accrued balance of the BSF was $1.26 billion on September 30, 2000; $994.2 million on September 30, 2001; $145.2 million on September 30, 2002; and $0 on September 30, 2003.

State Finances

     2003-04 Budget. The 2004 Budget was submitted to the Legislature on March 6, 2003. Revenues for Fiscal Year 2003-04 were estimated in January 2003 and updated on May 13, 2003 and October 14, 2003. The Legislature adopted all but one of the budget bills prior to July 17, 2003. These budget bills were codified in November 2003. In December, the Governor presented, and the Legislature approved, an Executive Order to satisfy the State's balanced budget requirements. The order reduced expenditures by $200 million. Additional expenditure reductions totaling approximately $103 million also were enacted in December 2003 for the current fiscal year's budget.

     Net General Fund-General Purpose revenue for Fiscal Year 2003-04 is estimated to be $8.159 billion. Several budget measures were proposed in the 2004 Budget that will increase the General Fund-General Purpose resources available for Fiscal Year 2003-04. Total resources including proposed increases are estimated to be $9.035 billion for Fiscal Year 2003-04.

     Personal Income Tax - Total income tax collections are forecasted to be $6.024 billion. The General Fund-General Purpose portion of net income tax collections is estimated to be $4.075 billion for Fiscal Year 2003-04.

     Single Business Tax - Gross single business tax collections are projected to amount to $2.013 billion for Fiscal Year 2003-04. All single business tax collections are deposited into the General Fund.

     Sales Tax - Gross sales tax collections are forecasted to total $6.833 billion. The General Fund - General Purpose portion of the sales tax is estimated at $357.8 million.

     Use Tax – Gross use tax collections are forecasted to total $1.324 billion. The General Fund –General Purpose portion of use tax is forecasted to be $882.9 million.

     2004-05 Budget. The proposed 2004-05 Budget was submitted to the Legislature on February 12, 2004. Revenues for Fiscal Year 2004-05 were estimated as of January 14, 2004.

     Net General Fund - General Purpose revenue for Fiscal Year 2004-05 is estimated to be $7.823 billion.

     Personal Income Tax - Total income tax collections are forecasted to be $5.982 billion. The General Fund-General Purpose portion of net income tax collections is estimated to be $3.994 million for Fiscal Year 2004-05.

     Single Business Tax - Gross single business tax collections are projected to amount to $1.963 billion for Fiscal Year 2004-05. All single business tax collections are deposited into the General Fund.

     Sales Tax - Gross sales tax collections are forecast to total $6.901 billion. The General Fund-General Purpose portion of the sales tax is estimated to be $119.7 million. The General Fund-General Purpose portion of the sales tax has been increased in recent years by reductions in the amount of sales tax paid out in revenue sharing to local units of government.

     Use Tax – Gross use tax collections are forecast to total $1.302 billion. The General Fund-General Purpose portion of use tax is forecast to be $867.8 million.

State and State-Related Indebtedness

     Debt Provisions. The State Constitution limits State general obligation debt to (1) short-term debt for State operating purposes, (2) short- and long-term debt for the purpose of making loans to school districts and (3) long-term debt for voter-approved purposes.

     Short-term debt for operating purposes is limited to an amount not in excess of 15% of undedicated revenues received during the preceding fiscal year and must be issued only to meet obligations incurred pursuant to appropriation and repaid during the fiscal year in which incurred. Such debt does not require voter approval.

     Debt incurred by the State for the purpose of making loans to school districts may be issued in whatever amount that is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

     There are also various State authorities and special purpose agencies created by the State which issue bonds secured by specific revenues. Such debt is not a general obligation of the State.

     General Obligation Debt. The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes. As of September 30, 2003, the outstanding principal amount of all State general obligation bonds was approximately $1.371 billion. The State issued $141.3 million in general obligation bonds in Fiscal Year 2000-01, $154.5 million in general obligation bonds in Fiscal Year 2001-02 and $316.8 million in general obligation bonds in Fiscal Year 2002-03. The State also issued $183.3 million in general obligation refunding bonds, which refunded $184.1 million of prior bonds, in Fiscal Year 2000-01 and $300.7 million in general refunding bonds, which refunded $306.4 million of prior bonds, in Fiscal Year 2001-02.

The State did not issue any general obligation notes in Fiscal Years 1998-2002. On May 20,

2003, the State issued $1.247 billion in general obligation notes, which matured and were unpaid on

September 30, 2003. On February 4, 2004, the State issued $1.292 billion in general obligation notes, for cash flow purposes, due September 30, 2004.

     The State has authorized the issuance of Multi-Modal General Obligation School Loan Bonds in the amount of $325.0 million. As of December 1, 2003, there was $260.6 million of such bonds outstanding. The State provides self-liquidity on these bonds. In addition, in November 2002, the State's electorate approved the issuance of $1.0 billion in general obligation indebtedness to assist municipalities in financing water quality and water pollution control projects. On December 18, 2003, the State issued $100 million in general obligation bonds pursuant to this authorization.

     School Bond Loan Program. The State may issue notes or bonds without voter approval for the purpose of making loans to school districts. The net proceeds of such notes and bonds are deposited in the School Bond Loan Fund, which is used to make loans to school districts for payment of debt service on general obligation qualified bonds issued by local school districts for capital improvements.

     If the minimum amount which a school district would otherwise have to levy in any year to pay principal and interest on its “qualified” bonds exceeds 13 mills, or such lesser mileage rate as may be provided by statue, the school district may elect to borrow the excess from the State. So long as a school district levies at or in excess of this limit, it is not required to repay its loan from the State and the loan continues to accrue interest. In addition, every “qualified” school district is required to borrow and the State is required to lend to it any amount necessary for the school district to avoid a default on its qualified bonds. As of December 31, 2003, outstanding principal of and interest on school district loans from the School Bond Loan Fund totaled approximately $517.3 million. Any money repaid by school districts on loans made from the School Bond Loan Fund shall be deposited in the State’s General Fund.

     As of December 31, 2003, approximately $12.9 billion in principal amount of "qualified" bonds of local school districts was outstanding. In the past 30 years, the State has been required only once to advance monies from the State School Bond Loan Fund to make a debt service payment on behalf of a school district, other than for routine loans. In that case the tax collections available to the school district for payment of debt service were escrowed on the due date because of litigation. After the litigation was completed, the escrowed funds were paid in full to the State School Bond Loan Fund.

     Effective for qualified bonds issued on and after October 1, 1998, the State implemented strengthened program mechanics that require advance fund transfers by school districts and paying agent notification prior to qualified bond debt service payment dates. These new procedures further ensure that qualified bond obligations are paid on a timely basis.

     Special Obligation Debt. The Department of Transportation, State Building Authority, the Michigan Underground Storage Tank Financial Assurance Authority and Michigan State Housing Development Authority have outstanding as of September 30, 2003, $6.309 billion of various revenue and special obligation debt and have the authority to issue such debt in the future. Additionally, the State Natural Reserves Commission had outstanding $15.5 million of State Park Revenue Bonds.

Litigation

     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

     On August 22, 1994, the Ingham Circuit and probate courts and others filed suits against the State of Michigan and Ingham County entitled 30th Judicial Circuit, et al v Governor, et al, for declaratory and injunctive relief, and for damages, due to the alleged failure of the State Court Administrative Office to properly calculate Ingham County's reimbursement under the court funding statute. The case has been dismissed by stipulation of the parties because the plaintiffs are raising the same claims as members of a class action captioned as 10th Judicial Circuit, et al v State Michigan, et al. Plaintiffs assert that the amount in controversy exceeds $5 million. The case is currently pending final class certification.

     On November 15, 2000, more than 365 Michigan school districts and individuals filed two suits in the Michigan Court of Appeals. In amended complaints, the school district plaintiffs increased their number to 457 in the first suit, Durant, et al. v. State, et al. ("Durant III"), and to 463 in the second suit,

Adair, et al. v. State, et al. ("Adair").

     Adair asserts that the State has, by operation of law, increased the level of various specified activities and services beyond that which was required by State law as of December 23, 1978 and, subsequent to December 23, 1978, added various specified new activities or services by State law, including mandatory increases in student instruction time, without providing funding for these new activities and services, all in violation of the Michigan Constitution. The Adair plaintiffs have requested declaratory relief, attorneys' fees and litigation costs, but do not seek a money judgment.

     On April 23, 2002, the Court of Appeals dismissed the plaintiffs' complaint in Adair in its entirety and with prejudice. The Court held that all of the Adair plaintiffs were barred from prosecuting all but one of their claims by either the doctrine of res judicata or the principle of release. With regard to the record-keeping claim, the Court held that this is not a new activity or an increase in the level of a state-mandated activity within the meaning of the Michigan Constitution. The Adair plaintiffs filed an application for leave to appeal in the Michigan Supreme Court on May 14, 2002. On December 18, 2002, the Michigan Supreme Court granted the Adair plaintiffs' application for leave to appeal. Oral argument was heard on October 14, 2003, and the case is currently pending before the State Supreme Court.

Minnesota Series

     State resident population grew from 4.390 million in 1990 to 4.934 million in 2000, or at an average annual compound rate of 1.2% . U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2003, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. State population is currently forecast by the U.S. Department of Commerce to grow at an annual compound rate of 0.8% through 2015.

     Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 2003 at a highly aggregative level of detail, the structure of the State's economy parallels the structure of the U.S. economy as a whole. Minnesota's employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of national employment share.

     Some unique characteristics of the State's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the State's employment in 2003 was highly concentrated in the fabricated metals, machinery, and computers and electronics. Of particular importance is the computers and electronics category in which 24.6% of the State's durable goods employment was concentrated in 2003, as compared to 15.2% for the United States as a whole. The emphasis is partly explained by the location in the

State of Unisys, IBM, Seagate Technology, and other computer equipment manufacturers that are included in the industrial machinery classification. Concentration in the instruments and miscellaneous category is partly explained by the presence in the State of Medtronic and other manufacturers of cardiac pacemakers.

     The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2003, 36.5% of the State's non-durable goods employment was concentrated in food manufacturing. This compares to 27.3% in the national economy. Food manufacturing relies heavily on renewable resources in Minnesota. Over half of the State's acreage is devoted to agricultural purposes and nearly one-third to forestry. Printing and publishing are also relatively more important in the State than in the U.S.

     Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped to 3,500 in 2003, down from nearly 6,100 in 1990. It is not known whether recent layoffs are permanent. The State, however, retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

     Another measure of the vitality of the State's economy is its unemployment rate. During 2002 and 2003, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.4% in 2002, as compared to the national average of 5.8%. In 2003, the State's unemployment rate averaged 5.0%, as compared to the national average of 6.0%.

     In the period 1990 to 2000, total employment growth in the State exceeded national growth. Manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-2002 periods. From 1990 to 2000, total employment in the State increased 23.3% while increasing 19.9% nationally. Employment data indicates the recession that began in July 1990 was less severe in Minnesota than in the national economy and that the State's recovery was more rapid than the nation's. Public data, however, indicates the recession that began in March 2001 has been more severe in Minnesota than in the national economy. From 2000 to 2003, State employment declined 0.9% compared to 1.4% nationally.

     Since 1990, State per capita personal income has usually been within 9% of national per capita personal income. The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of two recessions and some difficult years in agriculture. In 2003, Minnesota per capita personal income was 108.9% of its U.S. counterpart.

State Finances

     Budgeting Process. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium which began on July 1, 1999, and which ended on June 30, 2001, is referred to herein as the "2000-2001 Biennium." The biennium which began on July 1, 2001, and which ended on June 30, 2003, is referred to herein as the "Previous Biennium." The biennium which began on July 1, 2003 and which will end on June 30, 2005, is referred to herein as the “"Current Biennium." The biennium that will begin on July 1, 2005 and which will end on June 30, 2007, is referred to herein as the "Next Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

     The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law will remain in place and that current federal budget authority will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

     The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

     The State Constitution requires the State Treasurer to maintain a State bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State Auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such State bonds through July 1 of the second ensuing year.

     The cash flow account (the "Cash Flow Account") was established in the Accounting General Fund (the "AGF") for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature did not fund the Cash Flow Account for the Current Biennium. However, the Legislature did provide that if, on the basis of a future revenue and expenditure forecast, the Commissioner of Finance determines that there will be a positive unrestricted budgetary AGF balance at the close of the biennium, the first $350 million of the balance will be allocated to the Cash Flow Account.

     The budget reserve account (the "Budget Reserve Account") was established in the AGF for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature established the Budget Reserve Account at $522 million for the Current Biennium. The Legislature did provide that if, on the basis of a future revenue and expenditure forecast, the Commissioner of Finance determines that there will be a positive unrestricted budgetary AGF balance at the close of the biennium, and after the first $350 million of the balance is allocated to the Cash Flow Account, the Budget Reserve Account receives the next allocation until its balance is $653 million.

The Budget Reserve Account was increased from $522 million at the end of the 2003 legislative session to $631 million at the November 2003 forecast. After closing the books for the Previous Biennium, $104 million was available to be allocated to the Budget Reserve Account. In addition, a $6 million excess in the assigned risk plan was transferred to the Budget Reserve Account.

     Current Biennium Budget Commentary. Net non-dedicated revenues for the Current Biennium were forecast to total $26.562 billion, an increase of $1.913 billion or 7.8% from levels projected in the November 2002 forecast for the Previous Biennium. Receipts from individual income taxes were forecast to total $12.173 billion. Sales tax receipts were forecast to be $8.188 billion. Corporate income taxes were forecast at $1.348 billion. Motor Vehicle Sales Tax receipts were projected to total $536 million. Statewide property tax receipts were expected to be $1.207 billion. Revenues from tobacco settlements were projected to be $392 million. Other non-dedicated revenues were projected to total $2.718 billion.

     The November 2002 forecast indicated a projected AGF budget shortfall of $4.560 billion. The November 2002 forecast used planning estimates based on the assumption that current laws and policies for the Previous Biennium would continue unchanged. Expenditure projections assumed the extension of current programs, adjusted only for projected changes in caseload and enrollment. Based on statutory direction by the Legislature, no adjustments for inflation were made in future spending except for those in statute. The current law forecast shortfall for the Current Biennium included an unresolved $332 million forecast deficit from the Previous Biennium because no action had occurred to eliminate that deficit.

     Expenditures for the Current Biennium were estimated to total $30.975 billion, an increase of $3.876 billion (14.3%) more than the November 2002 estimate for the Previous Biennium. Of this increase in biennial spending, $2.112 billion occurred in education finance. More than one-half of this increase resulted from significant school finance and property tax reform begun in the second year of the Previous Biennium. Under this reform, the State assumed the full cost of the general education program. Health care programs accounted for $1.119 billion of the total increase in AGF spending, a 23% increase over the Previous Biennium. Increases in projected health care spending were primarily the result of growing costs in medical assistance health care services and higher General Assistance Medical Care caseloads. Net spending in all other budget areas was forecast to decline from the Previous Biennium due to significant one-time spending in the previous period for AGF financed capital projects and transportation projects.

     The final enacted budget for the Current Biennium conformed closely to all the major recommendations by the Governor. Compared to the February 2003 forecast of AGF revenues and expenditures that indicated a total budget shortfall of $4.235 billion, the following represent the primary changes enacted to balance the budget: (1) legislative actions affecting the Previous Biennium added $192 million, with $180 million as the balance brought forward from the Previous Biennium to the Next Biennium; (2) revenue changes and transfers from other funds added $1.959 billion in additional resources, while reductions from forecast spending levels will save $2.509 billion in authorized spending; and (3) $426 million will be added to the Budget Reserve Account to increase it to a total of $522 million.

     No general tax increases were enacted. Total spending, excluding the impact of payment schedule changes, was $367 million above the Governor's recommendation. This increase in spending was funded by $258 million of additional resources in the form of increased fees and one time transfers from other state funds. Also offsetting the increased spending were additional changes in education aid and human services payment schedules that will yield $92 million in expenditure savings in the Current Biennium above the level recommended by the Governor.

     The 2003 legislative sessions produced no significant tax law changes. AGF resources are forecast to be $28.822 billion. This is an increase of $1.959 billion over the amount forecast in the February 2003 forecast. This increase in resources is attributable primarily to a $1.029 billion one-time transfer of funds previously set-aside in tobacco endowment accounts, $738 million resulting from changes in tax collection schedules and one-time transfers from other funds, and increased fees and other non-tax revenues that are deposited to the AGF.

     Authorized AGF spending for the Current Biennium was estimated at $28.300 billion. Compared to Previous Biennium expenditures, this represents a biennial expenditure growth of $1.547 billion, or 5.8% . Compared to the February 2003 forecast of AGF spending, authorized spending will be $2.509 billion less than forecast. Of this amount, $2.006 billion represents permanent expenditure reductions made across major program areas, and $503 million represents expenditure savings resulting from one-time payment changes in payment schedules to school districts and counties. Total expenditures authorized by the 2003 Legislature were similar to those recommended by the Governor.

     Current Biennium Update. The State released revised forecasts of General Fund revenues and expenditures for the Current Biennium in November 2003 and February 2004. Forecast revenues were expected to total $28.235 billion, $407 million more than prior estimates. Projected spending was reduced to $28.158 billion, $143 million less than prior estimates. The decrease was net of $84 million in authorized spending moving forward from the Previous Biennium. The Budget Reserve Account was increased from $522 million to $631 million.

     In February 2004, the projected deficit for the Current Biennium was reduced by $25 million. Changes to forecast revenues and expenditures were minor. Revised forecasts estimated revenues to total $28.111 billion, $46 million less than the November 2003 forecast.

     In March 2004, the Governor submitted a supplemental budget recommendation to the Legislature to eliminate the $160 million projected deficit based on the November 2003 and February 2004 forecasts. However, the Legislature adjourned in May 2004 without enacting these recommended measures. On May 27, 2004, the Governor took executive action to address the projected $160 million budget deficit. The 2004-05 budget will be impacted by carryovers from Fiscal Year 2003. One time transfers of $1.3 billion will be made to the AGF in the current fiscal year.

State Revenue Sources

The State's principal sources of non-dedicated revenues are taxes of various types.

     Income Tax. The income tax rate schedules for 2003 consist of three income brackets having tax rates of 5.35%, 7.05% and 7.85% . The tax brackets are indexed annually for inflation, and the base of the tax is federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $296. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents.

     Sales and Use Tax. The sales tax of 6.5% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the federal government and school districts are exempt.

     Statewide Property Tax. Beginning with property taxes payable in 2002, there is a State general property tax of $592 million levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Beginning in Fiscal Year 2004, the increase in the amount of the State general property tax levy received over the previous fiscal year is dedicated to education aid or higher education funding.

     Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that gives a 75% weight to sales, a 12.5% weight to payroll and a 12.5% weight to property. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax.

     Minnesota requires 80% of federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from federal "bonus depreciation." Additionally, a fee of up to $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

     Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 2.0% for domestic and foreign company premiums; (b) 1.0% for mutual property and casualty companies with assets of $5.0 million or less on December 31, 1989; (c) 1.26% for mutual property and casualty companies with assets in excess of $5.0 million but less than $1.6 billion on December 31, 1989; (d) 3.0% for surplus line agents; (e) a 0.5% Fire Marshal tax on fire premiums; (f) a 2.0% surcharge on fire premiums for property located in cities of the first class; and (g) a 1.0% health maintenance organizations ("HMOs") tax.

     Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. In Fiscal Year 2002, 30.86% of the collections were dedicated to transportation related funds . In Fiscal Year 2003 that increased to 53.75%, and in Fiscal Year 2004 it increased to 55.75% .

     In addition to the general sales tax, a 6.2% sales tax is imposed on the lease or rental, on a daily or weekly basis, of a passenger automobile, van or pickup truck. In order to comply with the multistate agreement on a "streamlined" sales tax, this tax is repealed effective December 31, 2005.

     Liquor, Wine and Fermented Malt Beverages. Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from 30¢ per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. Liquor, wine and beer sales are also subject to sales tax at a rate of 9.0% .

     Cigarette and Tobacco Products Taxes. The excise tax on cigarettes is 48 ¢ per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products.

     Estate Tax. The tax base is the federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit.

     Mortgage Tax. A tax of 23 ¢ is imposed on each $100 dollars of debt secured by real property. Ninety-seven percent of the proceeds go to the AGF and 3% to the country in which the property is located.

     Deed Tax. A tax of $1.65 per $500, or .0033% for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing. Ninety-seven percent of the proceeds go to the AGF and 3% to the county in which the property is located.

     Legalized Gambling Taxes. The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutual horse races at licensed tracks. An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance. A 1.7% tax is imposed on the "Ideal Gross" of each pull-tab or tipboard deal sold by a distributor. In addition, a "Combined Receipts Tax," with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

     In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income. The AGF receives no unrestricted Federal grants. The only Federal funds deposited into the AGF are to reimburse the State for expenditures on behalf of federal programs.

     Tobacco Settlement. On May 8, 1998, the State entered into a settlement of a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index as outlined in the settlement documents.

State Expenditures

     In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the AGF. A separate fund, called the Health Care Access Fund, has been established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare program. Program expenditures are limited to revenues received in the Health Care Access Fund. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and HMOs. For calendar years 2002 and 2003, these permanent taxes have been temporarily lowered to 1.5% and 0%, respectively. The provider tax will continue at 1.5%, and the gross premium tax will remain at 0% until calendar year 2004. On June 30, 2005, the balance in the Health Care Access Fund will be transferred to the AGF. As part of the 2004 budget balancing plan, the Governor reduced a discretionary transfer of $114.6 million from the AGF to the Health Access Fund by $110 million.

     The State has also established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the AGF to the Commissioner of Education the amount needed to pay any warrants that are issued.

     The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of August 1, 2004, there were approximately $628 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

     School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than five years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. As of August 1, 2004, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2031, is approximately $9.8 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

     Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the Current Biennium the total amount of principal and interest coming due as of August 1, 2004 is about $1.0 billion, with the maximum amount of principal and interest payable in any one month being $395 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

     Minnesota has also established a county credit enhancement program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Public Facilities Authority to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the AGF to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

     The amounts paid on behalf of any county are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Public Facilities Authority. Counties are authorized to issue general obligation bonds and must levy a direct, irrevocable ad valorem tax on all taxable property in the county for the years and in amounts sufficient to produce sums not less than 5% in excess of the principal of and interest on the bonds when due. The program enrolls county general obligation bonds issued for jails and correctional facilities, law enforcement facilities, social services and human services facilities, and solid waste facilities.

     As of August 1, 2004, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2023, was approximately $76 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the Current Biennium the total amount of principal and interest coming due August 1, 2004 was $3.36 million with the maximum amount of principal and interest payable in any one month being $2.0 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

State Indebtedness

     During the first fiscal year in the Current Biennium, the State's total long-term debt obligations increased by $466 million (9.0%), which was primarily from the issuance of general obligation bonds to financial various State activities. The State also issued $392 million in refunding bonds in June 2003. As of August 1, 2004, the State had approximately $3.3 billion in outstanding general obligation bonds, with another $1.1 billion in authorized but unissued bonds.

     Ratings. The State's general obligation bonds are rated as follows: Aa1 by Moody's Investor Services, Inc.; AAA by Standard & Poor's Ratings Services; and AAA by Fitch Ratings, Inc.

Litigation

     While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $10 million on the State's expenditures or revenues during the Current Biennium.

     Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The tort claims appropriations for the Fiscal Years ended June 30, 2003 and 2004 is $761,000. The maximum limit of liability for tort claims is $300,000 for any one claim and $1.0 million for any number of claims arising from a single occurrence.

     Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers or employees, are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $10 million in excess of current levels.

     Eminent Domain Actions. At any one time, there are hundreds of Department of Transportation eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $10 million. Liability arising out of decisions unfavorable to the State may impact the State's trunk highway fund.

     Amoco, et al., v. Commissioner of Revenue. Both the Commissioner and Amoco have appealed Minnesota Tax Court rulings to the Minnesota Supreme Court relating to the State's corporate franchise tax. The Minnesota Supreme Court's ruling resulted in the State's ability to collect only $6 million of the $30 million originally assessed.

     AT&T Corp. v. Commissioner of Revenue. The taxpayer appeals, as a representative of Qwest Corp., from the denial of sales and use tax refund claims for the periods January 1990 through January 1996. The claim, in the approximate amount of $10 million, alleges that Qwest purchased equipment that qualifies under the capital equipment exemption. The taxpayer also asserts that the application to Qwest of the subsequent law violates due process. The case was settled and the Supreme Court dismissed the appeal on June 8, 2004.

     Automatic Merchandising Council, et al., v. Commissioner of Revenue, et al. Plaintiffs, a membership organization comprised of suppliers and operators of vending machines and an operator of vending machines, seek a declaratory judgment that, imposition of the tax on sales of food through vending machines is unconstitutional under the Federal Equal Protection Clause and the Uniformity Clause of the State Constitution. A determination in the Plaintiffs' favor would result in a potential tax refund liability well in excess of $10 million when applied as precedent to Plaintiffs' subsequent tax periods, as well as to the potential refund claims of other vending companies. Plaintiffs' motion for summary judgment was heard on August 26, 2002. In November 2002, the court denied the motion and granted summary judgment for the Commissioner. Plaintiffs' appeal was denied by the appellate court, whose decision was subsequently upheld by the Supreme Court on June 24, 2004.

     Sprint Spectrum LP, Sprint Communications Company, LP, and United Telephone Company of Minnesota v. Commissioner of Revenue; and XO Communications, Inc. v. Commissioner of Revenue. Plaintiffs, regional telecommunication public utilities, claim they are entitled to capital equipment refunds of sales taxes paid, based on the theory that they were using the equipment for the tax-exempt purposes of "manufacturing, fabricating or refining" of "tangible property." The Tax Court issued its decision affirming the Commissioner's denial of the refund claims in the Sprint and United Telephone cases on May 23, 2003. On April 1, 2004, the State Supreme Court reversed the Tax Court's decision in Sprint. The XO Communications case was then remanded to the Tax Court. The parties in XO Communications have stipulated to remand the case to the Commissioner for an auditing of the refund claims. In addition, Qwest Communications, which had a similar refund claim previously denied by the Tax Court, has asked for that judgment to be reopened in light of the Sprint decision.

     Austin, et al. v. Goodno. Plaintiffs, Minnesota Family Investment Program ("MFIP") recipients, filed a class action seeking to block changes to the MFIP made in the 2003 legislative sessions, including a Supplemental Social Security Income deeming provision, a requirement that a family's HUD housing assistance be counted as unearned income and a lowering of the exit level for MFIP from 120% to 115% of the federal poverty guidelines. On February 27, 2004, the district court granted injunctive relief requiring the Department of Human Services ("DHS") to comply with certain Federal agency standards prior to amending MFIP. DHS has appealed and the matter is pending.

     Council of Independent Tobacco Manufacturers of America, et al. v. The State of Minnesota, et al. Plaintiffs challenge the statutorily imposed fee of 35¢ per pack on the sale of cigarettes manufactured by a manufacturer that is not making annual payments to the State under the settlement in State v. Philip Morris Inc., et al., or that has not entered into a similar agreement that would also require annual payments. Plaintiffs challenge the enforceability of the statute alleging that it abridges free speech, violates equal protection and due process guarantees, and is a bill of attainder. Plaintiffs' motions for a temporary restraining order was denied. Plaintiff's appeal is pending and a decision is expected in mid-September 2004. The fee is estimated to generate over $12.9 million over the Current Biennium.

     ARRM, et. al. v. Goodno, et. al. Two cases have been consolidated in Federal court. All plaintiffs are challenging the State's provision of services under the State's Mental Retardation/Related Condition Waiver ("MR/RC Waiver"). If the plaintiffs succeed, MR/RC Waiver costs may increase by up to $56 million through fiscal year 2005. The State and Federal government have both filed motions to dismiss and the plaintiffs have filed motions for preliminary injunctions. All parties are awaiting decisions from the court.

Northern States Power Co., d/b/a Xcel Energy, Inc. v. Minnesota Metropolitan Council, et. al.

Plaintiff brought an inverse condemnation action alleging the construction of a light rail system in Minneapolis constituted a "taking" of its property. The State's motion to dismiss was granted and plaintiff appealed. The appellate court reversed the dismissal and the defendants appealed to the State Supreme Court. Argument was held on May 22, 2004 and a decision is pending. If the plaintiff prevails, costs to the State could exceed $10 million.

     Rukavina, et al. v. Pawlenty, et al. In January 2003, two State legislators, two State residents and an association of counties and school districts sued the Governor and the Commissioner of Finance claiming that the Governor and Commissioner's unallotment of $49 million from the Minnesota 21st Century Minerals Fund to the AGF was in violation of State law and the State Constitution.

The court of appeals heard arguments on May 22, 2004 and the parties are awaiting a decision. The Plaintiffs are requesting the $49 million be restored to the fund from the AGF.

North Carolina Series

     The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. The State's estimated population as of July 1, 2003 was 8,407,248. During the period from 1993 to 2003, the State's population increased 21%. The State has seven municipalities with populations in excess of 100,000 and two municipalities with populations in excess of 250,000.

Economic Characteristics

     The economic profile of North Carolina consists of a combination of services, trade, manufacturing, agriculture and tourism. Nonagricultural wage and salary employment accounted for approximately 3,864,600 jobs in December 2003. The largest single segment of jobs was approximately 1,628,400 in the service sector. Based on data from the United States Bureau of Labor Statistics, the State ranked eleventh nationally in non-agricultural employment and eighth nationally in manufacturing employment. As the State's economy has become less dependent upon agriculture and manufacturing, the service sector of the economy has grown over the past several decades, resulting in a significant increase in per capital income. During the period from 1993 to 2003, per capita income in the State grew from $19,770 to $27,711, an increase of 40%, according to the United States Department of Commerce, Bureau of Economic Analysis. During the same period, the seasonally-adjusted labor force grew from 3,563,900 to 4,187,500, an increase of 17.5% according to the North Carolina Employment Security Commission.

     Services. The services industry sector constitutes the single largest job segment of the State's economy and employed approximately 78% of the State's work force in 2003, as the State moves from a manufacturing economy to a service-based economy. This industry includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

     The Research Triangle Park (the "Park") is one of the largest planned research parks in the world, covering over 7,000 acres. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh, each of which provides research capabilities to industries located in the Park. The Park has grown steadily since its inception, with approximately 140 facilities and employing approximately 38,500 people, and has generated growth in the surrounding areas for homes and commercial and industrial sites.

     Charlotte, the State's largest city, is the second largest financial center in the United States, serving as headquarters for financial institutions with assets of approximately $969 billion. The State's recognition as a leading financial center is attributable to a number of factors. Among the most important factors are certain State laws permitting branch banking and the location of a branch of the Federal Reserve Bank in Mecklenburg County, where Charlotte is located. Bank of America Corporation and Wachovia Corporation, both headquartered in Charlotte, are two of the nation's four largest bank holding companies. As of December 2003, Bank of America Corporation and Wachovia Corporation were ranked third and fourth in the nation, respectively, in terms of total assets.

     Trade. The trade sector is the second largest job segment of the State's economy, employing approximately 19% of the State's workforce in December 2003. This industry includes wholesale and retail trade as well as transportation and warehousing.

     Agriculture. Agriculture is another basic element of the State's economy. In 2002, the State's agricultural industry, including food, fiber and forest, contributed over $62 billion to the State's economy, accounted for over 22% of the State's income and employed approximately 20% of the State's work force. Gross agricultural income was in excess of $6.6 billion in 2002, placing the State ninth in the nation in gross agricultural income. In 2002, the State ranked sixth in the nation in net farm income. The State currently has the third most diversified agricultural economy in the nation. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 32% of gross agricultural income for 2002, followed by the pork industry at approximately 21%, nursery and greenhouse products at approximately 13% and the tobacco industry at approximately 10%.

     Manufacturing. North Carolina's economy has historically enjoyed a strong manufacturing base. Manufacturing firms employ approximately 15.5% of the total non-agricultural workforce. The State's manufacturing sector has experienced a decline in exports from approximately $17.9 billion in 2000 to approximately $14.7 billion in 2002 according to the United States Census Bureau. Despite these declines, the State has continued to experience significant investment within the State by international firms and is ranked fifteenth largest among the states in export trade. The number of international firms with a presence in the State increased by 39.6% since 1999. Manufacturing jobs in the traditional sectors of textiles and apparel have declined, a trend exacerbated by Federal trade policy. These sectors, however, accounted for only 2.8% of total non-farm employment in December 2003. While North Carolina remains the national leader in textile employment, textile and apparel sector employment has decline from 28% of total goods-producing sector in January 1990 to 18% in December 2003. Durable goods manufacturers, such as transportation equipment, have gained share of the total goods-producing sector during this time period.

     Tourism. Travel and tourism is increasingly important to the State's economy. Travel and tourism revenues contributed approximately $12.1 billion to the State's economy in 2002, an increase of $200 million over 2001. The North Carolina travel and tourism industry directly supports more than 182,600 jobs, representing approximately 4.8% of total non-agricultural employment.

     Other. A significant military presence in North Carolina also contributes to the diversity of the State's economic base. With Fort Bragg and Pope Air Force Base (42,500 and 5,000 military personnel in 2001, respectively) Camp Lejeune Marine Corps Base and New River Marine Corps Air Station (aggregating over 42,000 military personnel in 2000), Cherry Point Marine Corps Air Station (8,000 military personnel in 2000), and Seymour Johnson Air Force Base (6,500 military personnel in 2001) the State has one of the largest concentrations of military personnel in the country. Estimates of the entire military community in the State, including active and retired military personnel, their dependents and civil service employees, range as high as 250,000 individuals with an overall economic impact to the State in excess of $7 billion per year.

     The North Carolina economy is also supported by a good utility infrastructure. Prior to the authorization of the Clear Water and Natural Gas Act, 34 counties in the State were unserved by natural gas pipelines. At present, primarily due to the issuance of natural gas bonds, there are approximately 11 unserved counties located primarily in the eastern portion of the State. After the issuance of the remaining natural gas bonds, four counties are predicted to be unserved.

     Tobacco Settlement. North Carolina is also one of 14 states that have entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period, which began in 1999.

     In 2003, the General Assembly directed the diversion of $78 million of the tobacco settlement funds to support General Fund appropriations for Fiscal Year 2003-03. At the same time, the General Assembly similarly directed the diversion of settlement funds to support General Fund appropriations in the amount of $66.8 million for Fiscal Year 2003-04 and $65 million for Fiscal Year 2004-05.

Revenue Structure

     North Carolina's three major operating funds that receive revenues and from which monies are expended are the General Fund, the Highway Fund and the Highway Trust Fund. There are no prohibitions or limitations in the State Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

General Fund-Tax Revenue.

     Individual Income Tax. State income tax due is computed under a four-tiered bracket system with tax rates of 6%, 7%, 7.75% and 8.25% . The 8.25% rate terminates on December 31, 2005. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

     Corporation Income Tax. A tax is levied at the rate of 6.90% on net income of both foreign and domestic corporations. Net income is derived by making certain adjustments to the Federal taxable net income of corporations, such as taxes on income and excess profits and interest on obligations of the United States. The State Constitution limits the maximum tax rate to 10% of net income.

     Sales and Use Tax. A general tax rate of 4.5% is levied on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. The general tax rate is statutorily set to revert to 4.0% after June 30, 2005. Preferential tax rates are also levied on sales, use or rental of specific types of property and services as follows: boats and aircraft, 3% (maximum of $1,500 per boat or aircraft); farm and manufacturing machinery and equipment, 1% (maximum of $80 per single article); manufactured/mobile homes, 2% (maximum of $300 per section); electricity, 3%; telecommunication services, 6%; spirituous liquor, 6%; direct-to-home satellite service, 5%; and sales of electricity to farmers, manufacturers and commercial laundries and dry cleaners, 2.83% (0.17% for manufacturers who used 900,000 or more megawatt-hours in the previous fiscal year). Principal items exempt from the tax include raw materials, containers, shipping materials, fertilizer and seed sold to farmers, feed, certain farm products and prescription medicines. Food purchased for home consumption, with a few narrowly defined exceptions, is also exempt from sales tax. Motor vehicle sales and rentals and motor fuels are taxed under different schedules. Refunds of the tax are granted to the Federal and local governments, other specified governmental entities, nonprofit religious, educational and charitable organizations, and eligible businesses for qualifying machinery and equipment purchased for use in low-income counties. State agencies are granted refunds of local sales taxes paid. Local sales and use taxes of 2% are collected on transactions taxed at the 4.0% general State rate and on food and are distributed to counties and local units within the county where the tax is collected. The State has provided counties with the authority to levy and additional ½ ¢ sales tax. The General Assembly has also approved an annual sales and use tax holiday on the first Friday, Saturday and Sunday in August of each year. During this period, sales and use taxes will not be charged on clothing, clothing accessories, footwear, school supplies (of $100 or less per item) and computers, printers, printer supplies and educational software (of $3,500 or less per item).

     Highway Use Tax on Motor Vehicle Rentals. Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short- and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for most commercial vehicles, with no maximum for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

     Corporation Franchise Tax. A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. These bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State. A tax of 3.22% is levied on the gross receipts of electric power and light companies. Municipalities receive quarterly distributions equal to 3.09% of taxable gross receipts from sales of electric power within their jurisdiction during the preceding calendar quarter.

     Piped Natural Gas Excise Tax. An excise tax is levied on piped natural gas and the tax rate is a declining block rate based on the number of therms of gas consumed in a month. The rate starts at 4.7¢ for the first 200 therms received and declines to 0.3¢ for the number of therms received in excess of 500,000. Municipalities receive quarterly distributions equal to one-half of the tax proceeds collected from customers within their jurisdiction during the previous calendar quarter.

     Alcoholic Beverage Tax. Liquor is sold in stores owned and operated by local ABC Boards where such stores are permitted by local governments. A tax at the rate of 25% of the sales price is levied by the State. Profits from operation of the stores are distributed to the county or municipality. Counties and municipalities where beer and wine are sold receive on a per capita basis an annual distribution of a percentage of the net amount of excise taxes collected on the sale of malt beverages and wine during the 12-month period ending March 31 each year. Local elections may be held on the question of permitting the sale of liquor by the drink by qualified restaurants and clubs. An additional tax of $20 per four liters is levied on liquor purchased by restaurants and clubs for resale as mixed beverages; $9 of the additional tax remains with the local jurisdiction, $10 is distributed to the General Fund and $1 is dedicated to the Department of Health and Human Services for alcohol or substance abuse rehabilitation.

     Insurance Tax. A tax is levied on insurance companies based on gross premiums from business in the State at the following rates: (a) 2.50% for workers' compensation; (b) 0.50% for hospital, medical and dental service corporations; (c) 1.9% for all other policies; (d) an additional 1.33% for fire and lightning coverage; and (e) an additional 0.5% for fire and lightning coverage within a fire district. Out-of-state insurers are also subject to a premium tax and must pay the higher of the rates that would apply to North Carolina insurers doing business in the home state or North Carolina tax rates. The rate for the regulatory charge, which is set annually, is currently set at 6.5% of the gross premiums tax liability.

     Estate Tax. The estate tax is a transfer tax on the estates of resident decedents and nonresident decedents owning real or tangible personal property or intangible personal property with tax situs in North Carolina, and that are subject to the Federal estate tax. The tax is equal to the credit for state death taxes allowed on the Federal estate tax return. Provisions are included for prorating the Federal credit for state death taxes among North Carolina and other states in which property owned by the decedent was located.

     Tobacco Products Tax. A 5¢ tax is levied on each package of 20 cigarettes. Tobacco products other than cigarettes are subject to a tax of 2% of the wholesale price.

     Other Taxes. Other taxes levied for support of the General Fund include a gift tax, freight car tax and various privilege taxes.

General Fund-Non-Tax Revenue.

     Institutional and Departmental Receipts. The State receives various items of institutional and departmental receipts, which are deposited with the State Treasurer. The most important of these are fees, tuition payments and Federal funds collected by State agencies.

     Disproportionate Share Receipts Account. In connection with the Medicaid program, the State receives disproportionate share payments from the Federal government for the State-owned hospitals that serve a disproportionate share of indigent patients. Each year, the General Assembly appropriates a specified amount of these payments as non-tax revenue, an amount equal to $100 million for Fiscal Year 2003-04. Any excess disproportionate share revenues received above those budgeted are reserved by the State for future appropriations.

     Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State on investments of General Fund monies and revenues from the judicial branch. Various fees and other charges and receipts are also classified as "other non-tax revenue."

Highway Fund and Highway Trust Fund.

     The State has approximately a 78,491-mile highway system. The maintenance and upkeep of the highway system absorbs a major portion of the State Highway Fund.

     Legislation creating North Carolina Highway Trust Fund was passed by the General Assembly in 1989. The legislation provides that revenues of the Highway Trust Fund will be generated by a 3% highway use tax on the retail value of motor vehicles purchased or titled in the State, 25% of all motor fuel tax revenues, increases in fees charged for the issuance of certificates of title, other fee increases, and all interest and income earned by the Highway Trust Fund. From the proceeds of the highway use tax, $170 million was transferred to the General Fund in each fiscal year 1992 through 2001. The amount of the transfer was increased by the General Assembly to $251.7 million for Fiscal Year 2001-02 and to $377.4 million for Fiscal Year 2002-03, and thereafter is scheduled to be $250 million per year. Monies in the Highway Trust Fund are being used to construct a network of major multi-lane arterial highways to provide a high level of travel service throughout the State and to connect major population centers inside and outside the State. In addition, the Highway Trust Fund, in conjunction with bond issuances, is being used to construct urban loops and to pave Intrastate System highways and secondary highway system projects.

     Motor Fuels Tax. The tax on motor fuels in 17.5¢ per gallon plus the greater of 3½¢ per gallon or 7% of the average wholesale price determined semiannually by the State and stated as cents per gallon. The tax rate based on the average wholesale price is 6.7¢ per gallon through December 31, 2003, making the total combined rate 24.2¢ per gallon. Refunds or exemptions are granted to the Federal government, State and local governments and selected non-profit organizations. An amount equal to collections from a

½¢ tax rate is transferred to funds created to pay the cost of certain environmental cleanup programs, 75% of the remaining net collections are deposited in the Highway Fund or highway purposes; the balance is deposited in the Highway Trust Fund for road construction.

     Highway Use Tax. For the use of the highways, a tax of 3% is levied on the retail value of motor vehicles when purchased or titled in the State. Collections, along with the 3% portion of the tax on gross receipts from motor vehicle rentals, are deposited in the Highway Trust Fund.

     Motor Vehicle License Tax. An annual license tax is levied at the rate of $20 per private passenger vehicle. The tax imposed on vehicles of common carriers of passengers and on property-hauling vehicles is based on weight. The tax on farm trucks is approximately one-half of the rate levied on private and contract haulers. Collections are deposited in the Highway Fund.

     Non-Tax Revenue. The State places non-tax revenue from various sources in the Highway Fund. The most important source is Federal aid. Other sources are interest on the investment of Highway Fund monies and a gasoline inspection fee of ¼¢ per gallon. In addition, the Highway Trust Fund receives non-tax revenues generated by increases in fees charged for the issuance of certificates of title and other fees increases and all interest and income earned by the Highway Trust Fund. Interest earned on investments in the Highway Fund and Highway Trust Fund for Fiscal Year 2002-03 was $47.3 million and $15.1 million, respectively.

     Total revenues for the Highway Fund and the Highway Trust Fund in Fiscal Year 2002-03 were $2.16 billion and $942.3 million, respectively.

Balanced Budget

     The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

     The Executive Budget Act, adopted in 1925, sets out the procedure by which the State's budget is adopted and administered, which also mandates the adoption of a balanced budget. State statutes provide that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made." The purpose and policy of such statute are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to prevent any such overdraft or deficit. Prior to taking any action to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission. The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reduction arises.

State Budget

      The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) Federal funds; and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29% of the total State budget. The largest share of Federal funds is designated to support programs of the Department of Health and Human Services ("DHHS") such as income maintenance, vocational rehabilitation, and public health. The other major recipients of Federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

     Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sales of goods and services, grants, and various other receipts. These receipts represent approximately 9% of the total State budget.

     All funds presented to and reviewed by the General Assembly and as to which it takes dispositive action are considered "appropriated" or authorized by it.

General Fund

     2002-2003 General Fund Budget and Commentary. The General Fund budget for Fiscal Year 2002-2003, as revised by the General Assembly in its 2002 short session, was $14.35 billion. This amount represented a decrease of $431 million or 3% from the original budget passed in the 2001 session. In determining the General Fund revenue forecast for 2002-2003, a significant decision was made by the General Assembly to assume 0% growth in the underlying state economic base. This conservative assumption recognized the many uncertainties facing the North Carolina economy during 2002-2003, including the potential for further terrorist attacks and the unsteady United States financial markets. Actual General Fund "baseline" revenue collections under State tax laws as of January 1, 2002 were expected to increase by 2.3% in 2002-2003, reflecting the annualization of the revenue enhancements enacted in 2001.

     Baseline revenues alone were insufficient to continue essential State services. As a result, during the 2002 short session, the General Assembly enacted several General Fund enhancements for Fiscal Year 2002-2003, which totaled $866.1 million. The most significant component of the enhancements was the accelerated repeal of the local government reimbursements ($333.4 million), which were payments by the State to replace certain revenues lost by local governments in connection with the repeal by the State in prior years of certain taxes. Local governments were granted the authority to establish a one-half cent local option sales tax to replace the reimbursements. Also, the annual transfer from the Highway Trust Fund was increased from the historic $170 million by an additional $205 million for 2002-2003, of which $250 million is expected to be on a recurring basis. The State's tax laws were also charged to eliminate several tax preferences. Specifically, the General Assembly took steps to ensure that businesses organized as partnerships pay the franchise tax. The General Assembly also broadened and clarified the definition of business income to minimize the ability to multi-state corporations to avoid taxes on certain income.

     With respect to expenditures, the General Assembly reduced departmental expenditures by $763.3 million, of which $532.6 million were recurring and $230.7 million were nonrecurring. Expenditures for debt service as set forth in the original budget for the fiscal year were reduced by $97.5 million by taking into account certain investment earnings on bond proceeds that are available to pay interest and the savings resulting from the refunding and reamortization of certain of the State's general obligation debt in connection with the issuance of the $556,350,000 refunding bonds in December 2002. Also, based upon actuarial reports, it was determined that a contribution to the State employee retirement funds was not necessary in order for such funds to maintain their actuarial soundness. As a result, the $144.5 million retirement fund contribution schedules in the original budget were redirected to other uses.

North Carolina's revenue shortfall for Fiscal Year 2002-03 was $221 million. The Governor, as

Director of the Budget, is responsible for administering the budget enacted by the General Assembly and also insuring that the budget for the fiscal year remains balanced. In anticipation of this shortfall, the Governor provided reversion targets or spending reductions to each of the state agencies totaling approximately $360.5 million, and ultimately realized reversions of $499.6 million. Additionally, the State received $136.9 million in Federal fiscal relief in June 2003. Therefore, the State Fiscal Year 2002-03 closed out with a $250.5 million unreserved fund balance after transferring $150 million to the Rainy Day Fund and $15 million to the Repair and Renovation Reserve.

     2003-2005 Biennial General Fund Budget. The General Fund budget for Fiscal Year 2003-2005 was signed into law on June 30, 2003. The final budget is $14.775 billion for Fiscal Year 2003-04 and $15.505 billion for Fiscal Year 2004-05. Overall General Fund operating and capital appropriations would increase by 2.9% in 2003-04 from current year levels and 4.9% in Fiscal Year 2004-05 from recommended Fiscal Year 2003-04 levels.

     The majority of funding increases were in the education and human service areas. The budget provides full funding for enrollment increases in the UNC system ($46.6 million), private colleges and universities ($2.8 million), and the community college system ($32 million). The budget also provides approximately $177.8 million in funding for various public school programs and teachers. Additionally, the budget provides over $200 million in Fiscal Year 2003-04 to support employee benefit programs including compensation for non-salaried teachers and funds to cover employee related health care costs. The budget provides additional funding for Health Choice ($12.2 million), which will allow all eligible children to receive health care insurance. Expansion funds are also provided for the Mental Health Trust Fund ($12.5 million) to facilitate the progress toward mental health reform and the ACCESS program ($1 million) to promote less expensive, preventive care to Medicaid recipients. The budget also provides funds to increase payments for foster care and adoption assistance ($3 million), as well as to establish additional child abuse and neglect investigation teams to help regulate childcare providers ($.6 million).

     The General Assembly directed the transfer on June 30, 2003 of $15 million from the unrestricted credit balance in Fiscal Year 2002-03 to the Repairs and Renovations Reserve Account, to be applied to the repair and renovation of State and University facilities. The Fiscal Year 2003-04 budget also provides $27.6 million in direct appropriations to match Federal and local funds for water resources development projects and authorization was obtained to enter into financing agreements or special indebtedness for several other projects. The General Assembly also directed the transfer on June 30, 2003 of $150 million from the unrestricted credit balance in Fiscal Year 2002-03 to replenish the Savings Reserve Account (Rainy Day Fund).

     In May 2003, the Jobs and Growth Tax Relief Reconciliation Act of 2003 was passed by President Bush, which contains a total of $20 billion in state fiscal relief to be divided equally between a flexible grant and an enhancement to the federal medical assistance percentage for Medicaid for five calendar quarters. On June 6, 2003, North Carolina received $136.8 million. This amount represents the first of two equal flexible grant payments available to be expended for (1) essential government services or (2) financing unfunded federal mandates. The second flexible grant is anticipated to be received October 1, 2003. The funds related to the increase in federal Medicaid matching payments, however, have not been received, but are expected to total approximately $275 million and should be received during Federal Fiscal Year 2003 or 2004.

     Hurricane Impact. Hurricane Isabel came ashore on the Outer Banks of the State on September 18, 2003. The storm caused widespread destruction to homes, businesses and farms. Forty-Seven of the State's 100 counties were declared disaster areas. Preliminary damage estimates indicate that about 200 homes were destroyed and more than 1,500 damaged. Hurricane Isabel resulted in the approval of Federal and State disaster assistance to individuals, households, local governments and private non-profits organizations in the amounts of $96 million and $32 million, respectively.

State Indebtedness

     The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State was reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election.

     The State is authorized by its Constitution to borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50% of such taxes. In September and December 2003, the State issued $150 million and $73 million, respectively, in tax anticipation notes, which were all scheduled to mature on June 30, 2004. As of February 26, 2004, the outstanding balance on these notes was $107 million. As of June 30, 2003, there was approximately $5.16 billion in total general obligation bonds issued and outstanding.

     There are no bonds of the State outstanding which contemplate the appropriation by the General Assembly of such amount as may be necessary to make up any deficiency in a debt service reserve therefore. Furthermore, no legislation has been enacted by the State that would authorize the issuance of any such bonds.

     On April 12, 2001, the State issued $9,905,000 Butner Water and Sewer System Revenue Bonds, Series 2001, of which $9.325 million is currently outstanding (the "Bonds") for the purpose of financing the construction and equipping of improvements to the water and sanitary sewer facilities owned and operated by the State and serving the Community of Butner and the Camp Butner Federal reservation, an unincorporated geographic area administered by the State through the Secretary of the DHHS. The Bonds are special obligations of the State and are secured solely by a pledge of the net receipts of the water and sewer system.

     Simultaneously with the issuance of the Bonds, the State entered into an interest rate swap agreement with Bank of America, N.A. ("Bank of America"), which expires on September 1, 2025 (being the final maturity date of the Bonds). Under this agreement, the State is obligated to pay Bank of America an annual fixed rate of 4.21%, based upon the outstanding principal amount of the Bonds, and Bank of America is obligated to pay the State 65% of the London Interbank Offered Rate ("LIBOR"), with respect to such outstanding principal amount. The State's obligations under such agreement are payable from the net revenues of the Butner Water and Sewer System.

The State has also entered into a series of interest rate swap agreements, as follows:

(a)	In connection with the $269,235,000 principal amount of the State’s Variable Rate Bonds issued in December, 2002, the State entered into an interest rate swap agreement (the “Goldman Swap”) with Goldman Sachs Mitsui Marine Derivative Products, L.P.

(“Goldman”) under which the State is obligated to pay Goldman each year 3.089% times the then-outstanding principal amount of the bonds and Goldman is obligated to pay the State 64% times USD-LIBOR. The Goldman Swap extends to the final maturity of the bonds.

(b)	In connection with the $230,635,000 principal amount of the State’s Variable Rate Bonds issued in December, 2002, the State entered into an interest rate swap agreement (the “Bank of America Swap”) with Bank of America, N.A. (“Bank of America”) under which the State is obligated to pay Bank of America each year 3.283% times the then-outstanding principal amount of the bonds and Bank of America is obligated to pay the State 64% times USD- LIBOR.

(c)	In connection with the $355,000,000 principal amount of the State’s Variable Rate Bonds issued in May, 2002, the State entered into an interest rate swap agreement (the “Citibank Swap”) with Citibank, N.A. (“Citibank”) under which the State is obligated to pay Citibank each year 1.06% times the then-outstanding principal amount of the bonds and Citibank is obligated to pay The BMA-Municipal Swap Index Rate for a term of two years ending on July 1, 2005, and extendable for one additional year at the option of Citibank.

     The State’s obligations under such interest rate swap agreements are payable from the State’s General Fund revenues. Each such interest rate swap agreement is subject to termination or yield adjustment in certain circumstances. Termination prior to the respective expiration dates of such agreements could result in the State being required to make unanticipated termination payments, which payments would be payable from the State’s General Fund revenues and, under certain circumstances, could be substantial in amount. Neither the faith and credit nor the taxing power of the State is pledged for the payment of any amounts due under such interest rate swap agreements, including termination or yield adjustment payments.

     The State currently has approximately $1.909 billion of authorized but unissued general obligation bonds. The State anticipates that all or a large portion of these bonds will be issued from time to time over the next several years. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State with respect to the financed projects, the State's financial condition at the time of the proposed issuance and capital market conditions.

     Authorization was obtained from the General Assembly in 2002 to enter into a financing agreement or special indebtedness to provide for construction and repair of State facilities, including State buildings, hospitals, detention centers and prisons. Funds were provided in the 2003-05 budget for debt service for the $300 million of bonds for repair and renovation of State buildings and $150 million of certificates of participation were sold in April 2004. The timing for the remaining $150 million is not yet determined.

     The financing agreements include an installment agreement in the aggregate principal amount of $17.5 million for the construction of facilities for the Wildlife Resources Commission and has entered into a lease purchase agreement in the aggregate principal amount of $218.4 million for the acquisition of three correctional facilities.

Litigation

     The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure but which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

     Hoke County, et al. v. State of North Carolina (formerly, Leandro, et al. v. State of North Carolina and State Board of Education). On May 25, 1994, plaintiffs filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State Constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law and violates various statutes relating to public education.

     The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court's conclusion that the North Carolina Constitution guarantees every child the opportunity to obtain a sound basic education. On October 26, 2000 the trial court, as part of a three part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “"sound basic education" mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court's decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002, the trial court entered Section Four of its judgment and directed the State to take such action as necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. Although a Notice of Appeal has again been filed, the State did not seek a stay of the order and has undertaken preliminary measures to respond to the Court's directive. The magnitude of State resources that may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million. The Supreme Court has accepted the case, and oral argument occurred in September 2003.

     N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. On December 14, 1998, plaintiffs, including the county school boards of six counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the State Constitution must be paid to the schools. The court granted summary judgment to the plaintiffs on December 14, 2001. In the order, the court concluded that the funds in dispute are civil fines or penalties required by the State Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applies, making the order retroactive to December 1995. In February 2003, the appellate court issued a favorable decision for the State. The amount in controversy in this litigation is approximately $84 million.

     Southeast Compact Commission. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. The Supreme Court has requested the Solicitor General to comment on this motion. The State replied, requesting that the motion be denied. On June 16, 2003, the U.S. Supreme Court accepted the original jurisdiction of the case and denied the State's motion to dismiss on November 17, 2003. The North Carolina Attorney General's office believes that sound legal arguments support the State's position on this matter.

     State Employees Association of North Carolina ("SEANC") v. State; Stone v. State. On May 22, 2001, SEANC filed an action in North Carolina Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the State Retirement System. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the state budget. The trial court dismissed the action on May 23, 2001, and the Court of Appeals affirmed that dismissal on December 3, 2002. SEANC has filed a notice of appeal in the North Carolina Superior Court. On June 13, 2003, the Supreme Court reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues, raised but not addressed by the Court of Appeals. In June 2002, the Stone case was filed in North Carolina Superior Court on behalf of individual state employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the State's retirement system has been certified and the notification process is underway. The North Carolina Attorney General's Office believes that sound legal arguments support the state's defense of these cases.

     Cabarrus County v. Tolson. On September 17, 2002, six counties and three municipalities filed suit against the Secretary of Revenue in North Carolina Superior Court, demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. Other counties, municipalities and some individuals have moved to be added as plaintiffs. The Governor, in the exercise of his constitutional responsibility to balance the state budget, withheld approximately $211 million designated by statute for payment to local governments. Summary judgment was granted in favor of the State and all plaintiffs have appealed.

     Goldston v. State of North Carolina. On November, 14, 2002, a lawsuit was filed in North Carolina Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State and the plaintiff has appealed.

     Diana Coley, et al. v. State of North Carolina, et al. On April 25, 2003, plaintiffs filed suit in the Superior Court of Wake County against the State of North Carolina and the Secretary of Revenue challenging the constitutionality of applying the 2001 increase in the highest rate of North Carolina’s state income tax to the 2001 tax year. An extension of time for answering or otherwise responding has been obtained. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a midyear tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. The North Carolina Attorney General’s Office believes that sound legal arguments support the State’s defense of this case and has filed a motion to dismiss.

     Medical Mutual Insurance Corporation of North Carolina v. The Board of Governors of the University of North Carolina and its Constituent Institution, East Carolina University, the East Carolina University School of Medicine, et al. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina (MMI) filed this action in Wake County Superior Court against the Board of Governors of the University of North Carolina, East Carolina University Brody School of Medicine (ECM), and various doctors who are or might be defendants in actions or claims made covered by medical malpractice insurance policies ECM purchased for their benefit from MMI. MMI claims additional insurance premiums for medical malpractice policies provided for healthcare professionals employed at ECM. ECM purchased insurance from MMI for approximately thirteen years. In 2002, in order to raise additional capital, MMI demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. In the face of MMI’s demand, ECM decided to purchase insurance for all but a handful of its healthcare professionals from another insurance company. In this lawsuit, MMI claims that ECM’s decision not to purchase insurance for all its healthcare professionals from MMI triggered an obligation to pay a termination fee to MMI of approximately $26.7 million. The suit is pending in trial court and in related administrative proceedings. The parties also are engaged in settlement discussions.

Lessie J. Dunn, et al. v. The State of North Carolina, et al. On February 9, 2004, plaintiffs filed suit in Forsyth County Superior Court alleging that the State's imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The North Carolina Attorney General's office is presently reviewing the case; however, the potential impact, if any, on State resources has not been determined at this time.

Ohio Series

     Economic activity in Ohio, as in other industrially-developed states, tends to be slightly more cyclical than in some other states and in the nation as a whole. The general revenue fund (the "GRF") biennial fund balance is reduced during less favorable national economic periods and then increases during more favorable economic periods. The State has and may continue to take certain actions during less favorable economic periods (such as currently) to ensure resource/expenditure balances, particularly in the GRF. None of those actions were or are currently being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

     Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2000, Ohio's economic output as measured by gross state product ("GSP") totaled $373 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($89 billion) and third in durable goods ($60 billion). As a percent of Ohio's 2000 GSP, manufacturing was responsible for 24%, with 19% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state with 2001 merchandise exports totaling $27 billion. The State's leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for nearly 60% of the total.

     Payroll employment in Ohio, in a diversifying employment base, showed a steady upward trend until 1979, and then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-farm payroll workers in Ohio. In 2002, total personal income of Ohio residents amounted to $335.8 billion. Ohio ranked eighth among all the states, constituting 3.8% of the entire personal income earned in the U.S. for that year. The State's 2000 census population of 11.4 million indicated a 4.7% population growth over 1990, and ranked the State seventh among the states in overall population.

     Since 1960, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 though 2001 and moving to eighth in 2002. This movement reflects "catching up" by several other states and a trend in Ohio toward more service sector employment. In 2002, total personal income of Ohio residents amounted to $335.8 billion. Ohio ranked eighth among all the states, constituting 3.8%

of the entire personal income earned in the U.S. for that year.

     With 14.8 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Ohio's 2000 crop production value of $2.86 billion represented 3.1% of the U.S. total value. Ohio ranks in the top five states in the production of soybeans, wheat, corn, tomatoes, eggs, swiss and cottage cheese, milk sherbet and mushrooms. In 2000, Ohio's agricultural sector output totaled $5.5 billion with agricultural exports estimated at a value of $1.1 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.

Fiscal Matters

Consistent with the provision in the State Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

     The State Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expanses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the State Constitution to $750,000.

     Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2003, with a GRF fund balance of approximately $52.34 million. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The BSF generally is maintained by transfer from the fiscal year GRF surplus, if any, in each fiscal year. The June 30, 2003 BSF balance was $180.71 million, after prior appropriation for the 2002-03 biennium of the entire July 1, 2001 BSF balance of $1.016 billion.

     If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred revenues from exceeding revenue receipts and balances. The Governor implemented this directive in some prior fiscal years and implemented it in Fiscal Years 2002 and 2003.

     The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. Those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated, and except for Fiscal Years 2000-04, none of the monies are to be applied to existing operating programs of the State. As noted above, a portion of settlement monies is to be used to assist in addressing the State's recent and current GRF revenue shortfall situation. Under current allocations, the main portion of the monies in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities.

Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

     2000-01 Biennium. The State's financial situation varied substantially in the 2000-01 biennium. The State ended the first fiscal year of the biennium with a GRF cash balance of approximately $1.5 billion and a fund balance of approximately $855.9 million. A transfer of $49.2 million from the balance increased the BSF to approximately $1 billion (or 5% of GRF revenue for the preceding fiscal year). An additional $610.4 million was transferred to the State Income Tax Reduction Fund ("ITRF").

     In the middle of 2001, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF monies. The reductions were implemented by the Office of Budget and Management ("OBM") prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

     In March 2001, new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at the end of the fiscal biennium were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF fund balance of $219.4 million, making that transfer unnecessary.

     2002-03 Biennium. Ongoing and rigorous consideration was given by the State to revenue and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Ongoing budgetary pressures have been and are primarily due to continuing lower than previously anticipated levels of receipts from certain major revenues sources. Consideration came in four general time frames – the June 2001 biennial appropriation act, then late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement monies previously earmarked for other purposes.

     The biennial GRF appropriations act, passed in June 2001, provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4% .

     That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections: (1) transfer of up to $150 million from the BSF to the GRF for increased Medicaid costs; (2) an additional $10 million transfer from the BSF to an emergency purposes fund; and (3) transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

     The Ohio economy continued to be negatively affected by the national economic downturn and recent national and international events. In October 2001, OBM lowered its GRF revenue estimates, and projected a GRF budget shortfall for Fiscal Year 2002 of $709 million and of $763 million for Fiscal Year 2003.

     As a first step to achieving a positive GRF ending fund balance for the current fiscal year based on the OBM estimates, the Governor ordered reduced appropriations spending by most State agencies at an annual rate of 6%. In addition, legislation was enacted in December 2001 making budget adjustments, reducing appropriation spending authorizations, making tax-related changes and authorizing the State's participation in a multi-state lottery game.

     Continuing economic conditions, among other factors, caused OBM to project a GRF budget shortfall higher than the previously revised projections. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 to ensure a positive year-ending GRF fund balance. In addition to further administrative and management steps, such as additional restraints on spending, such actions included legislation that provided for: (1) authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds to the GRF; (2) $50 million reduction in the Fiscal Year 2002 ending GRF balance (to $100 million from its previously budgeted level of $150 million); (3) increased cigarette tax by 31 cents per pack (to a total 55 cents a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; (4) transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 (that amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; monies for that purpose will instead be provided by way of $345 million in additionally authorized general obligations bonds); and (5) extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base (the combination was and is estimated by OBM to produce approximately $283 million in Fiscal Year 2003).

     Several categories of Fiscal Year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, total GRF tax receipts were 1.1% below those in Fiscal Year 2001. Fiscal Year 2002 nevertheless did end with positive GRF balances of $108.3 million (fund) and $619.2 million (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534.3 million) and from tobacco settlement monies ($289.6 million). The Fiscal Year 2002 ending BSF balance was $427.9 million, with the entire balance already committed and appropriated to GRF use if needed in Fiscal Year 2003.

     On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by State agencies and departments. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and the General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by OBM in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad volrem property tax relief payments (made to local taxing entities).

     Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40 million, OBM, in January 2003, announced an additional GRF shortfall of $720 million for Fiscal Year 2003. The

Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of Fiscal Year 2003 (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM: (1) a 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; (2) transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million); (3) a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million; (4) an additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million; and (5) a doubling of the current taxes on spirituous liquor and beer and wine to net an additional $18.7 million.

     The Governor proposed enactment of these legislative authorizations by March 1, 2003, in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor, beer and wine.

     OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65.3 million), would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, on March 25 the Governor ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess of food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

     Based on the continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimated to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million over previous estimates, based primarily on updated income and sales tax receipts through May 31, 2003. This additional Fiscal Year 2003 revenue shortfall was addressed through additional expenditure controls and by drawing upon $193 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

     The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.34 million and $396.54 million, respectively, and a balance in the BSF of $180.705 million.

     2004-05 Biennium. The GRF appropriations bill for the current biennium was passed by the General Assembly on June 19, 2003 and promptly signed by the Governor on June 26, 2003. The budget provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for Fiscal Year 2004 are approximately 5.8% higher than the actual Fiscal Year 2003 expenditures (taking into account Fiscal Year 2003 expenditure reductions), and for Fiscal Year 2005 are approximately 3.5% higher than for Fiscal Year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7% .

     The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the budget including: (i) a 1¢ increase in the State sales tax (to 6%) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each fiscal year to which it applies; (ii) expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21 million annually, is subject to a legal challenge.); (iii) moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually; (iv) elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually; and (v) adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually. On or before June 30, 2003, OBM also planned to transfer up to 4242.8 million in tobacco settlement proceeds into the GRF. The budget also reflects the draw down during the biennium of an additional approximately $582 million of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003.

     Based on regular monthly monitoring of revenues and expenditures, on March 8, 2004, OMB announced revised GRF revenues projections for the 2004-05 biennium based primarily on reduced revenue collections from personal income taxes. In response to OMB reducing its GRF projections by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) in Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million and expects to implement reductions aggregating approximately $200 million for Fiscal Year 2005.

     Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

     The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

     The State has planned for and has encountered some monthly GRF cash flow deficiencies in all recent fiscal years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months in Fiscal Year 2003 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest end-of-month GRF cash flow deficiencies were approximately $1.2 billion in 2001, approximately $1.5 billion in 2002, and approximately $1.6 billion in 2003. GRF cash flow deficiencies have been and are expected by OBM to remain within the projected TOF limitations.

State Indebtedness

     The Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for three funding veterans' bonuses and one for coal technology research and development. The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools and conservation purposes. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

     A 1999 Constitutional amendment provides a new annual debt service "cap" to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority (the "OBA") and the State Treasurer, and previously by the Ohio Public Facilities Commission (the "OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications.

     The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue-producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

     In addition, the State Constitution authorizes the issuance, for certain purposes, of State obligations the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. Those special obligations include those that have been issued by the OBA and certain obligations issued by the Treasurer of State. OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; the Department of Transportation ("ODOT") and the Department of Public Safety; juvenile detention facilities for the Department of Youth Services and other governmental entities; Department of Rehabilitation and Correction prisons and correctional facilities including certain local and community-based facilities; office facilities for the Bureau of Workers' Compensation and Department of Natural Resources; Ohio Arts and Sports Facilities facilities; and school district computer technology and security facilities. The Treasurer (replacing OPFC for the purpose) issues obligations for mental health and parks and recreation purposes, and has issued obligations for certain elementary and secondary school facilities under lease.

     In recent years, State agencies also have participated in office and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of such certificates issued in connection with those agreements have varied and will continue to vary. OBM estimates the highest future fiscal year payments under those agreements, which are primarily made from GRF appropriations, under those agreements to be $4.6 million.

     In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from Federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future fiscal year payments under those current arrangements to be $79.6 million. In the event of any insufficiency in those anticipated Federal allocations, the ODOT director is obligated to request a discretionary General Assembly appropriation from other sources.

     A statewide economic development program assists in the financing of facilities for industry, commerce, research and distribution by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $500 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. A 1996 issue of $168.7 million of taxable bonds refunded outstanding bonds and provided additional funds for the program. A 1998 issue of approximately $102 million of taxable forward purchase bonds were issued to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50 million in funds for Innovation Ohio projects and in November 2003, issued $50 million in bonds for research and development projects. Pursuant to a 2000 Constitutional amendment, the State has issued a first series of $50 million of bonds for revitalization purposes that are also payable from State liquor profits. The highest future fiscal year debt service on all state bonds payable from State liquor profits is $26.78 million in 2009.

     Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2003-04 biennium provided for GRF-supported borrowings for various purposes, including approximately $1.9 billion for general obligations and $243 million in special obligations.

     State Employees and Retirement Systems. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Police and Fire Pension Fund ("PFPF") covers local safety forces.

     These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

     The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a state retirement system. Currently, about 96% of State employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS. The State's employer contributions to those systems totaled $676.6 million in the 2000-01 biennium, $776.1 million in the 2002-03 biennium and are estimated to be $796.9 million for the 2004-05 biennium. The State has also funded and continues to fund subsidies to the systems (most allocated to specific groups of retirants) to pay for new or additional benefits mandated by law and not otherwise funded. The aggregate subsidies were $52.5 million in the 2000-01 biennium, $52.7 million in the 2002-03 biennium and are appropriated at $54.5 million in the 2004-05 biennium.

     The State engages in employee collective bargaining with all of its 20 bargaining units and generally operates under three-year agreements.

     State Municipalities. Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

     A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “"fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

     The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions. There are currently eight municipalities and one township in fiscal emergency status and eight municipalities in fiscal watch status.

     Personal Income Tax. Current State income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates an percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from fiscal year-ending GRF balances to the ITRF, reductions in personal income tax rates for each of the 1996 through 2000 tax years were 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively. Based on Fiscal Years 2001 through 2003 financial results, no transfers were made to the ITRF for those years. Under current law, beginning in July 2005 the State income tax brackets will be indexed to GDP figures.

     Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2002 was 2.85% . A school district income tax is currently approved in 127 districts.

Litigation.

The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

     Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the Constitutionality of the State's system of school funding and compliance with the Constitutional requirement that the State provide a "thorough and efficient system of common schools." On December 11, 2002, the Ohio Supreme Court, in a decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. In its prior decisions, the Court had stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

     With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in the State.

     On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case. On May 16, 2003, the Supreme Court granted a writ prohibiting the conference and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the U. S. Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

     Litigation pending in the Ohio Court of Claims contests the Ohio Department of Job and Family Services ("OJFS"), formerly the Department of Human Services, former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. OJFS promulgated new eligibility rules effective January 1, 1996. OJFS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals rules in favor of OJFS; plaintiff's petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240 million. The Court of Appeals has certified the class action and has ordered notice be sent to members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with the Court.

Pennsylvania Series

     The Commonwealth had been historically identified as a heavy industry state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2003, agribusiness and food related industries reached record export sales surpassing $1 billion. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands – nearly one-third of the Commonwealth's total land area.

     Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $4.5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 80 million tones of anthracite and bituminous coal, 180 billion cubic feet of natural gas, and about 1.4 million barrels of oil are extracted from Pennsylvania.

     In 2003, the population of Pennsylvania was 12.3 million. Pennsylvania has a high proportion of persons between 45 and 65 years old relative to the nation or the Middle Atlantic Region. The Commonwealth is highly urbanized, with 79% of the 2003 mid-year census population residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population. Pennsylvania's workforce is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

     Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.1% in 1993. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 5.7% through 2003. From 1999 through 2003, Pennsylvania's annual average unemployment rate was below that of the region, but higher than that of the United States. As of December 2003, Pennsylvania had a seasonally adjusted annual unemployment rate of 4.6% .

     Personal income in the Commonwealth for 2003 was $395.7 billion, an increase of 1.1% over the previous year. During the same period, national personal income increased at a rate of 3.1%. Based on estimates, per capita income for 2003 was at $31,998 for the Commonwealth, compared to per capita income in the United States of $31,632.

Description of Funds

     The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The General Fund receives all tax and non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax which is constitutionally required to be deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund

     The State Lottery Fund is a special revenue fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth.

     The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. As of June 30, 2003, the Commonwealth had received approximately $1.67 billion in payments under the MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation.

     The Budget Stabilization Fund (replacing the Tax Stabilization Reserve Fund in 2002) is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the General Fund. It is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. Legislation enacted with the adoption of the Fiscal Year 2003 Budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund for deposit to the fund during Fiscal Year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the Fiscal Year 2003 budget. This action, in addition to other budget actions taken during Fiscal Year 2003 contributed to the achievement of a General Fund unappropriated surplus balance of $279.1 million on June 30, 2003. Under current law, 25% of this amount $69.8 million was transferred to the Budget Stabilization Reserve Fund.

     The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of these funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

     Financial information for the principal operating funds is maintained on a budgetary basis of accounting for insuring compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

     Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth has adopted several new accounting and reporting standards (collectively, the "New Standards"). Among other things, these New Standards required presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. As part of implementing the New Standards, effective July 1, 2001 the Commonwealth has reclassified and/or restated numerous fund balance amounts previously reported at June 30, 2001 and has reported governmental activities net assets at June 30, 2001. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. For Fiscal Year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial information for Fiscal Year 2002 to financial reports for years prior to the implementation of the New Standards.

Revenues

     Tax revenues constitute approximately 97% of Commonwealth revenues in the General Fund. The major tax sources for the General Fund of the Commonwealth are the 6% sales tax ($7.520 billion, 35.3% of General Fund revenues in Fiscal Year 2003), the personal income tax ($7.11 billion, 33.3% of General Fund revenues in Fiscal Year 2003), the 9.99% corporate net income tax ($1.397 billion, 6.6% of General Fund revenues in Fiscal Year 2003) and capital stock and franchise taxes ($896.3 million, 4.2% of General Fund revenues in Fiscal Year 2003).

     The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004, having been raised from the prior rate of 2.8%, which had been in effect since July 1, 1992. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

     Capital stock and franchise tax tentative payments are payable quarterly based on 90% of the tax liability of the year preceding the immediate prior year. Under current law, the General Fund tax rate is 6.99 mills, having been reduced from 7.24 mills effective January 1, 2004. This tax is scheduled to be phased out by annual rate reductions through 2010.

     Other taxes, including the utility gross receipts tax ($846.8 million, 4% of Fiscal Year 2003 revenues), the cigarette tax ($826.7 million, 3.9% of Fiscal Year 2003 revenues) and inheritance and estate taxes ($693.8 million, 3.3% of Fiscal Year 2003 revenues) also contribute significant revenues to the Commonwealth's budget.

     The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil companies franchise tax. Together these taxes produce over 46% of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

     License and fee receipts in the General Fund for Fiscal Year 2003 totaled $96.4 million representing 0.5% of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2003 were $828.8 million, representing 41.5% of total Fiscal Year 2003 Motor License Fund revenues.

     Federal Revenues. Receipts by the Commonwealth in its General Fund, Motor License Fund and State Lottery Fund from the Federal government during Fiscal Year 2003 totaled $14.3 billion. Approximately $9.99 billion, or 70% of total Federal revenue to the Commonwealth for Fiscal Year 2003, is attributable to public health and welfare programs, the largest of which are for the medical assistance and temporary assistance to needy families programs. For Fiscal Year 2004, receipt of Federal funds is estimated to be $16.3 billion. The Governor's proposed budget for the same funds anticipates $16.4 billion in Federal funds for Fiscal Year 2005.

Expenditures

     In Fiscal Year 2003, expenditures from Commonwealth revenues for education purposes were just over $8.9 billion. The enacted budget for Fiscal Year 2004 includes over $9.162 billion in education funding, an increase of almost 3% over Fiscal Year 2003. The proposed budget for Fiscal Year 2005 includes over $9.689 billion in education funding.

     The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical disease and disabilities. Public health and human service programs are the largest single component of combined Commonwealth and Federal spending in the Commonwealth's operating budget. Fiscal Year 2003 public health and human services expenditures were $20 billion and are expected to be $21.1 billion for Fiscal Year 2004. For Fiscal Year 2005, $22.5 billion is proposed for these services. Of the Fiscal Year 2004 expenditures, $7.3 billion will be from the General Fund, while $7.9 billion is proposed for 2005. Federal funds are expected to increase by $1.1 billion, while augmentations are expected to decrease by $259 million for Fiscal Year 2004. The Fiscal Year 2004 budget also includes $397 million of receipts from the Tobacco Statement Fund that will be expended for health care.

     The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund and the Motor Vehicle Transaction Recovery Fund provide the remainder of funding for transportation programs.

     The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. A total of $492.2 million in Commonwealth revenues was expended from the General Fund and the State Lottery Fund for such purposes in Fiscal Year 2003, and $507.3 million is available for Fiscal Year 2004. A total of $514.3 million is the proposed budget for Fiscal Year 2005. In 1991, the Public Transportation Assistance Fund was created with dedicated sources of funding for mass transit systems. Funds totaling $176.0 million were expended from this fund in Fiscal Year 2003, and $190.5 million is budgeted for Fiscal Year 2004. A total of $193.0 million is the proposed budget for Fiscal Year 2005.

     Motor License Fund restricted revenues budgeted for highway construction purposes totaled $678.2 million in Fiscal Year 2003, and $696.2 million is available for Fiscal Year 2004. A total of $742.1 million is available in the proposed budget for Fiscal Year 2005. Combined Motor License Fund and restricted revenues expended for highway maintenance in Fiscal Year 2003 was $1.089 billion, and $1.115 billion is budgeted for Fiscal Year 2004. A total of $1.193 million is available in the proposed budget for Fiscal Year 2005. Support of highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $267.2 million in Fiscal Year 2003, and $287.8 million is available for Fiscal Year 2004. A total of $295.3 million is available in the proposed budget for Fiscal Year 2005.

     The Commonwealth's current aviation program funds the development of public airport facilities. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Year 2003, $9.3 million was expended from the aviation-restricted account for such purposes, and $17.3 million is available for Fiscal Year 2004. A total of $8.3 million is available in the proposed budget for Fiscal Year 2005.

Financial Performance

     Recent Developments. Slower than projected growth in the national economy during Fiscal Year 2003 resulted in a shortfall of revenues of $497.6 million (2.3%) below the budget estimate. The Governor has taken action to reduce current fiscal year expenditures leading to appropriation lapses totaling $466.9 million and repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund. Absent these actions the Commonwealth would have ended the fiscal year with an operating deficit and a negative fiscal year-end budgetary basis balance.

     Greater than projected growth in the national economy during the second and third calendar quarters of 2003 contributed to Commonwealth revenues through December 2003 exceeding the budget estimate for Fiscal Year 2004. Actual revenues through December 2003 were approximately $458 million (3%) over the estimate prepared in March 2003. On March 20, 2003, the Governor signed the Fiscal Year 2004 budget into law while utilizing the line item veto authority to veto $4.1 billion in line item appropriations relating to Commonwealth contributions to public education. On December 23, 2003, the Governor signed the remainder of the Fiscal Year 2004 budget into law. The additional Fiscal Year 2004 budget items included significant revenue and expenditure enhancements as well as a revision to the Fiscal Year 2004 revenue estimate. On February 3, 2004, the Governor submitted to the General Assembly his proposed Fiscal Year 2005 budget.

     Financial Results for Governmental Fund Types Recent Fiscal Years (GAAP Basis). During Fiscal Year 2003, the overall financial position (net assets) of the Commonwealth, including both governmental and business-type activities, deteriorated by $ 0.7 billion or 3.3% of total beginning net assets. For all governmental activities, the net increase in net assets was $0.3 million, 1.7% of beginning net assets of $17.7 billion. Total governmental assets were $33.5 billion and liabilities were $15.5 billion at June 30, 2003, leaving governmental assets of $18 billion.

     The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth's governmental funds (the General Fund, the Motor License Fund and the Tobacco Settlement Fund are major governmental funds) as of June 30, 2003 were $13.48 billion. Liabilities for the same date totaled $7.863 billion, leaving a fund balance of $5.613 billion, a decline of $765 million from the fund balance at June 30, 2002, as restated. The fund balance for the General Fund decreased by $665 million, fund balance for the Motor License Fund increased by $181 million, fund balance for the Tobacco Settlement Fund decreased by $117 million and fund balance for aggregated non-major funds decreased by over $122 million.

     General Fund Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from Fiscal Year 1999 through Fiscal Year 2003, revenues and other sources increased by an average 4.3% annually. Tax revenues during this same period increased by an annual average of 1.9%. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income Operating transfers, transfers from components and other additions totaled $429.7 million in Fiscal Year 2003, a decrease of $44.4 million from the prior fiscal year.

Expenditures and other uses during the Fiscal Years 1999 through 2003 rose at an average annual rate of 5.7%.

     The fund balance at June 30, 2003 totaled $2.358 billion, a decrease of $ 665 million over the balance at June 30, 2002 (restated). The Fiscal Year 2003 year-end unreserved-undesignated balance of $1.315 billion was $289.3 million below the amount recorded for Fiscal Year 2002.

     General Fund Fiscal Year 2002 Financial Results (GAAP Basis). At June 30, 2002, the General Fund reported a fund balance of $3.023 billion, a decrease of $ 1.622 billion from the reported $4.645 billion fund balance at June 30, 2001. On a net basis, total assets decreased by $206.2 million to $8.137 billion. Cash and investments decreased due to a decline in tax revenues; and, receivables increased because of a mandatory change in how taxes receivable are financially reported. Liabilities increased by $1.416 billion to $ 5.114 billion largely because a mandatory offsetting change in deferred revenues related to how taxes receivable are reported.

     The slowing national economy led to lower tax revenue collections during Fiscal Year 2002. Total tax revenue collections actually declined during the fiscal year, compared to the prior year, and actual tax collections were $1 billion below the final budgeted revenue estimate. Executive controls over budgetary spending helped overcome the tax revenue shortfall during Fiscal Year 2002.

     The General Fund reported a $1.6 million decrease in total fund balance during the fiscal year, which included the transfer of $853.9 million to the new Tobacco Settlement Fund. In addition, on a net basis, the General Fund transferred $461 million to other funds and provided almost $787 million to component units, organizations that are legally separate from the Commonwealth's primary government, but for which elected officials are financially accountable. Before transfers, the General Fund reported revenues over expenditures of $475.5 million. The General Fund unreserved, undesignated fund balance decreased during the fiscal year by $80.9 million. During the fiscal year, total fund balance reservations decreased principally because of legislation closing the former Tax Stabilization Reserve Fund. On a net basis, fund balance designations declined by $455.2 million because prior year receipts from the Tobacco Master Settlement Agreement and related investment income totaling $851.4 million through June 30, 2001 were previously reported as a General Fund balance designation at June 30, 2001; those amounts were transferred to the newly-established Tobacco Settlement Fund during Fiscal Year 2002. General Fund balance designations increased because of a new $300 million designation for the newly established Budget Stabilization Reserve Fund. Other fund balance designations increased by $96.2 million on a net basis during the fiscal year, principally a $78.7 million increase for group medical and life insurance, an $8.2 million increase for a judicial computer system and a $9.2 million increase for agency construction projects.

     General Fund Fiscal Year 2002 Financial Results (Budgetary Basis). Largely due to the effects of the national recession on tax and other receipts, actual Fiscal Year 2002 revenues were below estimate by 5.9% ($1.268 billion). Total Fiscal Year 2002 revenues net of reserves for tax refunds and including intergovernmental transfers were $19.64 billion. Actual expenditures from Fiscal Year 2002 appropriations were 1.2% below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20.87 billion. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1.038 billion balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the Fiscal Year 2002 $142.8 million.

     Commonwealth tax revenues for the fiscal year declined 2.6% from Fiscal Year 2001 tax receipts, the first year over year decrease in tax receipts since Fiscal Year 1962, largely due to the national economic recession during Fiscal Year 2002. Most major tax categories experienced collections below their budget estimates. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8%) . Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by 8.0% and non-motor vehicle sales tax receipts were 2.3% below estimate. Personal income tax receipts were $738.7 million (9.4%) below estimate as non-withholding receipts were 21.9% below estimate and withholding collections were 5.1% below estimate. Corporate tax collections were $358.8 million (9.1%) below estimate led by corporate net income tax receipts that were $217.9 million (13.3%) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2%) below the estimate for Fiscal Year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

     Reserves for tax refunds in Fiscal Year 2002 were $967.2 million, an increase of 11.2% over Fiscal Year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of Fiscal Year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

     Expenditures of Commonwealth revenues during Fiscal Year 2002, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $20.87 billion, representing a 4.5% increase over the prior fiscal year. A total of $457.5 million of appropriations were lapsed during Fiscal Year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The Fiscal Year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in Fiscal Year 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in Fiscal Year 2002 compared to $248.4 million in Fiscal Year 2001.

     General Fund Fiscal Year 2003 Financial Results (GAAP Basis). At June 30, 2003, the General Fund reported a fund balance of $2.358 billion, a decrease of $655 million from the reported $3.023 billion fund balance at June 30, 2002. On a net basis, total assets increased by $388 million to $8.525 billion. Liabilities increased by $1.053 billion to $6.167 billion largely because of a $383 billion increase in accounts payable.

     General Fund Fiscal Year 2003 Financial Results (Budgetary Basis). Largely due to the lingering effects of the national recession on tax and other receipts, actual Fiscal Year 2003 revenues were below estimate by 2.3% ($497.6 million). Total Fiscal Year 2003 net revenues were $21.81 billion. Actual expenditures from Fiscal Year 2003 appropriations were 1.4% ($295.7 million), below the original enacted amounts. Total expenditures amounted to $21.67 billion. The unappropriated surplus balance at the close of the fiscal year increased by $136.6 million prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund; as a result, the unappropriated balance as of June 30, 2003 was $209.3 million.

     Fiscal Year 2003 revenues totaled $21.81 billion, an increase of $2.2 billion over Fiscal Year 2002 revenues. Commonwealth tax revenues, prior to reserve for refunds, increased by $1.3 billion to $21.32 billion (an increase of 6.3%) . This increase in tax revenues was primarily due to increases for certain taxes enacted with the 2003 budget, but were still $497.6 million (2.3%) below the estimate. Most major tax categories experienced collections below their budget estimates. Corporate tax collections were $173.3 million (4.4%) below estimate, including corporate net income tax receipts that were $201.2 million (12.6%) below the budgeted estimate. The capital stock and franchise tax was also below estimate by $60.3 million (6.3%) for 2003. Other selective corporate taxes exceeded their estimate for 2003 by $87.4 million (6.4%) . Sales tax receipts, the Commonwealth's largest single tax category, were below 2003 estimates by $12.1 million (0.2%) . Taxes on the sale or lease of motor vehicles were above estimate by $75.7 million (6.5%) and non-motor vehicle sales tax receipts were $87.8 million (1.4%) below estimate. Personal income tax receipts were $289.9 million (3.9%) below estimate as non-withholding receipts were $160.5 million (10.2%) below estimate and withholding collections were $129.4 million (2.2%) below estimate. Non-tax revenue receipts were $15.7 million (2%) above the estimate for Fiscal Year 2003. Reserves for tax refunds in Fiscal Year 2003 were $929.6 million, a decrease of $37.6 million (3.9%) from Fiscal Year 2002 levels.

     Fiscal Year 2003 Commonwealth expenditures, including supplemental appropriations, intergovernmental transfers and net of appropriation lapses, were $21.67 billion, representing a $797.5 million (3.8%) increase over Fiscal Year 2002. A total of $466.9 million of appropriations lapsed during Fiscal Year 2003 as part of the Commonwealth's effort to align spending with 2003 estimated revenues. Intergovernmental transfers replaced $844.6 million of General Fund medical assistance costs in Fiscal Year 2003, compared to $549.6 million in Fiscal Year 2002. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in Fiscal Year 2003 totaled $578.9 million, including $380.4 million in General Fund debt service, as well as $198.5 million in long term care costs that were paid from Tobacco Settlement Fund revenues.

     General Fund Fiscal Year 2004 Budget (Budgetary Basis). The enacted budget for Fiscal Year 2004 (the "2004 Budget") provided $21.76 billion of appropriations from Commonwealth revenues, an increase of 6.7% over appropriations for 2003. Revenues are budgeted to total $21.16 billion, an increase of 3.8% over Fiscal Year 2003 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the revised beginning balance of $196.2 million and from $411.0 million of available Federal fiscal relief. The amount of the anticipated draw down does not take into consideration the possible availability of appropriation lapses that normally occur during a fiscal year and fund supplemental appropriations or increase unappropriated surplus.

     The initial 2004 Budget estimate for Commonwealth revenues was prepared in March 2003 at the time of budget enactment based upon a "low growth" economic forecast, which anticipated that economic growth would be below average due to uncertainties at that time, particular regarding the potential for war with Iraq, an increase in the unemployment rate, and sluggish growth in personal income and personal consumption. Trends in the Pennsylvania economy were expected to maintain their close association with national economic trends. As a result, revenues were projected to total $20.77 billion, a decrease of 2.6% from Fiscal Year 2003. However, through December 2003, revenues were $458 million (3%) over the budget estimate. As part of the enactment of final provision of the 2004 Budget, certain taxes and fees were increased to provide $794 million of additional Fiscal Year 2004 revenues and the original budget estimate of revenues was increased by $630 million.

     The 2004 Budget provided $16.17 billion of appropriations from Commonwealth revenues, a decrease of $4.5 billion (22%) from Fiscal Year 2003 appropriations. This decrease is the result of the decision by the Governor to veto $4.1 billion in appropriations for aid to local school districts. An additional $731.6 million in non-preferred appropriations for aid to certain higher education institutions, which was included in the proposed 2004 Budget, was not enacted by the legislature. On December 23, 2003 the remaining portions of the 2004 Budget were enacted, providing appropriations totaling $21.76 billion, an increase of 6.7% from 2003. The 2004 Budget reduces the use of non-recurring revenue sources and reliance on intergovernmental transactions by nearly $1.0 billion, a decrease of 45%. The enacted budget excludes $150 million in debt service expenditures normally funded from Commonwealth revenues that are to be paid for other sources. Intergovernmental transfer of $643.7 million are offsetting a corresponding amount of medical assistance and long term care expenditures, and a total of $411.0 million in available Federal fiscal relief was utilized for the 2004 Budget.

     As part of the 2004 Budget proposal, the Governor also proposed two major program expansions, which have not yet been enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth, which would eventually increase the Commonwealth's subsidy of local public school costs to 50% of total costs in aggregate. Funds for education at the local level totaling nearly $1.0 billion are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor has also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects directed at blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $2.2 billion of debt issued over more than three fiscal years.

     Proposed Fiscal Year 2005 Budget. The Governor proposed the Fiscal Year 2005 budget to the General Assembly in February 2004, which recommended appropriations totaling $22.7 billion of Commonwealth revenues against estimated revenues and proposed revenue measures, net of tax refunds of $22.3 billion. The $0.4 billion difference is to be funded by a draw down of the anticipated $43.5 million beginning balance and use of $377.6 million in available Federal fiscal relief funds. The Governor is proposing a limited sales tax holiday, as well as the creation and expansion of certain tax credit programs. Combined, the estimated Fiscal Year 2005 tax reductions proposed would total $2.6 billion. Additionally, the Governor has proposed $70 million in new fees to be imposed on the deposit of certain waste in Pennsylvania landfills, of which a portion would support debt service on a proposed $800 million voter referendum bond issue. The Governor also proposed a $20 million voter referendum bond for water and wastewater projects. Both referendums require enactment by the General Assembly.

     Motor License Fund Fiscal Years 2003 and 2004. The Motor License Fund ended Fiscal Year 2003 with an unappropriated surplus of $30.4 million. Actual revenue collection was below estimate by $30.5 million (1.5%) . Motor License Fund revenues collected during Fiscal Year 2003 totaled about $2 billion, an increase of 2.2% from the prior fiscal year. The slow-growing national economy impacted the rate of growth of the Motor License Fund and as the liquid fuels tax, the largest revenue category, and license and fees revenue grew by 1.4% and 1.8% respectively from Fiscal Year 2002. Other revenues to the Motor License Fund, principally earning on investment, grew 28.5% from 2002 totals. Expenditures, net of lapses, totaled $2.05 billion, an increase of 0.3% over Fiscal Year 2002 expenditures.

     Revenues to the Motor License Fund in Fiscal Year 2004 are estimated to be $2.03 billion, an increase of 1.4% over Fiscal Year 2003 revenues. Liquid fuels taxes and license and fee revenues are estimated to grow by approximately 1.2% while other revenue receipts, namely earnings on investment, are estimated to grow by 7.6% from prior year receipts. Appropriations of Commonwealth revenues in the 2004 Budget total $2.048 billion. This amount represents a decrease of 0.01% over prior expenditures and represents a planned $21.5 million draw down of the $30.4 million beginning balance. The proposed budget for Fiscal Year 2005 of $2.1 billion has been submitted to the General Assembly.

     State Lottery Fund Fiscal Years 2003 and 2004. During Fiscal Year 2003 gross ticket sales were $1.067 billion, an increase of 6.4% over actual receipts in Fiscal Year 2002. Expenditures net of current year lapses totaled $1.140 billion, an increase of 10.7% . Receipts from this fund support financial assistance programs for elderly and handicapped individuals, and increased costs for the provision of pharmaceutical aid to eligible seniors continued to be significant component of the increased level of expenditures. The excess of expenditures over fiscal year revenues was funded by a partial draw down of $63.4 million form the unappropriated surplus of the fund.

     The 2004 Budget anticipates an 11.4% increase in revenues from lottery sources, including the Commonwealth's participation in the multi-state Powerball game. Appropriations totaling $1.2 billion are recommended. The fiscal year-end balance and reserve is projected to total $216.5 million. Projections for future fiscal years show estimated costs above estimated net revenues. These estimated expenditures will be funded from a further draw down of available reserves and balances in the State Lottery Fund. Based upon current projections, higher revenues and/or lower expenditures will be required for the State Lottery Fund to balance operations within a fiscal year. The proposed budget for Fiscal Year 2005 estimates a 10.2% increase in revenues over the current fiscal year and seeks an appropriation of $1.2 billion.

Commonwealth Indebtedness

     The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from General Fund appropriations, except for debt issued for highway purposes, which is paid out of Motor License Fund appropriations.

     Net outstanding general obligation debt totaled $6.767 billion at June 30, 2003, a net increase of $707.9 million from June 30, 2002. Over the 10-year period ended June 30, 2003, total net outstanding general obligation debt increased at an annual rate of 3%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 7.57% .

     General obligation bonds of the Commonwealth are rated "AA" by Standard & Poor's Ratings Services, "Aa2" by Moody's Investor Services, and "AA" by Fitch, Inc. The ratings reflect only the views of the rating agencies.

     When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The 2004 Budget does not anticipate issuing tax anticipation notes.

     Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2003: Delaware River Joint Toll Bridge Commission ($158.5 million), Delaware River Port Authority ($1.304 billion), Pennsylvania Economic Development Financing Authority ($1.61 billion), Pennsylvania Energy Development Authority ($62.6 million), Pennsylvania

Higher Education Assistance Agency ($3.784 billion), Pennsylvania Higher Educational Facilities Authority ($4.286 billion), Pennsylvania Industrial Development Authority ($531.8 million), Pennsylvania Infrastructure Investment Authority ($117.4 million), Pennsylvania Turnpike Commission ($2.132 billion), and the State Public School Building Authority ($666.6 million).

     The City of Philadelphia is the largest city in the Commonwealth. The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 26, 2003. PICA had $806.4 million in special tax revenue bonds outstanding as of June 30, 2003. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Pensions and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan on or after January 1, 2002 is 7.5% of compensation. The contribution rates for current PSERS members range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25% . Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited is refundable to covered employees upon termination of their employment.

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. The actuary's recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations and are included in the enacted budget for the current fiscal year. As of June 30, 2003, the unfunded actuarial accrued liability for SERS was $29.88 billion, and for PSERS was $42.49 billion. Both SERS and PSERS currently use an investment rate of return assumption of 8.5% . Overall, favorable investment returns have resulted in both funs making progress in lowering their unfunded actuarial accrued liabilities. In fact, SERS attained fully funded status in 1992 and PSERS in 1997.

Litigation

     Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

     In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2004 is $20 million.

     Powell v. Ridge. In 1998, a suit was filed on behalf of a variety of plaintiffs, including the School District of Philadelphia, the parents of several Philadelphia school children, local community organizations, and the City and Mayor of Philadelphia. The suit alleges that the Commonwealth's formula for distributing school funding provides less money to districts with a majority non-white population than it does to similarly situated districts that have a majority of white students. The plaintiffs seek a declaration that the Commonwealth's funding practices and policies discriminate against minority students in violation of Federal law, as well as injunctive relief barring the use of such practices.

     Since June 23, 2000, the case has been in civil suspense for a variety of reasons. Most recently, the court continued the stay of proceedings until the appellate court and U.S. Supreme Court decided other cases that likely would directly affect the plaintiffs' claims. Those decisions have now been issued and make clear that the plaintiffs' claims, as currently pled, are not viable.

     County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

     The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

     PPG Industries, Inc. v. Commonwealth of Pennsylvania. By decision dated November 30, 2001, the Pennsylvania Supreme Court held that the manufacturing exemption to Pennsylvania's capital stock/franchise tax discriminates against interstate commerce in violation of the Commerce Clause of the United States Constitution and ordered the manufacturing exemption severed from the capital stock/franchise tax. Further, the Court directed the Commonwealth to provide a retrospective remedy to taxpayers along the lines of those provided by the U.S. Supreme Court in a similar case i.e., (1) refunds for those taxpayers who were discriminated against by the unlawful exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. During the course of this litigation, the General Assembly enacted tax code amendments, which presumptively cured the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation.

     PPG filed a petition for reconsideration of the court's opinion, which the court denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002 appears to be revenue-neutral and satisfactory for in-state manufacturers. However, out-of-state manufacturers have appealed, involving an undetermined but significant dollar amount and those appeals remain pending.

     Unisys Corporation v. Commonwealth. Unisys challenged the statutory three-factor formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. The trial court issued its decision on March 8, 1999, sustaining the statute from the Constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer's fairness argument. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the trial court and upholding the Commonwealth's statutory apportionment formula. Unisys filed an application for re-argument, which was denied. Unisys filed a petition for certiorari to the U.S. Supreme Court, which was denied. The trial court denied relief because the taxpayer failed to carry its burden of proof and did not resolve the underlying issue. The decision has very limited applicability to numerous pending cases that raise identical issues and involve undetermined significant dollar amounts.

     Northbrook Life Insurance Co. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative board's level.

     The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured from insurance companies, which have become insolvent or are otherwise in default to its insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

     The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

Texas Series

     The State was identified in the last century with agriculture and ranching, and through much of this century it has been identified with the oil and gas industry. But the rapid growth of service-producing industries and high technology manufacturing over the last two decades has left a diversified Texas economy. Fifteen years ago, the Texas oil and gas industry was about six times as large as the State's high technology industry. As recent as 2002, high technology industries, which account for 8.7% of the Texas gross State product, comprised a slightly larger segment of the Texas economy than oil and gas-related mining and manufacturing.

     Over the past ten years, Texas added more jobs than any other state (1.6 million), accounting 9% of the nation's total job growth. Until 2001, the State's unemployment rate fell every year since 1992, when it averaged 7.7% . In December 2000, the moving average unemployment rate dipped to its lowest point since 1974, at 3.7% . Since December 2000, the unemployment rate has risen to 6.6% in February 2003. Even with the addition of nearly 1.8 million jobs since 1992 and the upturn of unemployment in recent months, there are 17,100 fewer Texans unemployed today that there were ten years ago.

     The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for long-term growth, such as knowledge-based manufacturing and services. Texas' goods industries—manufacturing, construction, and mining—have experienced a net loss of jobs. Over the past two years, construction employment has slowed to a flat annual growth rate after enjoying a robust 5.1% annual growth rate through the 1990's. Manufacturing has been affected by weak domestic and international markets, as well as an economic recession, to lose 40,600 jobs over the past year ending February 2003.

     For every three dollars of manufacturing production in Texas in 1993, there were five in 2000, even after adjusting for inflation. Statewide employment in the industry totaled just over 900,000 in February 2003, and gross state product in manufacturing stands at an estimated $96.5 billion. Only a few manufacturing sectors, food, transportation, equipment, and aerospace, experienced modest job gains over the last twelve months ending February 2003. The largest losses were in computers and electronics losing a net 16,400 jobs, for a 11.9% decrease, and fabricated metals down 9,200, or 8%. The loss in computers and electronics alone accounted for nearly 43% of the State's lost manufacturing jobs over the past year.

     Over most of the past three years educational and health services has been the State's fastest growing source of jobs among major Texas industries and added the greatest number of jobs, followed by government, leisure and hospitality services, and financial activities. Construction, a long time leader in job growth, was flat over the past three years. After leading the nation in the rate of housing permits during much of 1998, the number of housing starts has gradually cooled, from nearly 157,000 in 1998 to 150,000 in 2001. Higher mortgage rates dampened housing starts by 5% in 1999 and another 1% in 2000, particularly in multi-family housing construction, but today's lower mortgage rates again will keep the industry healthy.

     Government generally grows more slowly than the overall economy, but actually added more than 30,000 jobs from February 2002 to February 2003. Through the 1990s, Federal government employment shrank in response to defense cutbacks, but most of this has run its course. Because of the "hiccup" created in 2000 as enumerators were hired to conduct the decennial population census, Federal jobs in the State increased for the first year since the 1990 census. Federal government employment statewide posted a 0.7% gain for the year ended February 2003. State government added 1.3%, and local government grew by 2.3% .

     2000-01 Budget. When the 76th Legislature convened on January 12, 1999, the State Comptroller had already estimated a $4.4 billion surplus for the 1998-99 budget period. The estimated surplus included $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. An additional $0.6 billion in settlement proceeds was projected for the 2000-01 fiscal period, reflecting cigarette volume adjustments specified in the settlement. Legislation enacted subsequent to the settlement capitalized $1.5 billion in permanent state endowment funds to benefit medical research, health education, public health, nursing and treatment programs at Texas universities.

     Driven by a healthy state economy, 2000-01 projected available revenues allowed the State Legislature to adopt a balanced budget without increasing current tax rates and still provide $506 million in State sales and franchise tax reductions. In addition, the State Legislature adopted Senate Bill 4 which allocated approximately $1.3 billion to local school districts for property tax relief and provided for a $3,000 per year pay raise for all Texas public school teachers. The 2000-01 all funds budget totaled $98.2 billion. The all funds budget represented an 11.0% increase over the 1998-99 biennium. The General Provisions of the budget included a $100 per month salary increase for State employees. Over 45% of the increase in all funds appropriations were specifically earmarked for allocations to local school districts to fund public education and provide local property tax relief. The 2000-01 General Revenue and General Revenue-Dedicated Funds budget totaled $61.5 billion for the 2000-01 biennium, an increase of 13.4% over the previous biennium. Subsequently, the 77th Legislature passed an emergency appropriations bill for fiscal year 2001. The supplemental appropriations were earmarked for Medicaid, prison capacity, and prison personnel career ladder adjustments.

     2002-03 Budget. The 77th Legislature convened on January 9, 2001, with an estimated $2.9 billion surplus from the current 2000-01 biennium. The major budget issues facing the Legislature included increasing costs and rising caseloads associated with the Medicaid program, creating and funding a statewide health insurance program for teachers and other public school employees, and providing for a State employee pay raise. Before the Legislature adjourned on May 28, 2001, a General Appropriations Act (Senate Bill 1) was adopted that provided a $4.3 billion increase for the Medicaid program, $1.24 billion for a school district health insurance program beginning in fiscal 2003, and funded a 4% ($100 minimum) pay raise for all State employees. The 2002-03 appropriations from all-funds, including other miscellaneous appropriation bills, totaled $114.1 billion, an increase of $12.2 billion, 12.0% over the previous biennium. Legislation appropriated $66.9 billion in General Revenue and General Revenue-Dedicated Funds, an increase of 10.2% over the previous biennium. Federal Funds increased by $5.1 billion, or 17.3% over the previous biennium, primarily to help cover the rising cost of Medicaid. The Comptroller certified the budget was within available revenues, and the Governor signed the bill on June 17, 2001.

     On January 13, 2003 the Comptroller revised her estimate for the 2002-03 fiscal biennium. The balance available for general purposes at the close of the 2002-03 biennium is expected to be negative $1.8 billion, absent any legislative action to remedy the imbalance, as the anticipated growth has not materialized.

     2004-05 Budget. The 78th Legislature convened on January 14, 2003. The Comptroller estimates that $7.4 billion less than the amount appropriated for 2002-03 will be available to the 78th Legislature for general purposes, including the effect of the estimated $1.8 billion negative balance. All totaled, the State will have $54.1 billion in funds available for general-purpose spending.

State Indebtedness

     Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (1) debt created to supply casual deficiencies in revenues which do not total more than $200,000 at any time and (2) debt to repel invasion, suppress insurrection, defend the State in war or pay existing debt. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Constitution. Short term obligations, such as the Tax and Revenue Anticipation Notes issued by the State Comptroller, which mature within the biennium budget period in which they were issued, are not deemed to be debt within the meaning of the State Constitutional prohibition.

     At various times, State voters, by Constitutional amendment, have authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the Legislature, but in other cases the Constitutional amendments are self-operating and the debt may be issued without specific legislative action.

     The Texas Constitution prohibits the Legislature from authorizing additional State debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds 5% of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of fiscal year 2001, the State's debt service ratio was 1.90% compared to 2.03% in 2000. Although not specifically a debt issue, on November 4, 1997 voters passed a proposition to extend the State's full faith and credit to the Texas Tomorrow Fund and established the Fund as a constitutionally protected fund. The Texas Tomorrow fund is dedicated to the prepayment of higher education tuition and fees.

     Limitations on Taxing Powers. The State Constitution prohibits the State from levying ad valorem taxes on property. The Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both houses, that an emergency exists. The Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

     Oil and Gas. The State economy and the oil and gas industry have been historically linked since the discovery of the Spindletop Field in southeast Texas in 1901. Dramatic increases in the price of oil in 1973-74 and 1979-81 propelled Texas into economic booms that countered trends in the national economy. By 1981, the oil and gas industry comprised nearly 26% of Texas' gross State product. In 1986, a crash in oil prices caused economic turmoil but spawned rapid diversification in the State economy, and the shrunken importance of oil and gas has made the State's economy more similar to the nation's economy. Still, at 8.8% of the State's gross State product today, oil and gas remains about four times as important in the State's economic mix as nationally.

     Financial Institutions. Consolidations and mergers continue to shrink the number of Texas banks, but balance sheets in recent years have mostly been positive. After two decades of shifting fortunes, the Texas banking industry is enjoying relative stability and healthy returns on assets. Over the past few years, Texas banks reduced or curtailed unnecessary expenses, improved efficiency, enjoyed reduced deposit insurance premiums, and have taken advantage of healthy growth in the State economy to enjoy more than a decade of profitability. Recent tightening, as a result of slower growth in the State economy, is now evident. The percent of Texas commercial banks with earning gains has risen to 65.0%, compared to 46.2% a year earlier. The average return on equity rose at a healthy 13.5% during the fourth quarter of 2002, and the return on assets was 1.3% . Net interest margins of 4.5% on December 31, 2002 were relatively large, compared to a national average of 4.1% . Total deposits have recently risen in Texas after falling in part because consolidations shifted the count of deposits from one state to another and partly because consumers have taken advantage of new options for their savings and investments. Texas' total deposits stood at $129.1 billion on December 31, 2002, compared to $120.9 billion a year earlier.

     The Federal Deposit Insurance Corporation reported that 6.1% of Texas' commercial banks were unprofitable on December 31, 2002, below the nationwide percentage of 6.2% . Of those with assets over $100 million, only 1.5% of the State's commercial banks were unprofitable, compared to 2.4% nationwide. Bank failures, which peaked at 134 in 1989, are rare today.

     A consolidation of banks and other financial institutions is ongoing, with the process hastened by the expense of forgoing into electronic banking. As a result of a trend toward larger banks with multiple branches, Texas had 669 operating commercial banks on December 31, 2002, down from a peak of nearly 2,000 in 1986. Since 1986, the number of bank branch locations has risen from 421 to over 3,200. It is expected that the number of banking organizations in the State will continue to shrink, although the number of branch locations will continue to rise. Statewide employment in depository institutions increased to 122,800 in February of 2003, up by 5,300 jobs over the past five years.

     The trend toward consolidations has been even more prevalent in the savings and loan industry. After the real estate debacle of the 1980s, thrift institutions were saddled with mountains of foreclosed property worth less than the original loan values. Texas had 273 savings and loans in 1984, but most of the State's thrifts lost money each year from 1986 through 1991 and the majority of them closed their doors. Texas had only 46 savings and loan institutions in operation on December 31, 2002, only 3.1% of the nation's total. Generally larger than the national average, Texas savings institutions accounted for 6.2% of the net income earned by savings institutions nationwide.

     Similar to banks, profits at savings institutions have been healthy since 1991. As with commercial banks, savings institutions experienced similar gains in 2002. Loans increased by 8.5% from December 2001 to December 2002. Total assets rose from $54.7 billion on December 31, 2001 to $59.5 billion on December 31, 2002. Total loans have risen from $33.2 billion in 2001 to $36.3 billion in 2002. Total deposits in Texas' savings institutions stood at $33.3 billion on December 31, 2002, having risen about 7.2% over the past year, while the percentage of institutions with earnings gains rose steadily. Texas savings institutions' return on assets and equity exceeded the national averages during the fourth quarter of 2002.

     Property Values. The total value of real and personal taxable property in Texas posted its highest annual gain since 1985, with a very strong 11.1% growth reaching $960.4 billion as of January 1, 2000, according to records maintained by the Comptroller's Property Tax Division. This is the ninth consecutive year total value rose following year-to-year value declines stretching back into the mid-1980s. The growth of Texas' property tax base would have been even stronger since 1995, but on a comparable basis an additional $10,000 homestead exemption authorized Statewide reduced the tax base by $40.3 billion relative to these earlier years.

     Property value increases were broad-based with all but one category of real property posting some increases from 2000 to 2001. Both single family and multi-family residential property sectors posted substantial gains in 2001. The market value of single family residential property reached $495.3 billion, up 11.4% from 2000 levels. The market value of multi-family residential property grew 9.3% in 2001 over 2000 levels to reach $50.5 billion.

     The value of commercial and industrial real estate rose strongly from 2000 to 2001, reaching $234.4 billion to post an 9.2% growth rate. Commercial and industrial personal property grew by 10.3% to reach $142.0 billion. The only property category declining in value from 2000 was utility property, falling 3.7% to $39.1 billion.

Litigation

     The State is a party to various legal proceedings relating to its operations and governmental functions. In the opinion of the State Comptroller of Public Accounts, based on information provided by the State Attorney General as to the existence and legal status of such proceedings, none of such proceedings, except for those discussed below, if finally decided adversely to the State, would have a materially adverse effect on the long term financial condition of the State.

     Frew v. Gilbert. The District Court granted a motion to enforce certain provisions of a consent decree between Plaintiffs and the State. The U.S. Court of Appeals for the 5th Circuit found that the District Court lacked subject matter jurisdiction and agreed with the State's position that it was immune from suit under the U.S. Constitution. Plaintiffs petitioned for certiorari with the United States Supreme Court, which will hear oral argument in October 2003.

     West Orange-Cove Consolidated ISD, et al. v. Jim Nelson, Texas Commissioner of Education, Texas Education Agency, et al. This is a school finance litigation case, and at issue is whether the $1.50 cap on the school districts' maintenance and operations taxes creates an unconstitutional state property tax. The District Court dismissed the case on July 11, 2001. The Plaintiffs appealed, and the U.S. Court of Appeals affirmed the trial court's dismissal on April 11, 2002. Plaintiffs petitioned the Texas Supreme Court and oral argument took place on March 27, 2003. The Court's decision is pending.

     McCarthy v. Hawkins. This is a lawsuit against the Commissioners of the Texas Health and Human Services Commission, the Texas Department of Mental Health and Mental Retardation, and the Texas Department of Human Services. Plaintiffs claim that Texas' administration of a program to provide community-based (as opposed to institutionally-based) care to individuals with mental retardation violates Americans with Disabilities Act, the Rehabilitation Act, the Medicaid Act, and the U.S. Constitution. If Plaintiffs obtain a ruling that the State must provide these services to all who request them, the cost to the State could be significant. On March 17, 2003, the State's motion to transfer venue was granted. Other motions remain pending.

     In addition, the State Comptroller of Public Accounts is a party to various proceedings relating to the application of State tax law. Taken individually, none of these cases if finally decided adversely to the State would have a materially adverse effect on the long term financial condition of the State; however, if numerous adverse decisions were to be applied to all similarly situated taxpayers, then there could possible be an adverse affect on the financial condition of the State. USAA v. Rylander and Raytheon E-Systems v. Rylander, discussed below, are examples of this type of proceeding.

     United Services Automobile Association and USAA Life Insurance Co. v. Rylander, et al. Two insurance companies claim exemption from general State taxes. The companies seek a refund of taxes and allege that the refund may equal approximately $123.1 million. Other insurers may make similar claims. At a May 13, 2002 summary judgment, the District Court ruled in favor of the Comptroller and Plaintiff's appeal with the Court of Appeals is still pending. The Legislature clarified the statutes that purported to provide the exemptions, which is expected to preclude future claims.

     Raytheon E-Systems, Inc. v. Rylander. This is a sales tax refund case that is based in part on alleged sales for resale. Plaintiffs claim that certain purchases of tangible personal property for resale to the federal government were not subject to sales and use tax. Other similarly situated taxpayers have filed similar claims. The Comptroller is contesting the claim. A hearing on cross motions for summary judgment was held on March 5, 2002. The trial court granted Plaintiff's summary judgment motion on the sales tax exemption issue but ruled against Plaintiff on attorneys' fees and denied Plaintiff's motion for summary judgment on the amount of the refund. The amount of the refund ($5.4 million) was subsequently stipulated by the parties. On January 30, 2003, on appeal by Plaintiff on the taxability issue, the U.S. Court of Appeals affirmed the trial court decision as to the taxability issue and remanded the case to the trial court for further fact determinations. The case will be appealed to the Texas Supreme Court. Three additional suits, totaling just under $10 million, have been filed on the same issue.

Virginia Series

     Virginia's per capital income in 2003 was the highest in the Southeast region and greater than the national average. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, State and local government and manufacturing. With Northern Virginia considered a part of the Washington, D.C. metropolitan statistical area, and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than all states other than Alaska and Hawaii.

     Over the last ten years, Virginia's population increased 13% compared to 11.7% nationally. According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. While overall employment has shown growth over the last five years, 2002 showed a 0.6% decline in employment. However, from January 1, 2003, Virginia has seen seven consecutive months of positive employment growth and approximately 150,000 jobs are estimated to have been added during the period. Job growth in calendar year 2003 has been aided by a revival in business services. During 2002, an average of 4.1% of Virginia's citizens were unemployed compared with the national average of 5.8%.

     Economic Outlook. Virginia's economy is transitioning from recessionary conditions in Fiscal Year 2002 to an economy showing positive signs of growth in Fiscal Year 2003. Wage and salary growth rates of 0.6% (estimated 2% for the fourth quarter of Fiscal Year 2003), helped the real wage and salary year-to-year quarterly growth rate average 0.4% in Fiscal Year 2003 up from -0.6% in Fiscal Year 2002. Retail sales amounted to $70.9 billion in Fiscal Year 2003, a 3.4 % increase over Fiscal Year 2002. Personal income is estimated to have reached $243 billion in Fiscal Year 2003, a 3.5% increase over Fiscal Year 2003. Increases in wages, personal income and subsequent increases in retail sales should continue to help revive the Commonwealth's economy.

State Budget

     Virginia state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority connected with the budgetary process. Once an appropriation act becomes law, implementation and administration are functions of the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget. If projected revenue collections fall below amounts appropriated, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to the extent necessary to prevent any expenditure in excess of estimated revenues. An amendment to the Virginia Constitution, effective January 1, 1993, established a Revenue Stabilization Fund, which is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10% of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

     Fiscal Year 2003 Budget. The General Fund is the chief operating fund of the Commonwealth. At the end of Fiscal Year 2003, the unreserved fund balance of the General Fund was a deficit of $221.0 million and reserved fund balance was $284.5 million. The beginning fund balance was restated by $367.5 million, to arrive at an adjusted beginning fund balance of $150.8 million. Total fund balance of the General Fund decreased by $87.2 million during the fiscal year. The Fiscal Year 2003 General Fund revenues were 3.9% greater than the Fiscal Year 2002 revenues.

     For the 2002-2004 Biennium, a revenue shortfall of $2.15 billion existed, $884.5 million in Fiscal Year 2003 and $1.16 billion in Fiscal Year 2004. Actions taken in Fiscal Year 2003 by the Governor and the General Assembly to balance the budget included a combination of budget reductions, use of balances, and other funding strategies.

     The Commonwealth's assets exceeded its liabilities at June 30, 2003, by $11.3 billion. Net assets of governmental activities increased by $548.2 million and net assets of business type activities decreased by $644.1 million. At the end of the fiscal year, the Commonwealth's governmental funds reported a combined ending fund balance of $2.6 billion, an increase of $252.5 million in comparison with the prior year. Of this total fund balance, $2.1 billion represents unreserved fund balance and the remaining $428.8 million represents amounts reserved for specific purposes, such as the Revenue Stabilization Fund and education. The proprietary funds reported net assets at June 30, 2003 of $171.5 million, a decrease of $643.3 million during the year.

     In Fiscal Year 2003, total General Fund revenues rose by 1.8%, exceeding the official forecast by $60.4 million. Collections in the two largest sources – individual income tax and sales and use taxes – fell short of their forecasts, while collections of corporate income tax, the tax on the premiums of insurance companies, and recordation taxes grew much faster than expected. The weak job market hampered growth in individual income taxes, which grew only 1.0% for the year. Nonwithholding receipts, largely driven by stock market activity, declined. At the same time, the continued weakness in the economy and more efficient processing of refunds caused refunds to increase. Collections in sales and use taxes fell 3.9% from Fiscal Year 2002. In Fiscal Year 2003, 96.3% of total General Fund tax revenues were derived from five major taxes imposed by Virginia on individual and fiduciary income, State sales and use, corporate income, public service corporations and premiums of insurance companies.

     The General Fund balance fell by $78.2 million in Fiscal Year 2003, a decrease of 12.4% over Fiscal Year 2002. Tax revenues decreased by

1.6% from Fiscal Year 2002 to Fiscal Year 2003. Individual income and fiduciary tax revenue increased by 1%. Certain other tax revenues experienced growth while others declined. Growth occurred in the form of a 6.9% increase in sales and use tax revenue and a 9.2% increase in revenue from taxes on premiums of insurance companies. Declines in General Fund revenues occurred in corporate income and public service corporations taxes by 20.2% and 17.4%, respectively. Overall revenue increased by 2.3% and non-tax revenues increased by 9.418.3%. Overall expenditures fell by 0.6% in Fiscal Year 2003, compared to a 17.8% increase in Fiscal Year 2002. Individual and family service expenditures grew by $219.8 million, or 8.6%. Education expenditures fell by $100.7 million, or 1.8%. In addition, general government expenditures increased by $16.2 million, or 1.2%.

     Of the June 30, 2003 $554.8 million fund balance, $ 247.5 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. State law directs that the fund be included as a component of the General Fund only for financial reporting purposes. During fiscal year 2003, no deposit other than interest earnings was made to the Revenue Stabilization Fund. However, a withdrawal of $247.5 million was made and deposited to the General Fund. A deposit is not required in Fiscal Year 2004 based on Fiscal Year 2003 revenue collections.

     In Fiscal Year 2003, General Fund revenues and other sources were less than expenditures and other uses by $78.2 million. The General Fund unreserved balance on a budgetary basis increased by $171.6 million (245.2%) from Fiscal Year 2002 to Fiscal Year 2003 while reserved General Fund balances decreased by $249.8 million, or 44.4%, from Fiscal Year 2002. Total revenues increased by 2.3% while total expenditures decreased by 0.6%. Transfers to the General Fund increased by 20.3% while transfers out decreased by 0.2%.

     On December 17, 2003, the Governor presented the 2004 Budget Bill for the 2004-2006 Biennium. The 2004 Budget Bill included a number of actions to balance a shortfall of $1.9 billion over the biennium between projected resources and spending requirements. These actions included $181.5 million in budget reductions, $348.4 million in anticipated balances from Fiscal Year 2004, and a tax reform package that would provide $419.2 million in net revenue.

     The House and Senate could not reach agreement on the 2004 Budget Bill. During a special session on May 7, 2004, the General Assembly passed a compromise budget for the 2004-06 Biennium, which included significant portions of the 2004 Budget Bill. Tax reforms adopted by the General Assembly are projected to generate additional revenue of $616.3 million in Fiscal Year 2005 and $775.6 million in Fiscal Year 2006. The 2004-06 Biennium budget was signed by the Governor and became effective on July 1, 2004.

State Indebtedness

     Section 9(a) of Virginia's Constitution provides that the General Assembly may incur general obligation debt: (1) to meet certain types of emergencies; (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and (3) to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

     Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt for the three immediately preceding fiscal years less the amount of 9(b) debt authorized in the current and prior three fiscal years.

     Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues “"derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts" for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

     Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds for which Virginia's full faith and credit has not been pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects. The debt repayments to various public authorities have totaled approximately $197.4 million for fiscal year

2003.

     General Obligation Debt. The Commonwealth does not issue debt for operating purposes. At the end of Fiscal Year 2003, the Commonwealth had total debt outstanding of $17.8 billion, an increase of $425 million from Fiscal Year 2002. During Fiscal Year 2003, the Commonwealth issued $3.4 billion in new general obligation debt. Total tax supported debt was $5.3 billion and total debt not supported by taxes was $12.5 billion. Total debt backed by the full faith and credit of the government was $917.1 million and $2.0 billion is considered moral obligation debt. The remainder of the Commonwealth's debt represents bonds secured solely by specified revenue sources (i.e. revenue bonds).

     Ratings. The Commonwealth maintains a rating of "AAA" for general obligation debt from the three rating agencies: Moody's Investors Service, Standard & Poor's Ratings Services and Fitch, Inc.

     Transportation Bonds. The Commonwealth Transportation Board (the "CTB") has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of State highways, airports, mass transportation and ports. The Virginia Port Authority has issued bonds in the amount of $279.4 million which are payable from income of a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the CTB at June 30, 2003 was $ 1.252 billion.

     Virginia is involved in numerous building and equipment leases that are subject to appropriation of funding by the General Assembly. The principal balance of all capital leases outstanding was $301.5 million as of June 30, 2003. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

     Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of Virginia. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. To date, these authorities have not reported to Virginia that any such reserve deficiencies exist.

     Tobacco Settlement. Effective November 23, 1998, Virginia joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and 5 territories in the National Tobacco Settlement (the "Settlement"). Virginia's share of the total amount to be paid to states through 2025 would be approximately $4.1 billion, contingent upon certain adjustments as set forth in the Settlement. Of the total Settlement, $1.5 billion is dedicated to finance a national public education fund for tobacco control, and $250 million is set aside for a foundation dedicated to reducing teen smoking.

     During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, 50% of the annual amount received by Virginia from the Settlement shall be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The TICR Commission is to determine the appropriate recipients of monies in the TICR Fund and distribute monies in the TICR Fund to (1) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (2) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"); 10% of the annual amount received by Virginia from the Settlement is deposited into the VTS Fund. The VTS Foundation is to determine the appropriate recipients of monies in the VTS Fund and distribute monies in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors through such means as educational and awareness programs on the health effects of tobacco use on minors and laws restricting the distribution of tobacco products to minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund during Fiscal Years 2000-03. The allocation and expenditures of the annual amounts received by Virginia from the settlement are subject to appropriation and disposition by the General Assembly.

Litigation

     Virginia, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of Virginia with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of Virginia.

B

APPENDIX B

Rating Categories

     Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

     An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

     An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

     Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

     An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

     A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

     An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

     The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

     The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

     Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

     Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1

     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

     Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

     Debt rated ‘D’ is payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s
Long-term
Aaa

     Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

     Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

     Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

     Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

     Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

     Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

     Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

     Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

     Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample assetprotection.
  Broad margins in earnings coverage of fixed financial charges and high internal cashgeneration.
  Well-established access to a range of financial markets and assured sources of alternateliquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

     Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch
Long-term investment grade
AAA

     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

     Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

     High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

     Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

     Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

     Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. ‘CC’ ratings indicate that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. ‘DD’ ratings indicate potential recoveries in the range of 50% - 90% and ‘D’ the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Short-term

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

     Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

     Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

     Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

PART C. OTHER INFORMATION

_________________________

Item 23.	Exhibits

(a)	Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to
Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on
August 11, 1995.

(b)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to
the Registration Statement on Form N-1A, filed on August 25, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on July 16, 1998.

(e)(1)	Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 37
to the Registration Statement on Form N-1A, filed on March 10, 2004.

(e)(2)	Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-
Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(e)(3)	Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective
Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.

(g)(1)	Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 28 to
the Registration Statement on Form N-1A, filed on June 16, 1997. Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 20 to the Registration
Statement on Form N-1A, filed on August 18, 1994.

(g)(2)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A, filed on August 27, 2002.

(g)(3)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A, filed on August 27, 2002.

(h)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004.

(i)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective
Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995.
(j)	Consent of Independent Auditors.
(m)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 37 to the
Registration Statement or Form N-1A, filed on March 10, 2004.

(n)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 37 to the
Registration Statement on Form N-1A, filed on March 10, 2004.

P:\Edgar Filings\Pending\064\485BPOS\j30064.doc-009-019

Item 23.	Exhibits (continued)
__________

(p)	Code of Ethics adopted by the Registrant is incorporated by reference to Exhibit (p) of Post-Effective
Amendment No. 37 to the Registration Statement on Form N-1A, filed on March 10, 2004.

Other Exhibits

	(a)(1)	Power of Attorney of the Trustees is incorporated by reference to Other Exhibits (a) of
Post-Effective Amendment No. 33 to the Registration Statement on Form
N-1A, filed on August 25, 2000.

	(a)(2)	Power of Attorney of Officers is incorporated by reference to Other Exhibits (a)(2)
of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A,
filed on August 27, 2002.

	(b)	Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b)
of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A,
filed on August 25, 2000.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities

(other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

P:\Edgar Filings\Pending\064\485BPOS\j30064.doc-009-019

Item 25. Indemnification (continued)
_______

_______________

___________

Reference is also made to the Distribution Agreement which is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on August 25, 2000.

Item 26. Business and Other Connections of Investment Adviser.

_______

____________________________________________________

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administrated by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

P:\Edgar Filings\Pending\064\485BPOS\j30064.doc-009-019

ITEM 26. Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Stephen R. Byers	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director, Vice Chairman, and		Managers
Chief Investment Officer		President	9/02 - 11/02

	Dreyfus Service Corporation++	Senior Vice President	3/00 - Present

	Founders Asset Management,	Member, Board of	6/02 - Present
	LLC****	Managers

	Dreyfus Investment Advisors,	Chief Investment Officer	2/02 - Present
	Inc. ++	Director	2/02 - Present

Stephen E. Canter	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Chairman of the Board,
Chief Executive Officer and	Mellon Bank, N.A.+	Vice Chairman	6/01 - Present
Chief Operating Officer

	Standish Mellon Asset Management	Board Manager	7/03 - Present
Company, LLC*

	Mellon Growth Advisors, LLC*	Board Member	1/02 – 7/03

	Dreyfus Investment	Chairman of the Board	1/97 - 2/02
	Advisors, Inc.++	Director	5/95 - 2/02
		President	5/95 - 2/02

	Newton Management Limited	Director	2/99 - Present
London, England

	Mellon Bond Associates, LLP+	Executive Committee	1/99 – 7/03
Member

	Mellon Equity Associates, LLP+	Executive Committee	1/99 - Present
Member

	Franklin Portfolio Associates,	Director	2/99 - Present
LLC*

	Franklin Portfolio Holdings, Inc.*	Director	2/99 - Present

	TBCAM Holdings, LLC*	Director	2/99 - Present

	Mellon Capital Management	Director	1/99 - Present
Corporation***

	Founders Asset Management	Member, Board of	12/97 - Present
	LLC****	Managers

	The Dreyfus Trust Company+++	Director	6/95 - Present
		Chairman	1/99 - Present
		President	1/99 - Present
		Chief Executive Officer	1/99 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 - Present
Director and Vice Chairman	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - Present

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon EFT Services Corporation	Director	10/98 - 6/02
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

	Allomon Corporation	Director	12/87 - Present
Two Mellon Bank Center
Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Overseas Investments	Director	4/88 – 7/02
Corporation+

	Mellon Financial Markets, LLC+	Member	12/99 – 3/02

	Mellon Ventures, Inc. +	Director	1/99 – Present
David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

	Boston Safe Deposit and Trust	Chairman & CEO	1/99 – Present
Company*

	Newton Management Limited	Director	10/98 - Present
London, England

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

David F. Lamere	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Director		Member
(continued)
	Mellon Bank, N.A. +	Vice Chairman	9/01 - Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Asset Holdings, Inc. +	President	3/99 - 12/02
		Director	6/99 - 12/02

	Mellon Global Investing Corp.+	President	1/00 - Present

Martin G. McGuinn	Mellon Financial Corporation+	Chairman	1/99 - Present
Director		Chief Executive Officer	1/99 - Present
		Director	1/98 - Present

	Mellon Bank, N. A. +	Chairman	3/98 - Present
		Chief Executive Officer	3/98 - Present
		Director	1/98 - Present

Michael G. Millard	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Director and President		Managers
		Vice President	9/02 - 11/02

	Dreyfus Service Corporation++	Chairman of the Board	4/02 - Present
		Chief Executive Officer	4/02 - Present
		Director	8/00 - Present
		Executive Vice President	8/00 - 5/02

	Dreyfus Service Organization, Inc.	Director	4/02 - Present

	Dreyfus Insurance Agency of	Director	4/02 - Present
Massachusetts Inc. ++

	Founders Asset Management	Member, Board of	5/01 - Present
	LLC****	Managers
	Boston Safe Advisors, Inc. ++	Director	10/01 - Present
	MBSC LLC++	Manager, Board of	3/03 - Present
Managers

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Vice Chairman
and Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present

	Mellon Growth Advisors, LLC*	Board Member	1/02 - 7/03

	TBC General Partner, LLC*	President	7/03 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Standish Mellon Asset Management	Board Member	7/01 - 7/03
Vice Chairman	Holdings, LLC
and Director	One Financial Center
(continued)	Boston, MA 02211

	Standish Mellon Asset Management	Board Member	7/01 – Present
Company, LLC
One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd.	Non-Resident Director	11/98 - Present
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Certus Asset Advisors Corp.**	Director	2/97 - 7/03

	Mellon Bond Associates, LLP+	Executive Committee	1/98 - 7/03
Member
		Chairman	1/98 - 7/03

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Vice Chairman		Director	3/99 - Present
and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - Present

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Dreyfus Insurance Agency of	Director	5/98 - Present
Massachusetts, Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - Present

	Mellon Residential Funding Corp. +	Director	4/97 - Present

	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

	Dreyfus Financial Services Corp. +	Director	9/96 - 4/02
		Chairman	6/99 - 4/02
		Chief Executive Officer	6/99 - 4/02

	Dreyfus Investment Services Company	Manager	11/01 - 12/02
	LLC+	Chairman	11/01 - 12/02
		Chief Executive Officer	11/01 - 12/02

Richard W. Sabo	Founders Asset Management	President	12/98 - Present
Director	LLC****	Chief Executive Officer	12/98 - Present
Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 – Present
Executive Vice President

Mark N. Jacobs	Dreyfus Investment	Director	4/97 - Present
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

	The TruePenny Corporation++	President	10/98 - Present
		Director	3/96 - Present

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

William H. Maresca	Lighthouse Growth Advisors LLC++	Member, Board of	9/02 - Present
Controller		Managers
		Vice President and	9/02 - Present
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	3/99 - Present
		Treasurer	9/98 - Present
		Director	3/97 - Present

	Dreyfus Financial Services Corporation	Director	3/02 – 4/02

	MBSC, LLC++	Chief Financial Officer	4/02 - Present
		Manager, Board of	4/02 - Present
Managers

	Boston Safe Advisors, Inc. ++	Chief Financial Officer	10/01 - Present
and Director

	Dreyfus Service Corporation++	Chief Financial Officer	12/98 - Present
		Director	8/00 - Present

	Dreyfus Consumer Credit	Treasurer	10/98 - Present
Corporation ++

	Dreyfus Investment	Treasurer	10/98 – Present
Advisors, Inc. ++

	Dreyfus-Lincoln, Inc.	Vice President	10/98 – 2/03
	c/o Mellon Corporation	Director	2/02 – 2/03
Two Greenville Center
4001 Kennett Pike
Suite 218
Greenville, DE 19807

	The TruePenny Corporation++	Vice President	10/98 - Present
		Director	2/02 - Present
		Treasurer	5/00 - Present

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	5/98 - Present

	Dreyfus Service	Treasurer	3/99 - Present
Organization, Inc.++

Lisa A. Fox	Mellon Bank, N.A. +	Vice President	10/01 - Present
Vice President -		Assistant Vice President	7/98 - 10/01
Human Resources

	Dreyfus Insurance Agency of	Treasurer	3/99 - Present
Massachusetts, Inc. ++

Mary Beth Leibig	None
Vice President -
Human Resources

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Anthony Mayo	None
Vice President -
Information Systems

Angela E. Price	None
Vice President

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - Present
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 - Present

	The Dreyfus Consumer Credit	Chairman	6/99 - Present
	Corporation ++	President	6/99 - Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 - Present
Inc.++

	Dreyfus Service Organization,	Vice President - - Tax	10/96 - Present
Inc.++
Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 - Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 - Present
110 William Street
29th Floor
New York, NY 10038-3901

	The Boston Company, Inc.*	Vice President	09/01 - Present

	Dreyfus Service Corporation++	Vice President	11/01 - Present

	Dreyfus Transfer. Inc.++	Vice President	11/01 - Present

	Founders Asset Management LLC****	Authorized Agent	12/01 - Present

	Franklin Portfolio Associates LLC*	Vice President	06/01 - Present

	Franklin Portfolio Holdings LLC*	Vice President	06/01 - Present

	Mellon Bank, N.A.+	Senior Vice President	08/01 - Present

	Mellon HR Solutions LLC	Vice President	06/02 - Present
2100 N. Central Road
Fort Lee, NJ 07024

	Mellon Human Resources & Investor	Vice President	03/04 - Present
Solutions, Inc.+

	Mellon Private Trust Company, N.A.*	Vice President for	08/01 - Present
Facilities
	Mellon Trust of California	Vice President for	08/01 - Present
Facilities

	Mellon Trust of New England, N.A.*	Vice President	09/03 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon Trust of New York, LLC	Vice President for	08/01 - Present
Vice President		Facilities
(continued)
	Mellon Trust of Washington	Vice President for	08/01 - Present
Facilities

	Mellon United National Bank	Vice President	09/01 - Present
Mellon Financial Tower
111 Brickell Avenue
Miami, FL 33131

	Standish Mellon Asset Management	Vice President	10/01 - Present
LLC
One Financial Center
Boston, MA 02210

	The Dreyfus Corporation++	Vice President	11/01 – Present

	Katrena Corporation+	Vice President	08/01 - Present

	Laurel Capital Advisors, LLP*	Vice President	08/01 - Present

	MBC Investments Corporation+	Vice President	08/01 - Present

	MFS Leasing Corp. +	Vice President	08/01 - Present

	MMIP, LLC+	Vice President	08/01 - Present

	Mellon Capital Management	Vice President	08/01 - Present
Corporation***

	Mellon Equity Associates, LLP+	Vice President	08/01 - Present

	Mellon Financial Markets, LLC+	Vice President	08/01 - Present

	Mellon Financial Services	Vice President	08/01 - Present
Corporation #1+

	Mellon Financial Services	Vice President	08/01 - Present
Corporation #4+

	Mellon Funding Corporation+	Vice President	08/01 - Present

	Mellon Insurance Agency, Inc. +	Vice President	08/01 - Present

	Mellon International Investment	Vice President	08/01 - Present
Corporation+

	Mellon International Leasing Company+	Vice President	08/01 - Present

	Mellon Leasing Corporation+	Vice President	08/01 - Present

	Mellon Overseas Investment	Vice President	08/01 - Present
Corporation+

	Mellon Trust Company of Illinois+	Vice President	08/01 - Present

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\J31-MSW-07-06-04.doc-019/004

07/06/04

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon VA Partners, LLC+	Vice President	08/01 - Present
Vice President
(continued)
	Mellon Ventures, Inc. +	Vice President	08/01 - Present

	Pontus, Inc. +	Vice President	08/01 - Present

	Texas AP, Inc. +	Vice President	08/01 - Present

Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - Present
Vice President

James Bitetto	The TruePenny Corporation++	Secretary	9/98 - Present
Assistant Secretary
	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present

	Dreyfus Investment	Assistant Secretary	7/98 - Present
Advisors, Inc.++

	Dreyfus Service	Assistant Secretary	7/98 - Present
Organization, Inc.++

	The Dreyfus Consumer Credit	Vice President and	2/02 - Present
	Corporation++	Director

Steven F. Newman	Dreyfus Transfer, Inc. ++	Vice President	2/97 - Present
Assistant Secretary		Director	2/97 - Present
		Secretary	2/97 - Present

	Dreyfus Service	Secretary	7/98 - Present
Organization, Inc.++
*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****	The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

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07/06/04

Item 27. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	CitizensSelect Funds
2.	Dreyfus A Bonds Plus, Inc.
3.	Dreyfus Appreciation Fund, Inc.
4.	Dreyfus Balanced Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Mortgage Securities Fund
7.	Dreyfus BASIC U.S. Government Money Market Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus California Intermediate Municipal Bond Fund
10.	Dreyfus California Tax Exempt Bond Fund, Inc.
11.	Dreyfus California Tax Exempt Money Market Fund
12.	Dreyfus Cash Management
13.	Dreyfus Cash Management Plus, Inc.
14.	Dreyfus Connecticut Intermediate Municipal Bond Fund
15.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
16.	Dreyfus Fixed Income Securities
17.	Dreyfus Florida Intermediate Municipal Bond Fund
18.	Dreyfus Florida Municipal Money Market Fund
19.	Dreyfus Founders Funds, Inc.
20.	The Dreyfus Fund Incorporated
21.	Dreyfus GNMA Fund, Inc.
22.	Dreyfus Government Cash Management Funds
23.	Dreyfus Growth and Income Fund, Inc.
24.	Dreyfus Growth and Value Funds, Inc.
25.	Dreyfus Growth Opportunity Fund, Inc.
26.	Dreyfus Index Funds, Inc.
27.	Dreyfus Institutional Cash Advantage Funds
28.	Dreyfus Institutional Money Market Fund
29.	Dreyfus Institutional Preferred Money Market Funds
30.	Dreyfus Insured Municipal Bond Fund, Inc.
31.	Dreyfus Intermediate Municipal Bond Fund, Inc.
32.	Dreyfus International Funds, Inc.
33.	Dreyfus Investment Grade Funds, Inc.
34.	Dreyfus Investment Portfolios
35.	The Dreyfus/Laurel Funds, Inc.
36.	The Dreyfus/Laurel Funds Trust
37.	The Dreyfus/Laurel Tax-Free Municipal Funds
38.	Dreyfus LifeTime Portfolios, Inc.
39.	Dreyfus Liquid Assets, Inc.
40.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
41.	Dreyfus Massachusetts Municipal Money Market Fund
42.	Dreyfus Massachusetts Tax Exempt Bond Fund
43.	Dreyfus Midcap Index Fund, Inc.
44.	Dreyfus Money Market Instruments, Inc.
45.	Dreyfus Municipal Bond Fund, Inc.
46.	Dreyfus Municipal Cash Management Plus

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\j32-MSW-07-16-04.doc-019-004

47.	Dreyfus Municipal Funds, Inc.
48.	Dreyfus Municipal Money Market Fund, Inc.
49.	Dreyfus New Jersey Intermediate Municipal Bond Fund
50.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
51.	Dreyfus New York Municipal Cash Management
52.	Dreyfus New York Tax Exempt Bond Fund, Inc.
53.	Dreyfus New York Tax Exempt Intermediate Bond Fund
54.	Dreyfus New York Tax Exempt Money Market Fund
55.	Dreyfus U.S. Treasury Intermediate Term Fund
56.	Dreyfus U.S. Treasury Long Term Fund
57.	Dreyfus 100% U.S. Treasury Money Market Fund
58.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59.	Dreyfus Pennsylvania Municipal Money Market Fund
60.	Dreyfus Premier California Municipal Bond Fund
61.	Dreyfus Premier Equity Funds, Inc.
62.	Dreyfus Premier Fixed Income Funds
63.	Dreyfus Premier International Funds, Inc.
64.	Dreyfus Premier GNMA Fund
65.	Dreyfus Premier Manager Funds I
66.	Dreyfus Premier Manager Funds II
67.	Dreyfus Premier Municipal Bond Fund
68.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
69.	Dreyfus Premier New Leaders Fund, Inc.
70.	Dreyfus Premier New York Municipal Bond Fund
71.	Dreyfus Premier Opportunity Funds
72.	Dreyfus Premier State Municipal Bond Fund
73.	Dreyfus Premier Stock Funds
74.	The Dreyfus Premier Third Century Fund, Inc.
75.	Dreyfus Premier Value Equity Funds
76.	Dreyfus Premier Worldwide Growth Fund, Inc.
77.	Dreyfus Short-Intermediate Government Fund
78.	Dreyfus Short-Intermediate Municipal Bond Fund
79.	The Dreyfus Socially Responsible Growth Fund, Inc.
80.	Dreyfus Stock Index Fund, Inc.
81.	Dreyfus Tax Exempt Cash Management
82.	Dreyfus Treasury Cash Management
83.	Dreyfus Treasury Prime Cash Management
83.	Dreyfus Variable Investment Fund
85.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
86.	General California Municipal Bond Fund, Inc.
87.	General California Municipal Money Market Fund
88.	General Government Securities Money Market Funds, Inc.
89.	General Money Market Fund, Inc.
90.	General Municipal Bond Fund, Inc.
91.	General Municipal Money Market Funds, Inc.
92.	General New York Municipal Bond Fund, Inc.
93.	General New York Municipal Money Market Fund
94.	Mellon Funds Trust

P:\Edgar Filings\PART C MASTERS\NEW-PARTC-MSW-MASTER\j32-MSW-07-16-04.doc-019-004

(b)

Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant

Michael G. Millard *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
James Neiland*	Executive Vice President and Director	None
Irene Papadoulis **	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Richard Sabo ***	Executive Vice President	None
William H. Maresca *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Stephen R. Byers *	Senior Vice President	Executive Vice
President
Walter Kress *	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Michael Schuermann **	Senior Vice President	None
Bret Young *	Senior Vice President	None
Jane Knight *	Chief Legal Officer and Secretary	None
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance	Anti-Money Laundering
Compliance Officer
Tracy Hopkins *	Vice President	None
Donna Impagliazzo *	Vice President – Compliance	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
Gary Pierce *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	None
Ken Christoffersen ***	Assistant Secretary	None
Ronald Jamison *	Assistant Secretary	None
*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.
****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

P:\Edgar Filings\Pending\064\485BPOS\j33064.doc-009-019

8/18/04

Item 28. Location of Accounts and Records
_______

________________________________

1.	The Bank of New York
One Wall Street
New York, New York 10286

2.	Dreyfus Transfer, Inc.
200 Park Avenue
New York, New York 10166

3.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Item 29. Management Services
_______

___________________

Not Applicable

Item 30. Undertakings
_______

____________

None

P:\Edgar Filings\Pending\064\485BPOS\j33064.doc-009-019

8/18/04

SIGNATURES
_____________

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of August, 2004.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND

BY: /s/ Stephen E. Canter*

Stephen E. Canter, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stephen E. Canter*	President (Principal Executive Officer)	08/24/04

Stephen E. Canter

/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	08/24/04

James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	08/24/04

Joseph S. DiMartino

/s/ Clifford L. Alexander*	Board Member	08/24/04

Clifford L. Alexander

/s/ Peggy C. Davis*	Board Member	08/24/04

Peggy C. Davis

/s/ Ernest Kafka*	Board Member	08/24/04

Ernest Kafka

/s/ Nathan Leventhal	Board Member	08/24/04

Nathan Leventhal
*BY:	/s/ Janette E. Farragher

Janette E. Farragher
Attorney-in-Fact

P:\Edgar Filings\Pending\064\485BPOS\j57064.doc-009-019

8/18/04

INDEX OF EXHIBITS
__________________

ITEM 23
_______

(j)

Consent of Independent Registered Public Accounting Firm

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